UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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The Hartford Insurance Group, Inc.

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Notice of 2026 Annual Meeting of Shareholders

Date and Time
Wednesday, May 20, 2026
12:30 p.m. EDT
Access*
www.virtualshareholdermeeting.com/HIG2026
Record Date
You may vote if you were a shareholder of record at the close of business on March 23, 2026.
Voting Items
Shareholders will vote on the following items of business:
			VOTING
				By internet www.proxyvote.com

				By toll-free telephone 1-800-690-6903

				By mail Follow the instructions on your proxy card
	Board Recommendation	Page		At the Annual Meeting Follow the instructions on the virtual meeting site
1. Elect a Board of Directors for the coming year;	FOR	12

2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;	FOR	35
IMPORTANT INFORMATION IF YOU PLAN TO ATTEND THE ANNUAL MEETING:
You are entitled to participate (i.e., submit questions and/or vote) in the Annual Meeting if you were a shareholder of record at the close of business on March 23, 2026, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee.
To participate, you will need the 16-digit control number provided on your proxy card, voting instruction form or notice. Shareholders may also vote or submit questions in advance of the meeting at www.proxyvote.com using their 16-digit control number.
If you are not a shareholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.
If you have difficulty accessing the Annual Meeting, please call the number on the registration page of the virtual meeting site. Technicians will be available to assist you.

3. Consider and approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement;	FOR	38
4. Vote on shareholder proposal that the Company adopt written consent rights for shareholders; and	AGAINST	73
5. Act upon any other business that may properly come before the Annual Meeting or any adjournment thereof.
The Hartford’s proxy materials are available via the internet at
http://ir.thehartford.com** and www.proxyvote.com, which allows us to reduce printing and delivery costs and lessen adverse environmental impacts.
We hope that you will participate in the Annual Meeting, either by attending and voting at the virtual meeting or by voting through other means. For instructions on voting, please refer to page 80 under “How do I vote my shares?”
We urge you to review the proxy statement carefully and exercise your right to vote.
Dated: April 9, 2026
By order of the Board of Directors

Terence Shields
Corporate Secretary
* In order to provide a convenient opportunity for shareholders to participate from wherever they are located, the Annual Meeting will be held in a virtual meeting format via audio webcast only, and not at a physical location.
**References in this proxy statement to our website address are provided only as a convenience and do not constitute, and should not be viewed as, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this proxy statement.

2026 Proxy Statement	1

Letter From our Chairman & CEO and Lead Director
Dear fellow shareholders:

For The Hartford, 2025 was a year defined by disciplined execution and continued progress toward the long‑term strategic objectives that drive sustained value creation for our shareholders. As we prepare for the 2026 Annual Meeting of Shareholders, we write to share the Board’s priorities and activities throughout 2025 — a year in which the Board exercised rigorous oversight of artificial intelligence, technology and innovation, the evolving external environment, strategy, and talent.

Artificial Intelligence, Innovation and Cybersecurity Oversight

The pace of technological change — especially in artificial intelligence, data, cybersecurity, and core‑system modernization — continued to influence the Board’s agenda in 2025. The Board oversaw the continued evolution of the Company’s technology investment agenda, with a focus on assessing progress on key initiatives, alignment with business objectives, and effective execution over time.

Directors participated in several deep‑dive sessions, including:

•an enterprise‑wide artificial intelligence and end‑to‑end customer‑journey update in July,
•a standalone technology‑focused session during the October strategy meetings, and
•a cyber‑tabletop exercise facilitated by an external expert.

Throughout the year, the Board sought independent perspectives on technology, cyber risks, and digital innovation — including several engagements with industry experts and leaders. We will continue dedicating meaningful time to technology at every Board meeting as the Company advances its innovation agenda and safeguards its digital environment.

Monitoring the External Environment

The Board maintained rigorous oversight of the global economic, political, and competitive landscape in 2025. The Board is provided regular whitepapers from our Global Insights Center to ensure directors maintain timely awareness of macroeconomic, geopolitical, and sector‑specific developments that could impact The Hartford.

During a September offsite meeting in Washington, D.C., the Board engaged in robust discussions with a bipartisan Congressional panel and heard from policy experts on issues affecting the economy and insurance industry specifically. Directors also assessed competitor activity as part of enterprise strategy reviews in September and in our annual October business‑line strategy sessions.
These engagements helped the Board evaluate the implications of external volatility on our strategy, risk profile, and growth opportunities.

Strategic Growth

The Board also supported management’s work to evaluate progress against established strategic growth priorities embedded in the Company’s long‑term strategy. Business line leaders presented strategy updates in May and again in October, providing the Board with a clear view of progress, competitive positioning, and emerging opportunities. The Board will continue monitoring these areas closely, including planned “deep‑dive” strategy reviews in 2026.

Oversight of Leadership Development and Succession

Talent and leadership development remained central to the Board’s work throughout 2025. Directors kept a sharp focus on CEO and executive succession planning. The Compensation and Management Development Committee led its annual detailed review of CEO and executive succession, including emergency‑succession protocols, and invited the full Board to participate in those deliberations.

To strengthen leadership continuity deeper into the organization, directors engaged more frequently with leaders one to two levels below the CEO. We expanded direct exposure opportunities, including one‑on‑one sessions and informal interactions with newer members of our Enterprise Leadership Team and other rising talent across the organization. This heightened level of engagement provided directors with opportunities to assess leadership capabilities, succession readiness, and development plans for top talent across key roles and functions.

These efforts support our long‑term belief that strong talent at every level drives The Hartford’s high performance and differentiates the Company in a competitive market.

2	www.thehartford.com

Board Composition and Refreshment

The Board remained committed to proactive director succession planning and ensuring that our composition aligns with the Company’s evolving strategic needs.

We also strengthened communication and transparency around individual director succession planning. To that end, we instituted annual check‑ins with each director and the Nominating and Corporate Governance Committee Chair to foster candid discussion on each director’s current and potential future roles on the Board, capacity, and future plans.

These efforts ensure the Board remains exceptionally qualified, diverse in perspective, forward‑looking, and aligned with the Company’s long‑term ambitions.

Your Board remains disciplined, engaged, and accountable. We will continue to steward leadership continuity, oversee a rigorous technology invest strategy, and help the Company navigate external complexity with clarity and a focus on aligning strategic choices with long‑term value creation. Thank you for your continued support.

Sincerely,

Christopher J. Swift	Trevor Fetter
Chairman and Chief Executive Officer	Lead Director

2026 Proxy Statement	3

Certain statements made in this proxy statement should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about The Hartford’s future results of operations. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those discussed in The Hartford's news release issued on January 29, 2026, our 2025 Annual Report on Form 10-K, subsequent Quarterly Reports on Forms 10-Q, and the other filings we make with the U.S. Securities and Exchange Commission. We assume no obligation to update this document, which speaks as of the date of filing.

4	www.thehartford.com

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
Proxy Summary
This summary highlights information contained elsewhere in this proxy statement. It does not contain all the information you should consider and you should read the entire proxy statement carefully before voting.

Board and Governance Highlights

01
Election of Directors
Each director nominee has an established record of accomplishment in areas relevant to overseeing our businesses and possesses qualifications and characteristics that are essential to a well-functioning and deliberative governing body.

☑	The Board recommends a vote "FOR" each director nominee

Director Nominee, Current Age and Present or Most Recent Experience	Independent	Director since	Current Committees(1)	Other Current Public Company Boards
Tom Bartlett, 68 Former President and CEO, American Tower Corp.	✓	2025	• Audit • FIRMCo	• Otis Worldwide • ExlService Holdings, Inc.
Larry D. De Shon, 66 Former President, CEO and COO, Avis Budget Group	✓	2020	• Audit • FIRMCo* • NCG	• United Rentals, Inc. • Air New Zealand
Carlos Dominguez, 67 Former Vice Chairman and Lead Evangelist, Sprinklr	✓	2018	• Comp • FIRMCo • NCG	None
Trevor Fetter,(2) 66 Senior Lecturer, Harvard Business School	✓	2007	• Comp • FIRMCo	• Omada Health
Donna James, 68 President and CEO, Lardon & Associates	✓	2021	• Audit* • FIRMCo • NCG	• Victoria's Secret
Annette Rippert, 61 Former CEO, Strategy and Consulting, Accenture plc	✓	2025	• Audit • FIRMCo	• Open Text Corporation
Teresa W. Roseborough, 67 Executive Vice President, General Counsel and Corporate Secretary, The Home Depot	✓	2015	• Comp • FIRMCo • NCG*	None
Virginia P. Ruesterholz, 64 Former Executive Vice President, Verizon Communications	✓	2013	• Comp • FIRMCo • NCG	None
Christopher J. Swift, 65 Chairman and CEO, The Hartford		2014	• FIRMCo	• Citizens Financial Group
Matthew E. Winter, 69 Former President, The Allstate Corporation	✓	2020	• Comp* • FIRMCo	• ADT • H&R Block
Kathleen Winters, 58 Former CFO, Automatic Data Processing	✓	2024	• Audit • FIRMCo	• Global Business Travel Group • Definitive Healthcare
* Denotes committee chair.
(1)Full committee names are as follows: Audit – Audit Committee; Comp – Compensation and Management Development Committee; FIRMCo – Finance, Investment and Risk Management Committee; NCG – Nominating and Corporate Governance Committee.
(2)Mr. Fetter serves as the Lead Director. For more details on the Lead Director’s role, see page 14 .

2026 Proxy Statement	5

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Governance Best Practices
The Board and management regularly review best practices in corporate governance and modify our governance policies and practices as warranted. Our current best practices are highlighted below.

Independent Oversight	✓	All directors are independent, other than the CEO
	✓	Independent key committees (Audit, Compensation, Nominating)
	✓	Empowered and engaged independent Lead Director
Engaged Board /Shareholder Rights	✓	All directors elected annually
	✓	Majority vote standard (with plurality carve-out for contested elections)
	✓	Proxy access right with market terms
	✓	Director resignation policy
	✓	Over-boarding policy limits total public company boards, including The Hartford, to four for non-CEOs and two for sitting CEOs
	✓	Rigorous Board and committee self-evaluation conducted annually; third-party Board and individual director evaluations conducted triennially
	✓	Meaningful Board education and training on recent and emerging governance, technology and industry trends
	✓	Annual shareholder engagement program focused on governance, compensation and sustainability issues
	✓	Shareholder right to call special meeting
Other Governance Practices	✓	Board diversity of experience, tenure, age, gender, race and ethnicity
	✓	Mandatory retirement age of 75
	✓	Policies to identify director candidates encompassing the right mix of experience, qualifications, skills and backgrounds
	✓	Annual review of CEO succession plan by the independent directors with the CEO
	✓	Annual Board review of long-term and emergency succession plans for senior management and the CEO
	✓	Stock-ownership requirements of 6x salary for CEO and 4x salary for other named executive officers
	✓	Annual Nominating Committee review of The Hartford's political and lobbying policies and expenditures

Audit Highlights

02
Ratification of Appointment of Independent Registered Public Accounting Firm
The Board is asking shareholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.
☑ The Board recommends a vote "FOR" this item

6	www.thehartford.com

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Compensation Highlights

03
Advisory Vote to Approve Executive Compensation
The Board is asking shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. Our executive compensation program is designed to promote long-term shareholder value creation and support our strategy by: (1) encouraging profitable organic growth and ROE performance while maintaining an ethical culture, (2) providing market-competitive compensation opportunities designed to attract and retain talent needed for long-term success, and (3) appropriately aligning pay with short- and long-term performance.

☑	The Board recommends a vote "FOR" this item

PURPOSE AND STRATEGIC PRIORITIES

The Hartford’s mission is to provide people and businesses with the support and protection they need to pursue their unique ambitions, seize opportunity, and prevail through unexpected challenges. Our strategy to maximize value creation for all stakeholders remains consistent and focuses on the following priorities across our businesses:

•Embracing a culture of growth, innovation and cross-enterprise collaboration;
•Advancing leading underwriting capabilities across our portfolio to offer expanded products and services that solve for a broader range of customer needs;
•Maximizing distribution channels to increase market share;
•Deepening customer centricity by delivering seamless, personalized experiences that build lasting trust and reflect the evolving needs of those we serve;
•Optimizing organizational efficiency with a focus on continuous improvement;
•Accelerating artificial intelligence enablement and responsibly leveraging data, analytics, and digital capabilities to deliver smarter, faster outcomes across the businesses;
•Developing future ready talent to lead in a constantly evolving world; and
•Balancing use of excess capital for growth initiatives, investments in the business, and return to stockholders through dividends and share repurchases.
We endeavor to maintain and enhance our position as a market leader by leveraging our core strengths of underwriting excellence, risk management, claims, product development and distribution.

An ethical, people-oriented, and performance-driven culture drives our values. We are committed to maintaining and enhancing our culture and are proud of our reputation for ethics and integrity.

2026 Proxy Statement	7

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

2025 FINANCIAL RESULTS
Our 2025 financial results were exceptionally strong and greater than the prior year, primarily due to a higher P&C underwriting gain, driven by earned premium growth across all lines of business, greater net favorable prior year development, as well as a lower underlying loss and loss adjustment expense ratio* in Personal Insurance, and higher net investment income. Full year net income available to common stockholders and core earnings* were $3.8 billion ($13.32 per diluted share) and $3.8 billion ($13.42 per diluted share), respectively. Net income and core earnings return on equity ("ROE")*† were 22.0% and 19.4%, respectively.
Highlighted below are year-over-year comparisons of our net income available to common stockholders and core earnings performance and our three-year net income ROE and core earnings ROE results. Core earnings is the primary determinant of our annual incentive plan ("AIP") funding, as described on page 44, and average annual core earnings ROE over a three-year performance period is the metric used for two-thirds of performance shares granted to Senior Executives, as described on page 46 (in each case, as adjusted for compensation purposes).

* Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable U.S. GAAP measure, see Appendix A.
† Net income ROE represents net income available to common stockholders ROE.

TOTAL SHAREHOLDER RETURN
The following chart shows The Hartford's total shareholder return ("TSR"), which includes reinvestment of dividends relative to  the 2025 Corporate Peer Group (provided on page 53), S&P 500 Insurance Composite, S&P 500 P&C Insurance Index and S&P 500.

COMPONENTS OF COMPENSATION AND PAY MIX
NEO total compensation is heavily weighted toward variable compensation (including both annual and long-term incentives), and actual amounts earned may differ from target amounts based on company and individual performance. Each NEO has a target total compensation opportunity that is reviewed annually by the Compensation Committee (in the case of the CEO, by the independent directors) to ensure alignment with our compensation objectives and market practice.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Compensation Component	Description
Base Salary	• Fixed level of cash compensation based on market data, internal pay equity, experience, responsibility, expertise and performance
Annual Incentive Plan
• Variable cash award based primarily on annual company operating performance against a predetermined financial target and achievement of individual performance goals aligned with the company's strategic priorities

Long-Term Incentive Plan
• Variable component with target award opportunity based on market data and individual factors
• Designed to drive long-term performance, align senior executive interests with shareholders, and foster retention
• Award mix (75% performance shares and 25% stock options) rewards stock price performance, peer-relative shareholder returns (stock price and dividends) and operating performance

Approximately 93% of CEO target annual compensation and approximately 83% of other NEO target annual compensation are variable based on performance, including stock price performance:

Target Pay Mix — CEO
Salary 7%	Annual Incentive 18%	Long-Term Incentive 75%

Variable with Performance: 93%

Target Pay Mix — Other NEOs
Salary 17%	Annual Incentive 29%	Long-Term Incentive 54%

Variable with Performance: 83%
2025 COMPENSATION DECISIONS

2025 Compensation Decisions	Rationale
The Compensation Committee approved an AIP funding level of 176% of target.
Performance against the pre-established Compensation Core Earnings target produced a formulaic AIP funding level of 176% of target (page 44). The Compensation Committee undertook its qualitative review of performance and concluded that the formulaic AIP funding level appropriately reflected 2025 performance. Accordingly, no adjustments were made.

The Compensation Committee certified a 2023-2025 performance share award payout at 176% of target.
The Company's average annual Compensation Core ROE during the performance period was 17.4%, resulting in a payout of 168% of target for the ROE component (50% of the award). The company's TSR during the period was at the 80th percentile of the performance peers, resulting in a 183% payout for the TSR component (50% of the award). The combined performance metrics yielded a payout of 176% of target (page 48).

The Compensation Committee (and, in the case of the CEO, the independent directors) approved the following compensation for each currently active NEO:

	Base Salary		AIP Award		LTI Award		Total Compensation
NEO	2025	Change from 2024	2025	Change from 2024	2025	Change from 2024	2025	Change from 2024
Christopher Swift	$1,200,000	0.0%	$5,808,000	23.1%	$13,650,000	13.8%	$20,658,000	15.3%
Beth Costello	$850,000	6.3%	$2,904,000	50.4%	$3,000,000	15.4%	$6,754,000	26.7%
A. Morris Tooker	$850,000	13.3%	$2,829,300	80.3%	$3,500,000	105.9%	$7,179,300	78.6%
Amy Stepnowski	$650,000	8.3%	$2,024,000	28.7%	$1,900,000	35.7%	$4,574,000	28.0%
Donald Hunt*	$650,000	NA*	$1,408,000	NA*	$1,350,000	NA*	$3,408,000	NA*
*Mr. Hunt was not previously an NEO.
This table provides a concise picture of compensation decisions made in 2025, and highlights changes from 2024. Another view of 2025 compensation for the NEOs is available in the Summary Compensation Table on page 58.

2026 Proxy Statement	9

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
COMPENSATION BEST PRACTICES
Our current compensation best practices include the following:

WHAT WE DO
✓	Compensation heavily weighted toward variable pay
✓	Senior Executives generally receive the same benefits as other full-time employees
✓	Double-trigger requirement for cash severance and equity vesting upon a change of control*
✓	Cash severance upon a change of control not to exceed 2x base salary + bonus
✓	Independent compensation consultant
✓	Risk mitigation in plan design and annual review of compensation plans, policies and practices
✓	Comprehensive claw-back policy (includes misconduct) that covers both time and performance based incentive awards
✓	Prohibition on hedging, monetization, derivative and similar transactions with company securities
✓	Prohibition on Senior Executives pledging company securities
✓	Stock ownership guidelines for Directors and requirements for Senior Executives
✓	Periodic review of compensation peer groups
✓	Competitive burn rate and dilution for equity program
* Double-trigger vesting for equity awards applies if the awards are assumed or replaced with substantially equivalent awards.

WHAT WE DON'T DO
✗	No tax gross-ups for perquisites or excise taxes on severance payments
✗	No individual employment agreements
✗	No granting of stock options with an exercise price less than the fair market value of our common stock on the date of grant
✗	No re-pricing of stock options
✗	No buy-outs of underwater stock options
✗	No reload provisions in any stock option grant
✗	No payment of dividends or dividend equivalents on equity awards until vesting (no dividends on stock options)

SAY-ON-PAY RESULTS
At our 2025 annual meeting, we received approximately 92% support on Say-on-Pay. The Compensation Committee considered the vote to be an endorsement of The Hartford’s executive compensation programs and policies, and recent program changes. They took this strong level of support into account in their ongoing review of those programs and policies. Management also discussed aspects of its executive compensation, sustainability and corporate governance practices during our annual shareholder engagement program to gain a deeper understanding of shareholders’ perspectives. Feedback regarding the compensation program remained positive, with many shareholders complimentary of our practices. For further discussion of our shareholder engagement program, see page 21.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

04
Shareholder Proposal on the Right to Act by Written Consent
Vote on the shareholder proposal that the Board takes the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting.

☒
The Board of Directors recommends that shareholders vote "AGAINST" this Proposal for the following reasons:
•The Hartford already provides a meaningful special meeting right that reflects market practice and investor expectations.
•Written consent would bypass the safeguards of a meeting – reducing transparency and equal access among shareholders.
•Written consent can enable rushed or coercive outcomes and undermine Board effectiveness.
•The Hartford is committed to strong corporate governance practices and provides shareholders with other channels to effectively raise concerns outside the annual meeting cycle.

2026 Proxy Statement	11

Board and Governance Matters

01
Election of Directors

The full Board, including its Nominating and Corporate Governance Committee, believes the director nominees possess qualifications, skills and experience that are consistent with the standards for the selection of nominees for election to the Board set forth in our Corporate Governance Guidelines described beginning on page 13 and have demonstrated the ability to effectively oversee The Hartford’s corporate, investment and business operations. Biographical information for each director nominee is described beginning on page 28, including the principal occupation and other public company directorships (if any) held in the past five years and a description of the specific experience and expertise that qualifies each nominee to serve as a director of The Hartford.

☑	The Board recommends a vote "FOR" each director nominee.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
Governance Practices and Framework
At The Hartford, we aspire to be the most trusted insurer, emboldening customers' success and enabling resiliency in an ever-changing world. We believe strong governance practices and responsible corporate behavior are central to this vision and contribute to our long-term performance. Accordingly, the Board and management regularly consider best practices in corporate governance and shareholder feedback and modify our governance policies and practices as warranted. Our current best practices include:

Independent Oversight	✓	All directors are independent, other than the CEO
	✓	Independent key committees (Audit, Compensation, Nominating)
	✓	Empowered and engaged independent Lead Director
Engaged Board /Shareholder Rights	✓	All directors elected annually
	✓	Majority vote standard (with plurality carve-out for contested elections)
	✓	Proxy access right with market terms
	✓	Director resignation policy
	✓	Over-boarding policy limits total public company boards, including The Hartford, to four for non-CEOs and two for sitting CEOs
	✓	Rigorous Board and committee self-evaluation conducted annually; third-party Board and individual director evaluations conducted triennially
	✓	Meaningful Board education and training on recent and emerging governance, technology and industry trends
	✓	Annual shareholder engagement program focused on governance, compensation and sustainability issues
	✓	Shareholder right to call special meeting
Other Governance Practices	✓	Board diversity of experience, tenure, age, gender, race and ethnicity
	✓	Mandatory retirement age of 75
	✓	Policies to identify director candidates encompassing the right mix of experience, qualifications, skills and backgrounds
	✓	Annual review of CEO succession plan by the independent directors with the CEO
	✓	Annual Board review of long-term and emergency succession plans for senior management and the CEO
	✓	Stock-ownership requirements of 6x salary for CEO and 4x salary for other named executive officers
	✓	Annual Nominating Committee review of The Hartford's political and lobbying policies and expenditures
The fundamental responsibility of our directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of The Hartford and its shareholders. The Board fulfills this responsibility within the general governance framework provided by the following documents:
•Articles of Incorporation
•By-laws
•Corporate Governance Guidelines (compliant with the listing standards of the New York Stock Exchange ("NYSE") and including guidelines for determining director independence and qualifications)
•Charters of the Board’s four standing committees (the Audit Committee; the Compensation and Management Development Committee ("Compensation Committee"); the Finance, Investment and Risk Management Committee ("FIRMCo"); and the Nominating and Corporate Governance Committee ("Nominating Committee"))
•Code of Ethics and Business Conduct
•Code of Ethics and Business Conduct for Members of the Board of Directors
Copies of these documents are available on our investor relations website at http://ir.thehartford.com or upon request sent to our Corporate Secretary (see page 82 for details).
Director Independence
The Board annually reviews director independence under applicable law, the listing standards of the NYSE and our Corporate Governance Guidelines. In addition, per our Corporate Governance Guidelines, in order to identify potential conflicts of interest and to monitor and preserve independence, any director who wishes to become a director of another for-profit entity must

2026 Proxy Statement	13

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

obtain the pre-approval of the Nominating Committee. The Board has affirmatively determined that all directors other than Mr. Swift are independent.
Board Leadership Structure

Board Chair	Independent Lead Director
The roles of CEO and Chair of the Board (“Chair”) are held by Christopher Swift. Mr. Swift has served as CEO since July 1, 2014, and was appointed Chair on January 5, 2015. In late 2014, before Mr. Swift assumed the role of Chair, the Board deliberated extensively on our board leadership structure, seeking feedback from shareholders and considering corporate governance analysis. The Board concluded then, and continues to believe, that our historical approach of combining the roles of CEO and Chair while maintaining strong, independent board leadership is the optimal leadership structure for the Board to carry out its oversight of our strategy, business operations and risk management.
The Board believes other elements of our corporate governance structure ensure independent directors can perform their role as fiduciaries in the Board’s oversight of management and our business, and minimize any potential conflicts that may result from combining the roles of CEO and Chair. For example:
• All directors other than Mr. Swift are independent;
• An empowered and engaged Lead Director provides independent Board leadership and oversight; and
• At each regularly scheduled Board meeting, the non management directors meet in executive session without the CEO and Chair present (six such meetings in 2025).
As part of its evaluation process, the Board reviews its leadership structure annually to ensure it continues to serve the best interests of shareholders and positions the Company for future success.

Whenever the CEO and Chair roles are combined, our Corporate Governance Guidelines require the independent directors to elect an independent Lead Director. Trevor Fetter was elected our Lead Director in May 2017. The responsibilities and authority of the Lead Director include the following:
• Presiding at all meetings of the Board at which the CEO and Chair is not present, including executive sessions of the independent directors;
• Serving as a liaison between the CEO and Chair and the non-management directors;
• Regularly conferring with the CEO and Chair on matters of importance that may require action or oversight by the Board, ensuring the Board focuses on key issues and tasks facing The Hartford;
• Approving meeting agendas for the Board and conferring with the Chair on information to be presented to the Board;
• Approving the Board meeting schedules to help ensure that there is sufficient time for discussion of all agenda items;
• Maintaining the authority to call meetings of the independent non-management directors;
• Approving meeting agendas and information for the independent non-management sessions and briefing, as appropriate, the CEO and Chair on any issues arising out of these sessions;
• If requested by shareholders, ensuring that they are available, when appropriate, for consultation and direct communication; and
• Leading the Board’s evaluation process and discussion on board refreshment and director tenure, as well as setting and reviewing board goals.
The Board believes that these duties and responsibilities provide for strong independent Board leadership and oversight.

Annual Board Evaluation Process
The Nominating Committee oversees the Board's multi-step evaluation process to ensure an ongoing, rigorous assessment of the Board’s effectiveness, composition and priorities and to inform the Board's succession planning. In addition to the full Board evaluation process, the standing committees of the Board undertake separate self-assessments on an annual basis. This evaluation process is designed not only to assess current performance, but also to identify opportunities for continuous improvement in Board practices, oversight and effectiveness.
As part of a multi-year effort to enhance the evaluation process, the Board has adopted the following changes:
•2016 - Adopted individual director interviews led by the Lead Director and a mid-year review of progress against formal Board goals;
•2018 - Adopted third-party facilitated evaluations every three years, commencing in 2019, to promote more candid conversations, provide a neutral perspective, and help the Board benchmark its corporate governance practices; and
•2020 - Adopted individual director evaluations every three years, commencing in 2022, as part of the third-party facilitated Board evaluation.
In each case, the Board sought and considered shareholder feedback on the merits of these changes prior to adoption. The results of the annual evaluation are used to inform Board priorities, committee practices, leadership considerations, director education and Board succession planning.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Board Evaluation and Development of Goals (May)	The Lead Director, or third-party evaluator, leads a Board evaluation discussion in an executive session guided by the Board’s self-assessment questionnaire and key themes identified through one-on-one discussions. The Board identifies successes and areas for improvement from the prior Board year and establishes formal goals for the year ahead.
Annual Corporate Governance Review / Shareholder Engagement Program (October to December)	The Nominating Committee performs an annual review of The Hartford's corporate governance policies and practices in light of best practices, recent developments and trends. In addition, the Nominating Committee reviews feedback on governance issues provided by shareholders during our annual shareholder engagement program.
Interim Review of Goals (December)	The Lead Director leads the Board's interim review of progress made against the goals established in May.
Board Self-Assessment Questionnaires (February)
The governance review and shareholder feedback inform the development of written questionnaires that the Board and its standing committees use to help guide self-assessment. The Board’s questionnaire covers a wide range of topics, including the Board’s:
• Fulfillment of its responsibilities under the Corporate Governance Guidelines;
• Effectiveness in overseeing our business plan, strategy and risk management;
• Leadership structure and composition;
• Relationship with management; and
• Processes to support the Board’s oversight function.

One-on-One Discussions (February to May)	The Lead Director, or third-party evaluator, meets individually with each independent director on Board effectiveness, dynamics and areas for improvement. Beginning in 2022, third-party led discussions also include directors' evaluations of their peers.
As part of its ongoing commitment to continuous improvement, the Board conducted its third third-party board evaluation in 2025, which again included individual director evaluations. The evaluation process incorporated a comprehensive board performance survey, due diligence and review of Company materials, and in-depth interviews with all ten directors then serving on the Board, as well as select members of senior management and external advisors who regularly interact with the Board.
The third-party facilitator concluded that The Hartford's Board is highly effective overall and identified opportunities for incremental enhancement. In particular, the facilitator noted an opportunity to further strengthen the Board's approach to director succession planning by developing a clearer understanding of each director's anticipated tenure and retirement considerations, and by establishing processes to better anticipate and manage future transitions.
In response, beginning in the fall of 2025, the Chair of the Nominating Committee initiated annual individual "check-ins" with each director to discuss topics such as expected timing of Board service, committee leadership interests, and other professional commitments. These discussions are intended to inform future Board composition planning and the Nominating Committee's deliberations in advance of the Board's annual appointment of committee members and chairs for the upcoming Board year and to complement the Board's annual evaluation process conducted between February and May.
In addition, as part of the individual director evaluation process, each Director received confidential, actionable feedback designed to further enhance individual and collective Board effectiveness. The evaluation process also resulted in alignment on priorities for the 2025-2026 Board year, including continued focus on talent development and executive succession planning, technology strategy and investments (including artificial intelligence), the broader economic, political, and competitive environment, and strategic growth opportunities.

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Board Composition and Refreshment
Director Succession Planning
The Nominating Committee is responsible for identifying and recommending to the Board candidates for Board membership. Throughout the year, the Nominating Committee considers the Board’s composition, skills and attributes to determine whether they are aligned with our long-term strategy and major risks, and each year devotes a session to board succession planning over a longer-term (generally three-year) period. The succession planning process is informed by the results of the Board and committee evaluation processes, as well as anticipated needs in light of The Hartford’s retirement policy (described below). To assist the Nominating Committee in identifying prospective Board nominees when undertaking a search, the Company retains an outside search firm. The Nominating Committee also considers candidates suggested by Board members, management and shareholders.
The Nominating Committee evaluates candidates against the standards and qualifications set forth in our Corporate Governance Guidelines as well as other relevant factors.
The graphic below illustrates our typical succession planning process, which begins with an assessment of the Board's current skills and attributes, and then identifies skills or attributes that are needed, or may be needed in the future, in light of the Company's strategy.

Overview of Director Search Process

Development of Candidate Specification	Screening of Candidates	Meeting With Candidates	Decision and Nomination
•Develop skills matrix to identify desired skills and attributes •Target areas of expertise aligned with our strategy	•Select outside search firms to lead process and/or consider internal or shareholder recommendations •Screen candidates for each specification identified	•Top candidates are interviewed by Nominating Committee members, other directors, and management •Finalist candidates undergo background and conflicts checks	•Nominating Committee recommendation of candidates and committee assignments to full Board •Board consideration and adoption of recommendation

Director Onboarding and Engagement
All directors are expected to invest the time and energy required to gain an in-depth understanding of our business and strategy. Our director onboarding program is designed to reduce the learning curve for new members and enable them to provide meaningful contributions to the oversight of the Company as early in their tenures as possible. It consists of two phases. Phase one is designed to provide a solid foundation on our businesses, financial performance, strategy, risk and governance. New directors devote numerous briefing sessions with senior management to review key functional areas of the Company and their committee assignment responsibilities. Phase two is an opportunity for new directors to continue learning about the business at their discretion after their first year of service on the Board.  Directors are afforded time to familiarize themselves with the Company so they can identify areas for additional education and development. In addition, we have formalized our board mentorship program to help integrate members with experienced directors. New directors are also invited to attend all committee meetings during their first year to help accelerate their understanding of the Company and the Board.
Our Board members also participate in Company activities and engage directly with our employees at a variety of events throughout the year, including participation in senior leadership team meetings, employee town halls and employee resource group meetings.
Board Composition and Director Tenure
The Nominating Committee strives for a Board that includes a mix of varying perspectives and breadth of experience. Newer directors bring fresh ideas and perspectives, while longer tenured directors bring extensive knowledge of our complex operations. As part of its annual evaluation process, the Board assesses its overall composition, including director tenure, and does not believe the independence of any director nominee is compromised solely due to Board tenure. The Board believes that its rigorous self-evaluation process (described above), combined with its mandatory retirement policy at age 75, are effective in promoting Board renewal, as demonstrated by the addition of eleven new directors since 2015.
The chart below reflects the tenure range and average tenure of the director nominees standing for election.

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* As of April 9, 2026.

The Board believes a well-rounded membership with varying perspectives and breadth of experience is an important attribute of a well-functioning board and contributes to driving positive outcomes. The Nominating Committee considers diversity in the context of the Board as a whole and takes into account the range of perspectives the directors bring to their Board work. As part of its consideration of prospective nominees, the Board and the Nominating Committee monitor whether the directors as a group meet The Hartford’s criteria for the composition of the Board. The director nominees standing for election at the date of the Annual Meeting of Shareholders are composed of 45% women and 27% people of color.
Shareholder Proposed Nominees
The Nominating Committee will consider director candidates recommended by shareholders using the same criteria described above. Shareholders may also directly nominate someone for election at an annual meeting. Nominations for director candidates are closed for 2026. To nominate a candidate at our 2027 Annual Meeting, notice must be received by our Corporate Secretary at the address below by February 19, 2027 and must include the information specified in our By-laws, including, but not limited to, the name of the candidate, together with a brief biography, an indication of the candidate’s willingness to serve if elected, and evidence of the nominating shareholder’s ownership of our common stock.
Pursuant to our proxy access By-law, a shareholder, or group of up to 20 shareholders, may nominate a director and have the nominee included in our proxy statement. The shareholder, or group collectively, must have held at least 3% of our common stock for three years in order to make a nomination, and may nominate as many as two directors, or a number of directors equal to 20% of the Board, whichever is greater, provided that the shareholder(s) and the nominee(s) satisfy the requirements in our By-laws. Notice of proxy access director nominees for inclusion in our 2027 proxy statement must be received by our Corporate Secretary at the address below no earlier than November 10, 2026 and no later than December 10, 2026.
In each case, submissions must be delivered or mailed to Terence Shields, Corporate Secretary, The Hartford Insurance Group, Inc., One Hartford Plaza, Hartford, CT 06155.

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Committees of the Board
The Board has four standing committees: the Audit Committee; the Compensation Committee; FIRMCo; and the Nominating Committee. The Board has determined that all of the members of the Audit Committee, the Compensation Committee and the Nominating Committee qualify as “independent” under applicable law, the listing standards of the NYSE and our Corporate Governance Guidelines. The current members of the Board, the committees on which they serve and the primary functions of each committee are identified below.

Audit Committee
CURRENT MEMBERS:* T. Bartlett L. De Shon D. James (Chair) A. Rippert K. Winters MEETINGS IN 2025: 9
“During 2025, the Audit Committee operated against a backdrop of accelerating technological change—particularly the rapid adoption of generative artificial intelligence—which heightened the importance of oversight of technology and cybersecurity risks, including governance and controls. The Committee also reviewed in-depth assessments of operational and financial risk and control environments across key business areas, with particular attention to third-party risk and resiliency. Additionally, the Committee evaluated management’s loss reserve estimates, monitored evolving disclosure requirements, and oversaw enhancements to internal audit and ethics and compliance frameworks.”
Donna James, Committee Chair since 2024
ROLES AND RESPONSIBILITIES
• Oversees the integrity of the company's financial statements.
• Oversees accounting, financial reporting and disclosure processes and the adequacy of management’s systems of internal control over financial reporting.
• Oversees the company's relationship with, and performance of, the independent registered public accounting firm, including its qualifications and independence.
• Considers appropriateness of rotation of independent registered public accounting firm.
• Oversees the qualifications, independence and performance of the internal audit function.
• Oversees operational risk, business resiliency and cybersecurity.
• Oversees the company's compliance with legal and regulatory requirements and our Code of Ethics and Business Conduct.
• Discusses with management policies with respect to risk assessment and risk management.

* The Board has determined that all members are “financially literate” within the meaning of the listing standards of the NYSE and “audit committee financial experts” within the meaning of the SEC’s regulations.

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Compensation and Management Development Committee
CURRENT MEMBERS: C. Dominguez T. Fetter T. Roseborough V. Ruesterholz M. Winter (Chair) MEETINGS IN 2025: 8
“In 2025, the Compensation and Management Development Committee oversaw The Hartford’s talent development and senior management succession, including leadership transitions and organizational changes, such as expanded roles for the Chief Information Officer and the Chief Data, Artificial Intelligence and Operations Officer to strengthen focus on critical technology-and-operations priorities, as well as the appointment of a new Chief Risk Officer following a planned retirement. Consistent with its oversight responsibilities, the Committee addressed evolving risk considerations and reaffirmed its commitment to equitable pay practices and shareholder engagement.”
Matthew Winter, Committee Chair since 2021
ROLES AND RESPONSIBILITIES
• Oversees executive compensation and assists in defining an executive total compensation policy.
• Works with management to develop a clear relationship between pay levels, performance and returns to shareholders, and to align compensation structure with objectives.
• Has the authority to delegate, and has delegated to the Executive Vice President, Human Resources, or her designee, the authority to carry out administrative responsibilities under incentive compensation plans.
• Has sole authority to retain, compensate and terminate any consulting firm used to evaluate and advise on executive compensation matters.
• Considers independence standards required by the NYSE or applicable law prior to retaining compensation consultants, accountants, legal counsel or other advisors.
• Reviews initiatives and progress in the area of human capital management and of the company’s process and analysis for assessing pay equity.
• Reviews succession and continuity plans for the CEO and each member of the executive leadership team that reports to the CEO.
• Meets annually with a senior risk officer to discuss and evaluate whether incentive compensation arrangements create material risks to the Company.
• Responsible for compensation actions and decisions with respect to certain senior executives, as described in the Compensation Discussion and Analysis beginning on page 39.

Finance, Investment and Risk Management Committee
CURRENT MEMBERS: T. Bartlett L. De Shon (Chair) C. Dominguez T. Fetter D. James A. Rippert T. Roseborough V. Ruesterholz C. Swift M. Winter K. Winters MEETINGS IN 2025: 5
“In 2025, FIRMCo navigated a dynamic and uncertain macroeconomic environment—including shifting interest rate expectations and geopolitical volatility—while focusing on its implications for the Company’s investment portfolio including private credit, commercial real estate, infrastructure and energy; property catastrophe exposures including related risk management strategies and insurance underwriting appetite; and emerging risks including continued acceleration of technology evolution, the ever-increasing utilization of AI, reliance on third parties, and sophistication of cyber-attacks.”
Larry De Shon, Committee Chair since 2023
ROLES AND RESPONSIBILITIES
• Reviews and recommends changes to enterprise policies governing management activities relating to major risk exposures such as market risk; liquidity and capital requirements; insurance risks, including acts of terrorism and changing climate or weather patterns; and any other risk that poses a material threat to the strategic viability of the company.

• Reviews the company's overall risk appetite framework, which includes an enterprise risk appetite statement, risk preferences, risk tolerances, and an associated limit structure for each of the company's major risks.
• Reviews and recommends changes to financial, investment and risk management guidelines.
• Provides a forum for discussion among management and the entire Board of key financial, investment, and risk management matters.

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Nominating and Corporate Governance Committee
Current Members: L. De Shon C. Dominguez D. James T. Roseborough (Chair) V. Ruesterholz MEETINGS IN 2025: 5
“During the 2025-2026 Board year, the Nominating and Corporate Governance Committee continued its focus on Board composition and effectiveness. As a result of the Committee’s identification of candidates that would best position the Board to oversee the Company's long-term strategy, the Board appointed Tom Bartlett, former President and CEO of American Tower, bringing C-suite experience and deep financial and operational expertise to complement existing director skills. The Committee also focused on proactive Board succession planning and Committee chair rotations, and reaffirmed its commitment to continued engagement with shareholders.”
Teresa Roseborough, Committee Chair since 2021
ROLES AND RESPONSIBILITIES
• Advises and makes recommendations to the Board on corporate governance matters.
• Considers potential nominees to the Board.
• Makes recommendations on the organization, size and composition of the Board and its committees.
• Considers the qualifications, compensation and retirement of directors.
• Reviews policies and reports on political contributions.
• Oversees sustainability strategy, governance and activities.

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The Board’s Role and Responsibilities
Board Risk Oversight
The Board has ultimate responsibility for risk oversight. We have a formal enterprise framework reviewed by the Board, which sets forth the Company's risk preferences, tolerances, and limits. Throughout 2025, the Board focused on the macroeconomic outlook and implications to the investment portfolio, and insurance underwriting performance and property catastrophe risk management. The Board also continued to focus on risks associated with talent management, technology, cybersecurity risk and growth strategies.

The Board exercises its oversight function through its standing committees, each of which has primary risk oversight responsibility for all matters within the scope of its charter. Annually, each committee reviews and reassesses the adequacy of its charter and the Nominating Committee reviews all charters and recommends any changes to the Board for approval. The chart below provides examples of each committee’s risk oversight responsibilities.

BOARD OF DIRECTORS

AUDIT COMMITTEE • Financial reporting • Operational risk • Cybersecurity • Legal and regulatory compliance	COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE • Executive compensation • Talent acquisition, retention and development • Succession planning	FINANCE, INVESTMENT AND RISK MANAGEMENT COMMITTEE • Insurance risk • Market risk • Liquidity and capital requirements • Climate risk	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE • Governance policies and procedures • Board organization and membership • Sustainability

In addition to the risks identified above, FIRMCo oversees the investment, financial, and risk management activities of the Company and has oversight of all risks that do not fall within the oversight responsibility of any other standing committee. FIRMCo is also briefed regularly throughout the year on the Company's risk profile and risk management activities. In addition, the Audit Committee discusses with management policies with respect to risk assessment and risk management.

For a detailed discussion of management's day-to-day management of risks, including sources, impact, and management of specific categories of risk, as well as information on oversight of risks related to safeguarding the Company’s data and maintaining the availability of our systems in the event of cyber or other information security incidents, see Part II - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and the “Cybersecurity” discussion in Part I - Item 1C in our Annual Report on Form 10-K for the year ended December 31, 2025.
Board and Shareholder Meeting Attendance
During 2025, the Board met 7 times, with each of the directors attending 75% or more of the aggregate number of meetings of the Board and the committees on which they served, except for Mr. Bartlett. Mr. Bartlett attended 67% of all such meetings. Mr. Bartlett joined the Board in July 2025 and had a conflict with certain previously-scheduled meetings during the remainder of the year, reducing his overall level of attendance. As a result, Mr. Bartlett fell one meeting shy of attending 75% of aggregate Board and committee meetings. The Board was aware of the potential for scheduling conflicts prior to him being appointed to the Board. Mr. Bartlett has been and remains a highly engaged board member. For example, he has also voluntarily attended as an observer of multiple meetings of committees on which he did not serve. We anticipate his overall attendance to be higher in future years as he will be involved in the scheduling process going forward.
We also encourage our directors to attend the Annual Meeting of Shareholders, and all directors attended the virtual Annual Meeting of Shareholders held on May 21, 2025.
Shareholder Engagement
Our Board and management value shareholder views and engage with shareholders in a variety of ways throughout the year to solicit feedback, better understand investor perspectives, and ensure our practices align with shareholder interests. Management routinely speaks with analysts and investors at investor conferences and other formal events, as well as in group and one-on-one meetings. In addition, management and our Lead Director engage directly with shareholders on governance, compensation and sustainability matters. In the fall of 2025, management conducted outreach to shareholders representing approximately 55% of

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shares outstanding and had discussions with, or received written feedback from, shareholders representing approximately 47% of shares outstanding. Feedback from these discussions was positive, with shareholders expressing strong engagement and appreciation for the Company's programs, disclosures and outreach efforts.
During these engagements, shareholders did not raise concerns regarding the Company’s existing 25% ownership threshold required to call a special meeting. This feedback, together with the Board’s ongoing review of the Company’s governance framework and prevailing market practices, informed the Board’s recommendation against the current shareholder proposal seeking to provide shareholders with the right to act by written consent (see page 73 for more details).
In addition, during the 2025 engagement cycle, nearly all participating shareholders expressed interest in the Company’s approach to oversight of artificial intelligence and related risks and opportunities. In response to this feedback, the Company has enhanced its disclosure in this Proxy Statement on page 21 regarding the Board’s oversight of artificial intelligence to provide shareholders with greater transparency into the Company’s governance and risk management practices in this area.

Talent Development and Succession Planning
Talent development and succession planning are important parts of the Board’s governance responsibilities. The CEO and independent directors conduct an annual review of succession and continuity plans for the CEO. Succession planning includes the identification and development of potential successors, policies and principles for CEO selection, and plans regarding succession in the case of an emergency or the retirement of the CEO. Each year, the Compensation Committee reviews succession and continuity plans for the CEO and each member of the executive leadership team that reports to the CEO. The Compensation Committee’s charter requires that it discuss the results of these reviews with the independent directors and/or the CEO. However, given the importance of the topic and the engagement of the full Board on the issue, all directors are invited to these sessions. The full Board routinely meets and interacts with employees who have been identified as potential future leaders of the Company.
In recent years, the Board's robust talent development and succession planning efforts have resulted in successful leadership transitions and organizational changes, such as expanded roles for the Chief Information Officer and the Chief Data, Artificial Intelligence and Operations Officer to strengthen focus on critical technology and operations priorities, as well as the appointment of a new Chief Risk Officer following a planned retirement.
Business Ethics and Conduct

“We always strive to act with integrity and honesty and be accountable in everything we do.”
The Hartford's Code of Ethics and Business Conduct
Striving to do the right thing every day and in every situation is fundamental to our culture, and we are proud that we have received the following honors:

•Recognized seventeen times by The Ethisphere® Institute as one of the “World’s Most Ethical Companies”
•Listed as the top-ranked insurance company on JUST Capital and CNBC's list of America's Most "JUST" Companies for 2025 (eight straight year recognized on the JUST 100 list)

We have adopted a Code of Ethics and Business Conduct, which applies to all employees, including our chief executive officer, chief financial officer and controller. We have also adopted a Code of Ethics and Business Conduct for Members of the Board of Directors (the “Board Code of Ethics”), which was revised in 2024 to reinforce and strengthen whistleblower protections. These codes require that all of our employees and directors engage in honest and ethical conduct in performing their duties, provide guidelines for the ethical handling of actual or apparent conflicts of interest, and provide mechanisms to report unethical conduct. All employees certify annually that they have read the Code and fully understand their responsibilities. Directors also certify compliance with the Board Code of Ethics annually.
We provide our employees with a comprehensive and ongoing educational program, including courses on our Code of Ethics and Business Conduct, potential conflicts of interest, privacy and information protection, marketplace conduct, and ethical decision-making. Hotlines and online portals have been established for employees, vendors, or others to raise potential code violations, including through anonymous reporting. Employees are encouraged to speak up whenever they have an ethics or compliance concern or question, and The Hartford's zero-tolerance policy for retaliation is strictly enforced.

Insider Trading Policy
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. In furtherance of this commitment, the Company has adopted an insider trading policy and procedures governing the purchase, sale, and other transactions involving our securities by the Company and its directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing

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standards. For more information about our insider trading policy, please see the full text of the Insider Trading Policy, a copy of which was filed as Exhibit 19.01 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Political Activities
In 2025, The Hartford was again recognized as a top tier company in the CPA-Zicklin Index of Corporate Political Disclosure and Accountability for our clear disclosure of political spending, policies in place and oversight and governance of those policies. We believe in supporting the institutions that underlie a healthy democracy and the value of robust civic discourse. As a company, we follow a principled approach to determining when we engage in public policy. We do so when we have a legitimate and authentic interest as an insurance company and employer. We also seek to align our engagement with our values, stated goals and stakeholders. We are transparent about our political activities, and remain committed to robust disclosure.
The Nominating Committee reviews the Company's political and lobbying policies and reports of political contributions annually. As part of our Code of Ethics and Business Conduct, we do not make corporate contributions to political candidates or parties, and we require that no portion of our dues paid to trade associations be used for political contributions. We do allow the use of corporate resources for non-partisan political activity, including voter education and registration. We have two political action committees (“PACs”), The Hartford Advocates Fund and The Hartford Advocates Federal Fund. The PACs are solely funded by voluntary contributions from eligible employees in management-level roles and directors. The PACs support candidates for federal and state office who are willing to listen to and understand our priorities, and promote practical, reasonable solutions to key public policy challenges.
Lastly, the PACs are driving increased transparency into our contribution strategy across the entire enterprise by providing the following information on its website: (1) contributions made by The Hartford's PACs; (2) our policy on corporate contributions for political purposes; and (3) annual dues, assessments and contributions of $25,000 or more to trade associations and coalitions. To learn more, please access our most current Political Activities Report, at https://ir.thehartford.com/corporate-governance/political-engagement.

Artificial Intelligence Governance and Oversight
The Hartford recognizes the transformative potential of artificial intelligence in enhancing operational efficiency, customer experience, and innovation across our business. As artificial intelligence technologies become increasingly integrated into our operations, we remain committed to responsible and ethical deployment, robust risk management, and strong governance.
Because it is integrated into our business strategy, the full Board maintains primary oversight of artificial intelligence, with support from its committees. Technology and artificial intelligence are standing agenda items at each Board meeting and integrated into all business-unit presentations at the Board’s annual strategy session. The Board has delegated certain artificial intelligence oversight responsibilities to its committees: the Audit Committee oversees enterprise artificial intelligence governance ("AI Governance") and compliance, as well as operational and cybersecurity risks associated with artificial intelligence; FIRMCo oversees artificial intelligence‑related underwriting, financial and investment risks; and Nominating oversees the board's own oversight role, ensuring the board has appropriate artificial intelligence literacy, access to related expertise and educational opportunities and providing clarity on the various oversight roles and delegations related to artificial intelligence. These committees receive regular updates on artificial intelligence topics within their respective areas of responsibility, including, as applicable, the enterprise AI Governance framework, risk management practices, and operational impacts. The Board receives ongoing education on artificial intelligence concepts and best practices, enabling informed engagement with management on emerging risks and opportunities. To stay ahead of rapid developments, the Board also invites external experts from leading technology firms to provide independent insight into artificial intelligence trends and challenges.
At the management level, The Hartford has established a formal AI Governance framework, integrated into our enterprise risk governance structure, and aligned with leading industry standards, including the NIST AI Risk Management Framework. Our Executive AI Governance Council provides strategic oversight and coordination, supported by cross-functional teams including legal, compliance, enterprise risk management, data privacy, cybersecurity, and business units. The Board, its committees and management regularly evaluate the intersection of artificial intelligence with these other risk areas.
The Hartford maintains policies and principles to ensure successful identification, assessment, control, and reporting on risks (including third-party risks) associated with artificial intelligence and to promote responsible usage. Risk assessments, testing, and inventory management are performed, with controls adapted to evolving regulatory requirements. The Hartford proactively monitors regulatory developments and adapts its AI Governance practices to ensure ongoing compliance and resilience in a rapidly evolving environment. We are also committed to increasing artificial intelligence literacy across the organization to ensure responsible use and compliance with Company policies.
At The Hartford, artificial intelligence is primarily used to unlock capacity for growth and deliver new value to customers, while human employees remain accountable for oversight to ensure responsible use.

Sustainability
The Hartford is actively implementing business, talent and engagement strategies that we believe will maximize our ability to drive sustainable value creation. Our approach to corporate sustainability focuses on developing innovative business strategies and solutions that address the current needs of our stakeholders while ensuring we are prepared to meet future demands. We believe

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innovation is essential for continued success, and we are committed to insuring the economy of tomorrow. By adopting a long-term perspective, we seize opportunities and navigate risks arising from sustainability issues. These principles are integrated into our business operations to drive value creation for all stakeholders, fostering sustainable, long-term performance for our shareholders.
In December 2025, informed by market trends and a recognition of the ever-increasing demands on the Board's time and attention, the Board delegated oversight of sustainability strategy and activities to the Nominating Committee. The Board’s decision was supported by its confidence in the robust sustainability governance framework the Company has established at the management level, which provides clear accountability, cross‑functional coordination, and regular reporting to the Board. While the Nominating Committee now has primary oversight responsibility, all directors will be invited to attend sustainability‑related sessions of the Committee, ensuring continued visibility and engagement across the full Board. The Nominating Committee previously oversaw the Company's sustainability governance framework, so it was well positioned to take on additional elements of sustainability oversight. Delegating sustainability oversight to the Nominating Committee also enables the full Board to devote additional time and focus to other priority areas aligned with the Board’s annual goals, including technology and artificial intelligence.

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Director Compensation
We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. Members of the Board who are employees of The Hartford or its subsidiaries are not compensated for service on the Board or any of its committees.
For the 2025-2026 Board service year, non-management directors received a $115,000 annual cash retainer and a $190,000 annual equity grant of restricted stock units (“RSUs”).
Annual Cash Fees
Cash compensation for the 2025-2026 Board service year beginning on May 21, 2025, the date of the 2025 Annual Meeting of Shareholders, and ending on May 20, 2026, the date of the 2026 Annual Meeting, is set forth below. Directors may elect to receive all or part of the annual Board cash retainer and any Committee Chair or Lead Director cash retainer in the form of deferred vested RSUs, to be distributed as common stock following the end of the director’s Board service.

Director Compensation Program	Annual Cash Compensation
Annual Cash Retainer	$115,000
Committee Chair Retainer: Audit	$35,000
Committee Chair Retainer: FIRMCo	$35,000
Committee Chair Retainer: Compensation	$30,000
Committee Chair Retainer: Nominating	$25,000
Lead Director Retainer	$50,000

Annual Equity Grant
In 2025, directors received an annual equity grant with a value of $190,000, payable solely in RSUs pursuant to The Hartford 2025 Long Term Incentive Stock Plan. Directors may not sell, exchange, transfer, pledge, or otherwise dispose of the RSUs.
The RSUs vest and are distributed as common stock at the end of the Board service year, unless the director has elected to defer distribution until the end of Board service. Resignation from the Board will result in a forfeiture of all unvested RSUs at the time of such resignation unless otherwise determined by the Compensation Committee. However, RSUs will automatically vest upon the occurrence of any of the following events: (a) retirement from service on the Board in accordance with our Corporate Governance Guidelines; (b) death of the director; (c) total disability of the director; (d) resignation by the director under special circumstances where the Compensation Committee, in its sole discretion, consents to waive the remaining vesting period; or (e) a “change of control,” as defined in the 2025 Long Term Incentive Stock Plan. Outstanding RSUs are credited with dividend equivalents equal to dividends paid to holders of our common stock.
Other
We provide each director with $100,000 of group life insurance coverage and $750,000 of accidental death and dismemberment and permanent total disability coverage while they serve on the Board. We also reimburse directors for travel and related expenses they incur in connection with their Board and committee service.

Stock Ownership Guidelines and Restrictions on Trading
The Board has established stock ownership guidelines for each director to obtain, by the third anniversary of the director’s appointment to the Board, an ownership position in our common stock equal to five times the total annual cash retainer (including cash retainers paid for committee chair or Lead Director responsibilities). All directors with at least three years of Board service met the stock ownership guidelines as of December 31, 2025.
Our insider trading policy contains a robust prohibition against directors engaging in hedging, monetization, derivative, speculative and similar transactions involving company securities, including holding stock in a margin account or pledging stock as collateral for a loan, and permits directors to engage in transactions involving The Hartford's equity securities only through: (1) a pre-established trading plan pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (2) during “trading windows” of limited duration following: (a) the public release of the Company's financial results for the most recently completed fiscal period, and (b) a determination by the Company that the director is not in possession of material non-public information. Even if pre-clearance is granted, directors must make an independent determination that they do not possess material non-public information. In addition, our insider trading policy grants us the ability to suspend trading of our equity securities by directors.

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Director Summary Compensation Table
We paid the following compensation to directors for the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Thomas A. Bartlett	115,000	190,000	1,397	306,397
Larry D. De Shon	150,000	190,000	2,159	342,159
Carlos Dominguez	115,000	190,000	2,159	307,159
Trevor Fetter	165,000	190,000	2,159	357,159
Donna James	150,000	190,000	2,159	342,159
Annette P. Rippert(3)	144,300	238,300	1,321	383,921
Teresa W. Roseborough	140,000	190,000	2,159	332,159
Virginia P. Ruesterholz	115,000	190,000	1,427	306,427
Matthew E. Winter	145,000	190,000	2,159	337,159
Kathleen Winters(4)	115,000	190,000	1,151	306,151
(1)Directors Dominguez, Fetter and Rippert elected to receive deferred vested RSUs in lieu of cash compensation. The vested RSUs will be distributed as common stock following the end of the director's Board service.
(2)These amounts reflect the aggregate grant date fair value (as computed in accordance with FASB ASC Topic 718) of RSU awards granted during the fiscal year ended December 31, 2025.
(3)Director Rippert received a pro-rated annual cash retainer of $29,300 upon her appointment to the Board on February 18, 2025, and elected to receive deferred vested RSUs in lieu of cash compensation. The vested RSUs will be distributed as common stock following the end of her Board service. Director Rippert also received a pro-rated RSU award valued at $48,300 on February 25, 2025, the first day of the company's scheduled trading window following the filing of the company's 2024 annual report on Form 10-K. The number of RSUs subject to the award was determined by dividing the grant value of $48,300 by $116.41, the closing market price per share of the Company's common stock on the grant date. This award fully vested on May 21, 2025, the last day of the 2024-2025 Board year. Director Rippert has elected to defer receipt of her RSU award until the end of her Board service.
(4)Ms. Winters’ fees were paid directly to Winters Advisory Inc., an entity controlled by Ms. Winters.

Director Compensation Table—Outstanding Equity
The following table shows the number and value of unvested equity awards outstanding as of December 31, 2025. The value of these unvested awards is calculated using a market value of $137.80, the NYSE closing price per share of our common stock on December 31, 2025. The numbers have been rounded to the nearest whole dollar or share. The following table does not include vested RSUs granted at a director's election in lieu of the annual cash retainer.

	Stock Awards(1)
Name	Stock Grant Date(2)	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Thomas A. Bartlett	7/30/2025	1,530	210,834
Larry D. De Shon	7/30/2025	1,530	210,834
Carlos Dominguez	7/30/2025	1,530	210,834
Trevor Fetter	7/30/2025	1,530	210,834
Donna James	7/30/2025	1,530	210,834
Annette P. Rippert	7/30/2025	1,530	210,834
Teresa W. Roseborough	7/30/2025	1,530	210,834
Virginia P. Ruesterholz	7/30/2025	1,530	210,834
Matthew E. Winter	7/30/2025	1,530	210,834
Kathleen Winters	7/30/2025	1,530	210,834
(1)Additional stock ownership information is set forth in the beneficial ownership table on page 77.
(2)The RSUs were granted on July 30, 2025, the second trading day following the filing of our Form 10-Q for the quarter ended June 30, 2025.
(3)The number of RSUs for each award was determined by dividing $190,000 by $124.63, the closing price of our common stock as reported on the NYSE on the date of the award. The number shown also reflects dividend equivalents credited to

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
outstanding RSUs. The RSUs will vest on May 20, 2026, and will be distributed at that time in shares of the Company’s common stock unless the director had previously elected to defer distribution of all or a portion of their annual RSU award until the end of Board service.  Directors Dominguez, Fetter, James, Rippert and Winters have made elections to defer distribution of 100% of their RSU award.
Certain Relationships and Related Transactions
The Board has adopted a Policy for the Review, Approval or Ratification of Transactions with Related Persons. This policy requires our directors and Section 16 executive officers to promptly disclose any actual or potential material conflict of interest to the Chair of the Nominating Committee and the Chair for evaluation and resolution. If the transaction involves a Section 16 executive officer or an immediate family member of a Section 16 executive officer, the matter must also be disclosed to our General Auditor or Director of Compliance for evaluation and resolution.
We did not have any transactions requiring review under this policy during 2025.
Communicating with the Board
Shareholders and other interested parties may communicate with directors by contacting Terence Shields, Corporate Secretary of The Hartford Insurance Group, Inc., One Hartford Plaza, Hartford, CT 06155. The Corporate Secretary will relay appropriate questions or messages to the directors. Only items related to the duties and responsibilities of the Board will be forwarded.
Anyone interested in raising a complaint or concern regarding accounting issues or other compliance matters directly with the Audit Committee may do so anonymously and confidentially by contacting EthicsPoint:

By internet	By telephone	By mail

Visit 24/7 www.ethicspoint.com	1-866-737-6812 (U.S. and Canada) 1-866-737-6850 (all other countries)	The Hartford c/o EthicsPoint P.O. Box 230369 Portland, Oregon 97281

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Director Nominees
Eleven individuals will be nominated for election as directors at the Annual Meeting. The terms of office for each elected director will run until the next annual meeting of shareholders and until their successor is elected and qualified, or until their earlier death, retirement, resignation or removal from office.
The Board appointed Annette P. Rippert and Thomas A. Bartlett to the Board in February 2025 and July 2025, respectively, upon recommendation of the Nomination Committee. Ms. Rippert and Mr. Bartlett were each brought to the attention of the Nomination Committee as a potential candidate by a global search firm, after an extensive and careful search was conducted, and numerous candidates were considered.
In accordance with our Corporate Governance Guidelines, each director has submitted a contingent, irrevocable resignation that the Board may accept if the director fails to receive more votes “for” than “against” in an uncontested election. In that situation, the Nominating Committee (or another committee comprised of at least three non-management directors) would make a recommendation to the Board about whether to accept or reject the resignation. The Board, not including the subject director, will act on this recommendation within 90 days from the date of the Annual Meeting, and we will publicly disclose the Board's decision promptly thereafter.
If for any reason a nominee should become unable to serve as a director, either the shares of common stock represented by valid proxies will be voted for the election of another individual nominated by the Board, or the Board will reduce the number of directors in order to eliminate the vacancy.
The Nominating Committee believes that each director nominee has an established record of accomplishment in areas relevant to our business and objectives, and possesses the characteristics identified in our Corporate Governance Guidelines as essential to a well-functioning and deliberative governing body, including integrity, independence and commitment. Other experience, qualifications and skills the Nominating Committee looks for include the following:

Experience / Qualification	Relevance to The Hartford
Leadership	Experience in significant leadership positions provides us with new insights, and demonstrates key management disciplines that are relevant to the oversight of our business.
Insurance and Financial Services Industries	Extensive experience in the insurance and financial services industries provides an understanding of the complex regulatory and financial environment in which we operate and is highly important to strategic planning and oversight of our business operations.
Emerging Technology
Expertise in emerging technologies, including artificial intelligence and data, is important in light of the speed of the development of disruptive technologies both in the insurance industry and more broadly.

Corporate Governance	An understanding of organizations and governance supports management accountability, transparency and protection of shareholder interests.
Risk Management	Risk management experience is critical in overseeing the risks we face today and those emerging risks that could present in the future.
Finance and Accounting	Finance and accounting experience is important in understanding and reviewing our business operations, strategy and financial results.
Business Operations and Strategic Planning	An understanding of business operations and processes, and experience making strategic decisions, are critical to the oversight of our business, including the assessment of our operating plan and business strategy.
Regulatory	An understanding of laws and regulations is important because we operate in a highly regulated industry and we are directly affected by governmental actions.
Human Capital Management	We place great importance on attracting and retaining superior talent, and motivating employees to achieve desired enterprise and individual performance objectives.
The Nominating Committee believes that our current Board is a well-rounded group whose collective experiences and qualifications bring a variety of perspectives to the oversight of The Hartford. All of our directors hold, or have held, senior leadership positions in large, complex corporations and/or charitable and not-for-profit organizations. In these positions, they have demonstrated their leadership, intellectual and analytical skills and gained deep experience in core disciplines significant to their oversight responsibilities on our Board. Their roles in these organizations also permit them to offer senior management a diverse range of perspectives about the issues facing a complex financial services company like The Hartford. Key qualifications, skills and experience our independent directors bring to the Board that are important to the oversight of The Hartford are identified and described in the matrix and nominee biographies below:

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Independent Director:	Thomas Bartlett	Larry De Shon	Carlos Dominguez	Trevor Fetter	Donna James	Annette Rippert	Teresa Roseborough	Virginia Ruesterholz	Matthew Winter	Kathleen Winters
COMPETENCIES
Public Company CEO/ President Experience		✓	✓	✓				✓	✓
CFO Experience/Finance and Accounting	✓	✓		✓	✓				✓	✓
Leadership Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Insurance Industry Experience					✓		✓		✓
Financial Services Industry Experience				✓	✓		✓		✓	✓
Emerging Technology	✓	✓	✓	✓		✓		✓		✓
Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Business Operations/ Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Regulatory	✓			✓	✓		✓	✓	✓	✓
Human Capital Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Thomas A. Bartlett INDEPENDENT
Professional highlights:
• American Tower Corporation
–President and Chief Executive Officer (2020-2024)
–Executive Vice President and Chief Financial Officer (2009-2020)

• Verizon Communications
–Various senior-level operations and business development roles, both domestic and international, with predecessor companies and affiliates, broadly in the wireless broadband industries, as well as corporate roles including most recently Senior Vice President and Corporate Treasurer and Controller (1984–2009)
Director since: 2025 Age: 68 Committees: • Audit • FIRMCo Other public company directorships: • Otis Worldwide (2023-present) • ExlService Holdings (2024-present)
Skills and qualifications relevant to The Hartford:
Thomas Bartlett is the retired CEO and president of American Tower Corp. (ATC), one of the largest global real estate investment trusts (REITs). He served as CEO and president of ATC from 2020 through 2024, and was previously chief financial officer for 11 years. Before ATC, Mr. Bartlett served in roles of increasing responsibility during a 25-year tenure with Verizon Communications, Inc, including president and CEO of Bell Atlantic International Wireless, CEO of Iusacell, a nationwide cellular company in Mexico, and CEO of Verizon’s Global Solutions Inc. He also served as controller and treasurer of Verizon Communications. Mr. Bartlett started his career as an analyst and certified public accountant with Deloitte LLP. He is an experienced independent director, currently serving on the boards of Otis Worldwide Corporation and ExlService Holdings, Inc. Mr. Bartlett brings to the Board significant leadership experience, having managed a multi-national company in a highly-regulated industry. His depth of C-suite experience, including financial and operational leadership, are strategic complements to the Board.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Larry D. De Shon INDEPENDENT
Professional highlights:
• Avis Budget Group, Inc.
–President (2017-2019)
–Chief Executive Officer and Chief Operating Officer (2016-2019)
–President and Chief Operating Officer (Oct. 2015-Dec. 2015)
–President, International (2011-Oct. 2015)
–Executive Vice President, Operations (2006-2011)
• UAL Corporation (parent of United Airlines)
–Positions of increasing responsibility, including Senior Vice President positions in marketing, on-board service and global airport operations (1978-2006)
Director since: 2020 Age: 66 Committees: • Audit • FIRMCo (Chair) • Nominating Other public company directorships: • United Rentals, Inc. (2021-present) • Air New Zealand (2020-present)
Skills and qualifications relevant to The Hartford:
As a former chief executive officer and director of Avis Budget Group, Mr. De Shon provides extensive leadership and corporate governance experience, deep operating skills and international expertise. He has successfully led organizations through times of disruption and global transformations, developed innovative solutions to strengthen his companies’ positions in the marketplace and modernized systems for better customer and employee experiences. At Avis Budget Group Mr. De Shon created the first end-to-end digital car rental experience, migrated the platform to the cloud, and built one of the largest connected car fleets in the world. In addition, he oversaw businesses in Europe, the Middle East, Africa, Asia, Australia and New Zealand. Prior to joining Avis, Mr. De Shon had a 28-year career with United Airlines, most recently leading an organization of 23,000 employees in 29 countries.

Carlos Dominguez INDEPENDENT
Professional highlights:
• Sprinklr Inc.
–Vice Chairman of the Board and Lead Evangelist (2020-2022)
–President (2015-2020)
–Chief Operating Officer (2015-2018)
• Cisco Systems, Inc.
–Senior Vice President, Office of the Chairman and Chief Executive Officer (2008-2015)
–Senior Vice President, Worldwide Service Provider Operations (2004-2008)
–Vice President, U.S. Network Services Provider Sales (1999-2004)
–Positions of increasing responsibility in operations and sales (1992-1999)
Director since: 2018 Age: 67 Committees: • Compensation • FIRMCo • Nominating Other public company directorships: • PROS Holdings, Inc. (2020-2024)
Skills and qualifications relevant to The Hartford:
Mr. Dominguez has more than 30 years of enterprise technology experience. He provides extensive and relevant digital expertise as The Hartford focuses on data analytics and digital capabilities to continuously improve the way it operates and delivers value to customers. As President of Sprinklr Inc., Mr. Dominguez guided strategic direction and led the marketing, sales, services, and partnerships teams for a leading social media management company. Prior to joining Sprinklr, he spent seven years as a technology representative for the Chairman and CEO of Cisco Systems, Inc. In this role, Mr. Dominguez engaged with senior executives in the Fortune 500 and government leaders worldwide, sharing insights on how to leverage technology to enhance and transform their businesses. In addition, he led the creation and implementation of Cisco's Innovation Academy, which delivered innovation content to Cisco employees globally.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Trevor Fetter INDEPENDENT — LEAD DIRECTOR
Professional highlights:
• Senior Lecturer, Harvard Business School (Jan. 2019-present)
• Tenet Healthcare Corporation
–Chairman (2015-2017)
–Chief Executive Officer (2003-2017)
–President (2002-2017)
• Chairman and Chief Executive Officer, Broadlane, Inc. (2000-2002)
• Chief Financial Officer, Tenet Healthcare Corporation (1996-2000)
Director since: 2007 Age: 66 Committees: • Compensation • FIRMCo Other public company directorships: • Omada Health (2025-present)
Skills and qualifications relevant to The Hartford:
Mr. Fetter has nearly two decades of experience as chief executive officer of public and private companies. He has demonstrated his ability to lead the management, strategy and operations of complex organizations. As a Senior Lecturer at Harvard Business School, he teaches leadership and corporate accountability and financial reporting and control. He provides significant experience in corporate finance and financial reporting acquired through senior executive finance roles, including as a chief financial officer of a publicly traded company. He has experience navigating complex regulatory frameworks as the president and chief executive officer of a highly-regulated, publicly traded healthcare company. Since 2017, Mr. Fetter has served as The Hartford's lead director, providing strong independent Board leadership. He also has extensive corporate governance expertise from his service as director of large public companies, including four years as Chairman of the Board’s Nominating and Corporate Governance Committee.

Donna A. James INDEPENDENT
Professional highlights:
• Lardon & Associates, LLC
–President and Chief Executive Officer (2006-present)
• Nationwide Mutual Insurance and Financial Services
–President, Nationwide Strategic Investments (2003-2006)
–Positions of increasing responsibility, including Executive Vice President – Chief Administrative Officer; Co-President Shared Services; Executive Vice President Human Resource; and Vice President Office of the Chief Executive Officer (1993-2003)

Director since: 2021
Age: 68
Committees:
• Audit (Chair)
• FIRMCo
• Nominating

Other public company directorships:
• Victoria's Secret (2021-present)
• American Electric Power (2022-2025)
• Boston Scientific, Inc. (2015-2023)
• L Brands, Inc. (2003-2021)

Skills and qualifications relevant to The Hartford:
Ms. James brings to the Board extensive insurance-industry experience in a range of functions, including accounting, investing, operations, treasury and human resources. She is president and CEO of Lardon & Associates, a business-advisory firm specializing in corporate governance, new business development, strategy, and financial and risk management. She had a 25-year career with Nationwide Mutual Insurance Company, culminating in the role of president of strategic investments. Before that, she held a variety of positions, including chief administrative officer, chief human resources officer, assistant to the CEO and director of operations and treasury services. Ms. James has significant corporate governance experience by virtue of her service on several major public company boards, including as audit committee chair.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Annette Rippert INDEPENDENT
Professional highlights: • Accenture plc –Chief Executive Officer, Strategy and Consulting (2020-2022) –Positions of increasing responsibility in technology, communications, and media (1986-2020)	Director since: 2025 Age: 61 Committees: • Audit • FIRMCo Other public company directorships: • Open Text Corporation (2024-present)
Skills and qualifications relevant to The Hartford:
Ms. Rippert brings to the Board extensive experience as the retired CEO of the Strategy and Consulting group at Accenture, where she transformed a $15 billion portfolio of advisory services by accelerating the use of artificial intelligence and data analytics to drive new and differentiated growth. She also led numerous strategic acquisitions to expand Accenture’s advisory services while successfully driving reskilling and other human-capital-management strategies critical to the success of Accenture’s growth agenda. Ms. Rippert spent her career with Accenture in roles of increasing responsibility, including leading the North America Technology business, the company’s largest market, and serving as the Technology and Innovation Lead for Accenture Federal Services, overseeing growth initiatives in digital, cloud and emerging technologies.

Teresa Wynn Roseborough INDEPENDENT
Professional highlights:
• Executive Vice President, General Counsel and Corporate Secretary, The Home Depot (2011-present)
• Senior Chief Counsel Compliance & Litigation and Deputy General Counsel, MetLife, Inc. (2006-2011)
• Partner, Sutherland, Asbill & Brennan LLP (1996-2006)
• Deputy Assistant Attorney General, Office of Legal Counsel, U.S. Department of Justice (1994-1996)
Director since: 2015 Age: 67 Committees: • Compensation • FIRMCo • Nominating (Chair) Other public company directorships: • None
Skills and qualifications relevant to The Hartford:
Ms. Roseborough has over three decades of experience as a senior legal advisor in government, law firm and corporate settings. She has experience as a senior leader responsible for corporate compliance matters at major publicly traded companies and as an attorney focused on complex litigation matters, including before the U.S. Supreme Court. She provides extensive regulatory experience acquired as a government attorney providing legal counsel to the White House and all executive branch agencies, as well as corporate governance expertise from service as General Counsel and Corporate Secretary of a publicly-traded company. Ms. Roseborough also has in-depth knowledge of the financial services industry gained through senior legal positions at MetLife, Inc., a major provider of insurance and employee benefits.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Virginia P. Ruesterholz INDEPENDENT
Professional highlights:
• Verizon Communications, Inc.
–Executive Vice President (Jan. 2012-Jul. 2012)
–President, Verizon Services Operations (2009-2011)
–President, Verizon Telecom (2006-2008)
–President, Verizon Partner Solutions (2005-2006)
• Positions of increasing responsibility in operations, sales and customer service, New York Telephone (1984-2005)
Director since: 2013 Age: 64 Committees: • Compensation • FIRMCo • Nominating Other public company directorships: • Bed Bath & Beyond Inc. (2017-2022)
Skills and qualifications relevant to The Hartford:
Ms. Ruesterholz has held a variety of senior executive positions, including as Executive Vice President at Verizon Communications and President of the former Verizon Services Operations. As a senior leader of a Fortune 100 company, she has held principal oversight responsibility for key strategic initiatives, navigated the regulatory landscape of large-scale operations, and led an organization with over 25,000 employees. Ms. Ruesterholz provides vast experience in large-scale operations, including sales and marketing, customer service, technology and risk management. Ms. Ruesterholz also brings to the Board substantial financial and strategic expertise acquired as president of various divisions within Verizon and is currently a Trustee of the Board of Stevens Institute of Technology where she served as Chairman of the Board from 2013-2018.

Christopher J. Swift — CHAIRMAN
Professional highlights:
• The Hartford Insurance Group, Inc.
–Chairman (2015-present)
–Chief Executive Officer (2014-present)
–Executive Vice President and Chief Financial Officer (2010-2014)
• Vice President and Chief Financial Officer, Life and Retirement Services, American International Group, Inc. (2003-2010)
• Partner, KPMG, LLP (1999-2003)
• Executive Vice President, Conning Asset Management, General American Life Insurance Company (1997-1999)
• KPMG, LLP
–Partner (1993-1997)
–Auditor (1983-1993)
Director since: 2014 Age: 65 Committees: • FIRMCo Other public company directorships: • Citizens Financial Group, Inc. ( 2021-present)
Skills and qualifications relevant to The Hartford:
Mr. Swift has over 40 years of experience in the financial services industry, with a focus on insurance. As Chairman and CEO of The Hartford, he brings to the Board unique insight and knowledge into the complexities of our businesses, relationships, competitive and financial positions, senior leadership and strategic opportunities and challenges. Mr. Swift leads the execution of our strategy, directs capital management actions and strategic investments, and oversees the continuous strengthening of the Company’s leadership pipeline. In his prior role as The Hartford's Chief Financial Officer, he led the team that developed the Company’s go-forward strategy. He is a certified public accountant with experience working at a leading international accounting firm, including serving as head of its Global Insurance Industry Practice.

2026 Proxy Statement	33

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Matthew E. Winter INDEPENDENT
Professional highlights:
• The Allstate Corporation
–President (2015-2018)
–President, Allstate Personal Lines (2013-2015)
–President and Chief Executive Officer, Allstate Financial (2009-2012)
• American International Group, Inc.
–Vice Chairman (Apr. 2009-Oct. 2009)
–President and CEO, of AIG American General (2006-2009)
• Massachusetts Mutual Life Insurance Company
–Executive Vice President (2002-2006)
–Positions of increasing responsibility (1996-2002)
Director since: 2020 Age: 69 Committees: • Compensation (Chair) • FIRMCo Other public company directorships: • ADT Inc. (2018-present) • H&R Block, Inc. (2017-present)
Skills and qualifications relevant to The Hartford:
As President of The Allstate Corporation, Mr. Winter oversaw the complete range of Allstate’s P&C and life insurance products and was responsible for business operations, including field offices located across the U.S. and in Canada, and distribution through Allstate and independent agencies. He brings to the Board significant expertise in areas relevant to our business, including operations, distribution and risk management, gained from over 25 years as a senior leader in the insurance industry. Before joining Allstate, Mr. Winter held numerous senior executive positions at large insurance providers, including as vice chairman of American International Group, where he was responsible for a number of business units with global reach; and executive vice president at Massachusetts Mutual Life Insurance Company, where he led the company's domestic insurance businesses. In addition, he spent more than 12 years on active duty with the United States Army and also practiced law for several years before joining the insurance industry.

Kathleen Winters INDEPENDENT
Professional highlights:
• Automatic Data Processing, Inc.
–Vice President and Chief Financial Officer (2019-2021)
• MSCI, Inc.
–Chief Financial Officer (2016-2019)
• Honeywell International Inc.
–Vice President and Chief Financial Officer, Performance Materials and Technologies Division (2012-2016)
–Positions of increasing responsibility in finance, accounting and business analysis and planning (2002-2012)
• PricewaterhouseCoopers, LLP
–Senior Manager, Technology Information Communications and Entertainment Practice (1989-2001)
Director since: 2024 Age: 58 Committees: • Audit • FIRMCo Other public company directorships: • Global Business Travel Group, Inc. (2022-present) • Definitive Healthcare Corp. (2021-present)
Skills and qualifications relevant to The Hartford:
Ms. Winters is the former chief financial officer for Automatic Data Processing, Inc. (ADP), where she drove transformation with a focus on financial and operational performance. Ms. Winters brings to the Board a combination of C-suite experience, deep financial expertise, and a focus on business growth and profitability. Prior to ADP, Winters also served as chief financial officer for MSCI, Inc. Previously, she held a series of roles of increasing responsibility at Honeywell International, Inc., culminating in her role as chief financial officer for Performance Materials and Technologies. Winters began her career at PricewaterhouseCoopers, LLP, where she served as a senior manager in the Technology Information Communications and Entertainment Practice. Ms. Winters is also an experienced independent director, currently serving on the boards of Global Business Travel Group, Inc. and Definitive Healthcare Corp. and serving on the audit committee for each of those boards as well as the chair of the Risk and Compliance Committee for Global Business Travel.

34	www.thehartford.com

Audit Matters

02
Ratification of Appointment of Independent Registered Public Accounting Firm

In accordance with its Board-approved charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the company’s financial statements. The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte has been retained as the Company’s independent registered public accounting firm since 2002. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm.

In selecting Deloitte for fiscal year 2026, the Audit Committee carefully considered, among other items:
•The professional qualifications of Deloitte, the lead audit partner and other key engagement partners;
•Deloitte’s depth of understanding of the Company’s businesses, accounting policies and practices and internal control over financial reporting;
•Deloitte’s quality controls and its processes for maintaining independence; and
•The appropriateness of Deloitte’s fees for audit and non-audit services.

The Audit Committee oversees and is ultimately responsible for the outcome of audit fee negotiations associated with the Company’s retention of Deloitte. In addition, when a rotation of the audit firm’s lead engagement partner is mandated, the Audit Committee and its chair are directly involved in the selection of Deloitte’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Deloitte to serve as the Company’s independent external auditor is in the best interests of the Company and its investors.

Although shareholder ratification of the appointment of Deloitte is not required, the Board requests ratification of this appointment by shareholders. If shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte.

Representatives of Deloitte will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

☑
The Board recommends that shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

2026 Proxy Statement	35

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
Fees of the Independent Registered Public Accounting Firm
The following table presents fees for professional services provided by Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) for the years ended December 31, 2025 and 2024.

	Year Ended December 31, 2025	Year Ended December 31, 2024
Audit fees	$11,490,000	$10,958,000
Audit-related fees(1)	$1,596,000	$1,576,000
Tax fees(2)	$60,000	$60,000
All other fees(3)	$126,000	$—
Total	$13,272,000	$12,594,000
(1)Fees principally consisted of procedures related to internal control related services and regulatory filings.
(2)Fees principally consisted of tax compliance services.
(3)Fees pertain to permissible services not related to financial reporting.
The Audit Committee reviewed the non-audit services provided by the Deloitte Entities during 2025 and 2024 and concluded that they were compatible with maintaining the Deloitte Entities’ independence.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
Audit Committee Pre-approval Policies and Procedures
The Audit Committee has established policies requiring pre-approval of audit and non-audit services provided by the independent registered public accounting firm. These policies require that the Audit Committee pre-approve specific categories of audit and audit-related services annually.

The Audit Committee approves categories of audit services and audit-related services, and related fee budgets. For all pre-approvals, the Audit Committee considers whether such services are consistent with the rules of the SEC and the Public Company Accounting Oversight Board ("PCAOB") on auditor independence. The independent registered public accounting firm and management report to the Audit Committee on a timely basis regarding the services rendered by, and actual fees paid to, the independent registered public accounting firm to ensure that such services are within the limits approved by the Audit Committee. The Audit Committee’s policies require specific pre-approval of all tax services, internal control-related services and all other permitted services on an individual project basis.

As provided by its policies, the Audit Committee has delegated to its Chair the authority to address any requests for pre-approval of services between Audit Committee meetings, up to a maximum of $100,000. The Chair must report any pre-approvals to the full Audit Committee at its next scheduled meeting.

Report of the Audit Committee
The Audit Committee currently consists of five independent directors, each of whom is “financially literate” within the meaning of the listing standards of the NYSE and an “audit committee financial expert” within the meaning of the SEC’s regulations. The Audit Committee oversees The Hartford's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Deloitte, our independent registered public accounting firm for 2025, is responsible for expressing opinions that (1) our consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with generally accepted accounting principles and (2) we maintained, in all material respects, effective internal control over financial reporting as of December 31, 2025.

In this context, the Audit Committee has:
(1)    Reviewed and discussed the audited financial statements for the year ended December 31, 2025 with management;
(2)    Discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
(3)    Received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte the independent accountant’s independence.

Based on the review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Report Submitted: February 18, 2026
Members of the Audit Committee:
Donna James, Chair
Thomas Bartlett
Larry De Shon
Annette Rippert
Kathleen Winters

2026 Proxy Statement	37

Compensation Matters

03
Advisory Approval of 2025 Compensation of Named Executive Officers
Section 14A of the Exchange Act provides our shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the rules of the SEC. We currently intend to hold these votes on an annual basis.

As described in detail in the Compensation Discussion and Analysis beginning on page 39, our executive compensation program is designed to promote long-term shareholder value creation and support our strategy by: (1) encouraging profitable organic growth and ROE performance while maintaining an ethical culture, (2) providing market-competitive compensation opportunities designed to attract and retain talent needed for long-term success, and (3) appropriately aligning pay with short- and long-term performance. The advisory vote on this resolution is not intended to address any specific element of compensation; rather, it relates to the overall compensation of our NEOs, as well as the philosophy, policies and practices described in this proxy statement. You have the opportunity to vote for, against or abstain from voting on the following resolution relating to executive compensation:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion contained in this proxy statement.

Because the required vote is advisory, it will not be binding upon the Board. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation arrangements.

☑
The Board recommends that shareholders vote “FOR” the above resolution to approve our compensation of named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion contained in this proxy statement.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
Compensation Discussion and Analysis
This section explains our compensation philosophy, summarizes our compensation programs and reviews compensation decisions for the Named Executive Officers (“NEOs”) listed below. It also describes programs that apply to the CEO and all of his executive direct reports, other than senior executives directly supporting our Hartford Funds business who have an independent compensation program (collectively, “Senior Executives”).

Name	Title
Christopher Swift	Chairman and Chief Executive Officer
Beth Costello	Executive Vice President and Chief Financial Officer
Adin Morris Tooker	President
Amy Stepnowski	Executive Vice President and Chief Investment Officer; President of HIMCO
Donald Hunt	Executive Vice President and General Counsel
Deepa Soni*	Former Executive Vice President and Chief Information and Operations Officer
*Ms. Soni resigned as Executive Vice President and Chief Information and Operations Officer of the Company on March 27, 2025. She continued as an employee of the Company in an advisory capacity until June 22, 2025.

Executive Summary
PURPOSE AND STRATEGIC PRIORITIES

The Hartford’s mission is to provide people and businesses with the support and protection they need to pursue their unique ambitions, seize opportunity, and prevail through unexpected challenges. Our strategy to maximize value creation for all stakeholders remains consistent and focuses on the following priorities across our businesses:

•Embracing a culture of growth, innovation and cross-enterprise collaboration;
•Advancing leading underwriting capabilities across our portfolio to offer expanded products and services that solve for a broader range of customer needs;
•Maximizing distribution channels to increase market share;
•Deepening customer centricity by delivering seamless, personalized experiences that build lasting trust and reflect the evolving needs of those we serve;
•Optimizing organizational efficiency with a focus on continuous improvement;
•Accelerating artificial intelligence enablement and responsibly leveraging data, analytics, and digital capabilities to deliver smarter, faster outcomes across the businesses;
•Developing future ready talent to lead in a constantly evolving world; and
•Balancing use of excess capital for growth initiatives, investments in the business, and return to stockholders through dividends and share repurchases.
We endeavor to maintain and enhance our position as a market leader by leveraging our core strengths of underwriting excellence, risk management, claims, product development and distribution.

An ethical, people-oriented, and performance-driven culture drives our values. We are committed to maintaining and enhancing our culture and are proud of our reputation for ethics and integrity.
2025 FINANCIAL RESULTS
Our 2025 financial results were exceptionally strong and greater than the prior year, primarily due to a higher P&C underwriting gain, driven by earned premium growth across all lines of business, greater net favorable prior year development, as well as a lower underlying loss and loss adjustment expense ratio* in Personal Insurance, and higher net investment income. Full year net income available to common stockholders and core earnings* were $3.8 billion ($13.32 per diluted share) and $3.8 billion ($13.42 per diluted share), respectively. Net income and core earnings return on equity ("ROE")*† were 22.0% and 19.4%, respectively.
Highlighted below are year-over-year comparisons of our net income available to common stockholders and core earnings performance and our three-year net income ROE and core earnings ROE results. Core earnings is the primary determinant of our annual incentive plan ("AIP") funding, as described on page 44, and average annual core earnings ROE over a three-year

2026 Proxy Statement	39

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
performance period is the metric used for two-thirds of performance shares granted to Senior Executives, as described on page 46 (in each case, as adjusted for compensation purposes).

Year-over-year Performance

Three-year Performance

* Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable U.S. GAAP measure, see Appendix A.
† Net income ROE represents net income available to common stockholders ROE.

2025 BUSINESS PERFORMANCE

The Hartford delivered an outstanding year of financial performance and strategic achievements across our complementary underwriting businesses, with solid performance from our investment portfolio. In P&C, Business Insurance, our largest business segment, generated robust top-line growth at highly profitable margins; and Personal Insurance restored target profitability in auto and produced outstanding results in home. In our Employee Benefits business, we achieved strong margins, led by strong life and disability results.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Key 2025 Accomplishments
Business Insurance	Personal Insurance	Employee Benefits
Achieved written premium growth of 8%, while maintaining highly profitable margins, with a combined ratio(1) of 88.3, an improvement from the prior year, and an underlying combined ratio* of 88.5.
Drove a marked improvement in the loss ratio, with the combined ratio and underlying combined ratio* improving to 91.9 and 88.0, respectively.

2025 was a pivotal year with restored target profitability in auto.

Delivered net income margins of 7.8% and core earnings margins* of 8.2%, exceeding the long-term target for this business, driven by excellent life and strong disability results, as well as higher net investment income.

(1) The combined ratio measures the cost of claims and expenses for every $100 of earned premiums. If the combined ratio is less than 100, the Company is making an underwriting profit.
* Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable U.S. GAAP measure, see Appendix A.

TOTAL SHAREHOLDER RETURN
The following chart shows The Hartford's total shareholder return ("TSR"), which includes reinvestment of dividends relative to  the 2025 Corporate Peer Group (provided on page 53), S&P 500 Insurance Composite, S&P 500 P&C Insurance Index and S&P 500.

2026 Proxy Statement	41

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
COMPONENTS OF COMPENSATION AND PAY MIX
NEO total compensation is heavily weighted toward variable compensation (including both annual and long-term incentives), and actual amounts earned may differ from target amounts based on company and individual performance. Each NEO has a target total compensation opportunity that is reviewed annually by the Compensation Committee (in the case of the CEO, by the independent directors) to ensure alignment with our compensation objectives and market practice.

Compensation Component	Description
Base Salary	• Fixed level of cash compensation based on market data, internal pay equity, experience, responsibility, expertise and performance
Annual Incentive Plan
• Variable cash award based primarily on annual company operating performance against a predetermined financial target and achievement of individual performance goals aligned with the Company's strategic priorities

Long-Term Incentive Plan
• Variable component with target award opportunity based on market data and individual factors
• Designed to drive long-term performance, align senior executive interests with shareholders, and foster retention
• Award mix (75% performance shares and 25% stock options) rewards stock price performance, peer-relative shareholder returns (stock price and dividends) and operating performance

Approximately 93% of CEO target annual compensation and approximately 83% of other NEO target annual compensation are variable based on performance, including stock price performance:

Target Pay Mix — CEO
Salary 7%	Annual Incentive 18%	Long-Term Incentive 75%

Variable with Performance: 93%

Target Pay Mix — Other NEOs
Salary 17%	Annual Incentive 29%	Long-Term Incentive 54%

Variable with Performance: 83%

2025 COMPENSATION DECISIONS

2025 Compensation Decisions	Rationale
The Compensation Committee approved an AIP funding level of 176% of target.
Performance against the pre-established Compensation Core Earnings target produced a formulaic AIP funding level of 176% of target (page 44). The Compensation Committee undertook its qualitative review of performance and concluded that the formulaic AIP funding level appropriately reflected 2025 performance. Accordingly, no adjustments were made.

The Compensation Committee certified a 2023-2025 performance share award payout at 176% of target.
The Company's average annual Compensation Core ROE during the performance period was 17.4%, resulting in a payout of 168% of target for the ROE component (50% of the award). The Company's TSR during the period was at the 80th percentile of the performance peers, resulting in a 183% payout for the TSR component (50% of the award). The combined performance metrics yielded a payout of 176% of target (page 48).

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
The Compensation Committee (and, in the case of the CEO, the independent directors) approved the following compensation for each currently active NEO:

	Base Salary		Actual AIP Award		LTI Award		Total Compensation
NEO	2025	Change from 2024	2025	Change from 2024	2025	Change from 2024	2025	Change from 2024
Christopher Swift	$1,200,000	0.0%	$5,808,000	23.1%	$13,650,000	13.8%	$20,658,000	15.3%
Beth Costello	$850,000	6.3%	$2,904,000	50.4%	$3,000,000	15.4%	$6,754,000	26.7%
A. Morris Tooker	$850,000	13.3%	$2,829,300	80.3%	$3,500,000	105.9%	$7,179,300	78.6%
Amy Stepnowski	$650,000	8.3%	$2,024,000	28.7%	$1,900,000	35.7%	$4,574,000	28.0%
Donald Hunt*	$650,000	NA*	$1,408,000	NA*	$1,350,000	NA*	$3,408,000	NA*
*Mr. Hunt was not previously an NEO.
This table provides a concise picture of compensation decisions made in 2025, and highlights changes from 2024. Another view of 2025 compensation for the NEOs is available in the Summary Compensation Table on page 58.
COMPENSATION BEST PRACTICES
Our current compensation best practices include the following:

WHAT WE DO
✓	Compensation heavily weighted toward variable pay
✓	Senior Executives generally receive the same benefits as other full-time employees
✓	Double-trigger requirement for cash severance and equity vesting upon a change of control*
✓	Cash severance upon a change of control not to exceed 2x base salary + bonus
✓	Independent compensation consultant
✓	Risk mitigation in plan design and annual review of compensation plans, policies and practices
✓	Comprehensive claw-back policy (includes misconduct) that covers both time and performance based incentive awards
✓	Prohibition on hedging, monetization, derivative and similar transactions with company securities
✓	Prohibition on Senior Executives pledging company securities
✓	Stock ownership guidelines for Directors and requirements for Senior Executives
✓	Periodic review of compensation peer groups
✓	Competitive burn rate and dilution for equity program
* Double-trigger vesting for equity awards applies if the awards are assumed or replaced with substantially equivalent awards.

WHAT WE DON'T DO
✗	No tax gross-ups for perquisites or excise taxes on severance payments
✗	No individual employment agreements
✗	No granting of stock options with an exercise price less than the fair market value of our common stock on the date of grant
✗	No re-pricing of stock options
✗	No buy-outs of underwater stock options
✗	No reload provisions in any stock option grant
✗	No payment of dividends or dividend equivalents on equity awards until vesting (no dividends on stock options)
SAY-ON-PAY RESULTS
At our 2025 annual meeting, we received approximately 92% support on Say-on-Pay. The Compensation Committee considered the vote to be an endorsement of The Hartford’s executive compensation programs and policies, and recent program changes. They took this strong level of support into account in their ongoing review of those programs and policies. Management also discussed aspects of its executive compensation, sustainability and corporate governance practices during our annual shareholder engagement program to gain a deeper understanding of shareholders’ perspectives. Feedback regarding the compensation program remained positive, with many shareholders complimentary of our practices. For further discussion of our shareholder engagement program, see page 21.

2026 Proxy Statement	43

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
Components of the Compensation Program
Each Senior Executive has a target total compensation opportunity comprised of both fixed (base salary) and variable (including both annual and long-term incentive) compensation. In addition, Senior Executives are eligible for benefits available to employees generally. This section describes the three main components of our compensation program for Senior Executives and lays out the framework in which compensation decisions are made. For a discussion of the 2025 compensation decisions made within this framework, see 2025 Named Executive Officers' Compensation and Performance on page 48.
1. BASE SALARY
Each Senior Executive’s base salary is reviewed by the Compensation Committee (in the case of the CEO, the independent directors of the Board) annually, upon promotion, or following a change in job responsibilities. Salary decisions are based on market data, internal pay equity and level of responsibility, experience, expertise and performance.
2. ANNUAL INCENTIVE PLAN AWARDS
Our employees, including the Senior Executives, are eligible to earn cash awards based on annual company and individual performance. Each employee has a target AIP opportunity. The Compensation Committee uses the following process to determine individual Senior Executive AIP awards.
Determination of AIP Funding Level
At the beginning of the year, the Compensation Committee sets a “Compensation Core Earnings” target based on The Hartford’s operating plan. The operating plan is approved by the Board and reflects management’s assessment of the Company’s business outlook, competitive environment, capital and catastrophe assumptions, and other key factors. The operating plan is designed to be achievable only through disciplined execution and strong operating performance. Because the operating plan forms the foundation for the Company’s AIP financial targets, the Compensation Committee believes that the incentive framework appropriately aligns Senior Executives’ pay outcomes with the Company’s operating results and shareholder value creation. In addition to a Compensation Core Earnings target, the Compensation Committee sets a threshold performance level (80% of target), below which no AIP awards are earned, and a maximum funding level of 200% for performance significantly exceeding target (120% of target). The AIP curve has a flatter slope for payouts in the range of +/-5% of target, which increases predictability and reduces volatility of payouts for performance around target.

The Compensation Committee selected core earnings because:
•It currently believes core earnings best reflects annual operating performance;
•Core earnings is a metric commonly used by investment analysts when evaluating annual performance;
•Core earnings is a prevalent incentive plan metric among peers; and
•All employees can impact core earnings.

Certain adjustments are made to core earnings for compensation purposes to ensure employees are held accountable for operating decisions made that year, and are neither advantaged nor disadvantaged by the effect of certain external items that do not reflect operating year performance. At the beginning of the year, the Compensation Committee approves a definition of "Compensation Core Earnings." The definition lists adjustments that will be made to core earnings at year-end in order to arrive at Compensation Core Earnings, such as non-recurring tax benefits or charges, catastrophe losses above or below budget, and unusual or non-recurring items. The 2025 definition and a reconciliation from U.S. GAAP net income to Compensation Core Earnings are provided in Appendix A.

To ensure a holistic review of performance, the Compensation Committee also considers a number of qualitative factors, including: quality of earnings, risk and compliance, peer-relative performance, expense management, and non-financial and strategic objectives. Informed by this qualitative review, the Compensation Committee may then adjust the formulaic funding up or down to arrive at an AIP funding level more commensurate with the Company’s performance.

The Compensation Committee believes retaining the flexibility to adjust the formulaic AIP funding is aligned with shareholders' interests because it allows the Compensation Committee to arrive at a final AIP funding level that best rewards holistic company performance and mitigates the risk inherent in a strictly formulaic approach. Using a strict formula may have unintended consequences due to events or market conditions unanticipated when goals are set, or may overemphasize short-term performance at the expense of long-term shareholder returns or undervalue achievements that are not yet evident in our financial performance. These factors are particularly relevant in the P&C insurance industry, where the “cost of goods sold” (that is, the amount of insured losses) is not known at the time of sale and develops over time — in some cases over many years. Because of this industry dynamic, many other companies in our 2025 Corporate Peer Group (listed on page 53) include discretion in their annual award design.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

2025 Compensation Core Earnings*
2025 AIP Funding Level: When setting the operating plan, which forms the basis for the Compensation Core Earnings target, management and the Board anticipated strong premium growth in Business Insurance, significant improvement in personal auto loss ratios, and higher net investment income; partially offset by rising group disability incidence and life loss ratios, higher Business Insurance non-catastrophe property losses, no favorable prior year developments, higher current accident year catastrophes, higher IT investment related expenses, and fewer tax benefits.

$ in millions
$3,865
actual $3,743
176%
$3,221
$2,577
Formulaic Payout as a % of Target
200%
175%
150%
125%
100%
75%
50%
25%
0%
Threshold
80%
95%
Target
100%
105%
Maximum
120%

* Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable U.S. GAAP measure, see Appendix A.

The 2025 AIP Compensation Core Earnings target was set at $3.22 billion, which was above both the 2024 Compensation Core Earnings target of $2.84 billion, and actual 2024 compensation core earnings of $3.15 billion.

Actual Compensation Core Earnings for 2025 were $3.74 billion, which produced a formulaic AIP funding level of 176% of target, with above target performance primarily driven by outstanding business performance in Property & Casualty lines and Employee Benefits; P&C performance driven by net favorable prior year reserve development; Employee Benefits delivered outstanding results, supported by favorable life incidence and continued strong long-term disability performance; and higher net investment income reflecting higher asset levels and interest rates in fixed maturities, partially offset by lower limited partnership returns, particularly in commercial real estate.

In assessing overall performance and arriving at the 2025 AIP funding level, the Compensation Committee started with the formulaic AIP funding level and undertook a qualitative review of a variety of metrics in the categories described below. The Compensation Committee determined that the Company performed well in these categories and that the formulaic AIP funding factor of 176% appropriately reflected outstanding 2025 performance. Accordingly, the Compensation Committee concluded that no adjustment to the formulaic AIP funding factor was necessary.

Qualitative Criteria	Rationale
Composition of Earnings	Understanding trends that drove earnings informs how the Compensation Committee thinks about holistic company performance.
Strategic Initiatives
Strategic initiatives position the Company for long term-growth and often represent significant successes in a given year, but such initiatives may not be reflected or may reflect negatively in the quantitative formula.

Peer-Relative Performance
Performance against the public companies within our 2025 Corporate Peer Group on key financial metrics and TSR is not captured in the quantitative formula but informs how the Compensation Committee thinks about holistic company performance.

Risk and Compliance	Linked to strategy of attracting and retaining talent, as prospective employees are significantly more likely to work for a company that has a strong reputation of ethical conduct.
Strategic Expense Management	Managing expenses is critical to maintaining competitive pricing and freeing up resources for investments in the business.
Determination of Individual NEO Awards
The AIP funding level multiplied by an individual’s target AIP opportunity produces an initial AIP award, which the Committee may adjust based on individual performance. In light of his responsibility for overall company performance, the CEO's AIP award has equaled the AIP funding level, without further adjustment, every year since he assumed the position in 2014. For awards granted to the NEOs in February 2026 for 2025 performance under the AIP, see 2025 Named Executive Officer's Compensation and Performance beginning on page 48.

2026 Proxy Statement	45

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
3. LONG-TERM INCENTIVE AWARDS
Long-term incentive ("LTI") awards are designed to drive long-term performance and encourage share ownership among Senior Executives, aligning their interests with those of shareholders. LTI awards are granted on an annual basis following an assessment of individual performance and market data. The LTI mix remains at 25% options and 75% performance shares with two thirds of the performance shares tied to Compensation Core ROE and one third TSR, as illustrated below. This LTI mix continues to reward stock price performance, peer-relative shareholder returns (stock price and dividends) and operating performance.

2025 - 2027 LTI Awards
Stock Options 25%	Performance Shares (TSR-linked) 25%
Performance Shares (Compensation Core ROE-linked) 50%

2025 Performance Shares (75% of LTI Award)
Performance shares are designed to reward and retain Senior Executives by allowing them to earn shares of our common stock based on predetermined performance criteria. Performance shares have a three-year performance period, and are settled in shares of common stock ranging from 0% to 200% of the number of performance shares granted depending upon the performance achieved on the following metrics:

Performance Metric	Rationale
Compensation Core ROE (two thirds of performance shares)	Strategic measure that drives shareholder value creation
Peer-relative TSR (one third of performance shares)	Measure of our performance relative to peer companies that serve as comparable investment alternatives in the capital markets
Compensation Core ROE: For two thirds of the performance share award, payouts at the end of the performance period, if any, will depend upon achieving a target average annual ROE over a three-year measurement period, as adjusted for compensation purposes. The heavier weighting of performance shares linked to Compensation Core ROE within LTI emphasizes a strategic measure that drives shareholder value creation, and highlights our dedication to executing our strategy for achieving and sustaining long-term profitable growth. Because of the adjustments made for compensation purposes, Compensation Core ROE will differ from both the net income ROE and Core Earnings ROE provided in our financial statements. The Compensation Committee's definition of Compensation Core ROE for 2025 performance share awards is provided in Appendix A.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

In February 2025, the Compensation Committee set the target for 2025-2027 performance share awards at an average annual Compensation Core ROE for 2025, 2026, and 2027 of 16.8%, as reflected in the 2025-2027 operating plan. As illustrated in the graph at right, the Compensation Committee also set a threshold performance level (80% of target), below which no payout for the ROE component of awards is received, and a maximum payout for the ROE component of 200% for performance significantly exceeding target (120% of target).

2025-2027 Compensation Core ROE*

Payout as a % of Target
200%
175%
150%
125%
100%
75%
50%
25%
0%
20.2%
16.8%
13.4%
Threshold Performance
Target Performance
Maximum Performance

* Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable U.S. GAAP measure, see Appendix A.

Peer-Relative TSR: For the other third of the performance share award, payouts, if any, will be based on company TSR performance at the end of the three-year performance period relative to a Performance Peer Group. The current Performance Peer Group represents 15 industry specific public companies against which we benchmark performance for compensation purposes. While there is some overlap, the Performance Peer Group is distinct from the Corporate Peer Group described on page 53, which includes mutual companies where financial data is not publicly available, as well as companies that compete with us for talent. The Compensation Committee believes that the Performance Peer Group should be limited to publicly traded companies that offer similar products and services and are competing investment choices in capital markets. The Compensation Committee reviews the composition of the Performance Peer Group annually and did not make any changes to this group for 2025 performance share awards.

Our payout curve is more robust than prevalent market practices, which enhances alignment with our shareholders. For each company in the Performance Peer Group, TSR will be measured using a 20-day stock price average at the beginning and the end of the performance period in order to smooth out any volatility. The TSR payout curve for performance share awards targets above-median performance, with no payout for performance below the 30th percentile; 35% payout for performance at the 30th percentile; target payout for performance at the 55th percentile; and 200% payout for performance at the 85th percentile.

2025 Performance Peer Group	Three-Year Relative TSR Ranking
Allstate Corp.

Maximum
Performance
Target
Performance
Threshold
Performance
200%
175%
150%
125%
100%
75%
50%
35%
25%
0%
30th
55th
85th
Payout as a % of Target
Relative TSR Percentile Ranking

American Financial Group, Inc.
Berkley (W. R.) Corp.
Chubb Limited
Cincinnati Financial Corp.
CNA Financial Corp.
Everest Group, Ltd.
Hanover Insurance Group, Inc.
Markel Corporation
Mercury General Corp.
MetLife, Inc.
Old Republic International Corp.
Progressive Corp.
Travelers Companies, Inc.
Unum Group

2025 Stock Options (25% of LTI Awards)
The use of stock options directly aligns the interests of our Senior Executives with those of shareholders because options only have value if the price of our common stock on the exercise date exceeds the stock price on the grant date. The stock options are granted at fair market value, vest in three equal installments over three years, and have a 10-year term.

2026 Proxy Statement	47

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Certification of 2023-2025 Performance Share Awards
On February 28, 2023, the Compensation Committee granted Senior Executives performance shares tied 50% to achievement of average annual Compensation Core ROE goals over a three-year measurement period, and 50% to TSR performance relative to a peer group of 15 companies. For the Core ROE component of the award, achievement of average annual Compensation Core ROE of 12.2%, 15.3% and 18.4% during the measurement period would have resulted in payouts of 35%, 100% and 200% of target, respectively. For the TSR component of the award, there would be no payout for performance below the 30th percentile, 35% payout for performance at the 30th percentile, target payout for performance at the 55th percentile, and 200% payout for performance at the 85th percentile.

These performance shares vested as of December 31, 2025, the end of the three-year performance period, and the Compensation Committee certified a payout at 176% of target on February 17, 2026 based on the following results:
•The average of the Company's Compensation Core ROE for each year of the measurement period was 17.4%, resulting in achievement of 168% of target for the Compensation Core ROE component, or 50% of the awards.
•The Company’s TSR during the performance period was at the 80th percentile ranking, resulting in the achievement of 183% of target for the TSR component, or 50% of the awards.

Details of the 2023 performance shares are given on pages 49 to 50 of our 2024 proxy statement filed with the Securities and Exchange Commission on April 5, 2024.

EXECUTIVE BENEFITS AND PERQUISITES
Senior Executives are eligible for the same benefits as full-time employees generally, including health, life insurance, disability and retirement benefits. Non-qualified savings and retirement plans, including those that have been frozen, provide benefits that would otherwise be provided but for the Internal Revenue Code limits that apply to tax-qualified benefit plans.

Certain additional perquisites are available to Senior Executives, including reimbursement of costs for annual physicals and associated travel, enhanced relocation benefits when a move is required, personal executive support services, certain travel and commuting benefits (described below) and occasional use of tickets for sporting and special events previously acquired by the Company when no other business use has been arranged and there is no incremental cost to the Company. For actual perquisites received by NEOs in 2025, see the “Summary Compensation Table – All Other Compensation” on page 59.

The Hartford owns a fractional interest in a corporate aircraft to allow Senior Executives to travel safely, securely and efficiently for business purposes and to support the performance of their duties. The corporate aircraft enables Senior Executives to use travel time productively by providing a confidential environment in which to conduct business and eliminating the schedule constraints imposed by commercial airline travel. Prior to 2025, personal use of the corporate aircraft was permitted for the CEO for efficiency, productivity and security reasons. In 2025, in light of an evolving external threat environment affecting corporate executives, the Company engaged an independent third-party security firm to conduct a comprehensive security assessment. Based on the results of that assessment, the Company enhanced its executive security program, including recommending that both the CEO and the President use the corporate aircraft whenever practicable for personal use and business use to mitigate security risks and enable secure, efficient travel. Personal use of the corporate aircraft by any other Senior Executives was, and remains, prohibited, except in extraordinary circumstances. As part of the security assessment, the security firm also evaluated residential security and other personal risk factors for certain executives and recommended targeted security enhancements. Where appropriate, the Company implemented certain of these recommendations at its expense and adopted additional protective measures designed to reduce personal risk exposure, including enhanced data‑privacy and online‑security protections, and providing the use of a company car and driver to allow for enhanced security and greater efficiency while commuting for the CEO and President.

From time to time, a Senior Executive’s expenses for a purpose deemed important to the business may not be considered “directly and integrally related” to the performance of the Senior Executive’s duties as required by applicable SEC rules. These expenses are considered perquisites for disclosure purposes. Examples of such expenses may include attendance at conferences, seminars or award ceremonies, as well as attendance of a Senior Executive’s spouse or guest at business events or dinners where spousal or guest attendance is expected.
Whenever required to do so under Internal Revenue Service regulations, The Hartford attributes income to Senior Executives for perquisites and the Senior Executive is responsible for the associated tax obligation.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
2025 Named Executive Officers' Compensation and Performance
In evaluating individual performance, the Compensation Committee assessed each NEO's leadership and accountability in executing the Company's strategy and driving long-term shareholder value. The assessments considered underwriting and risk discipline, financial and operating performance, effective use of technology and data, disciplined capital management, and stewardship of talent, including leadership development, succession planning, and reinforcement of the Company's culture of integrity and accountability.
CHRISTOPHER SWIFT
Chairman and Chief Executive Officer
Mr. Swift has served as CEO since July 1, 2014 and was appointed Chairman on January 5, 2015. He is responsible for the Company’s strategy and growth, capital allocation, financial and operating performance, culture, and leadership.
2025 Performance
In reviewing Mr. Swift's performance, the independent directors highlighted his strong leadership and execution against the Company's strategic priorities, delivering exceptional performance in 2025. Under his leadership, the Company delivered outstanding financial results including net income ROE of 22.0% and core earnings ROE of 19.4%*, and net income available to common stockholders and core earnings* of $3.8 billion ($13.32 per diluted share) and $3.8 billion ($13.42 per diluted share), respectively. These strong financial results reflect disciplined underwriting, effective capital management, and continued expense control. The independent directors noted Mr. Swift's progress in advancing enterprise strategy, including continued progress on technology and innovation highlighted by digital adoption, improved ease of doing business for customers and distribution partners, and sustained momentum toward becoming an AI-enabled organization. The independent directors also recognized Mr. Swift's effective leadership and accountability in executing the Company's strategic priorities, including stewardship of talent, leadership development and succession planning, and reinforcement of the Company's culture of integrity and accountability. In addition, the independent directors acknowledged his continued emphasis on ethics, integrity, and sustainability, including maintaining the Company's recognition by Ethisphere as one of the “World’s Most Ethical Companies” for the 16th consecutive year.

* Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable U.S. GAAP measure, see     Appendix A.

2025 Compensation Decisions

• Salary. $1,200,000, unchanged from 2024.

• AIP Award. Target of $3,300,000, unchanged from 2024. The Compensation Committee approved a 2025 AIP award of $5,808,000 (176% of target), which was equal to the company AIP funding level of 176% for 2025.

• LTI Award. In February 2025, the Compensation Committee granted him an LTI award of $13,650,000, an increase of 13.8% from the previous year, in the form of 25% stock options and 75% performance shares.

BETH COSTELLO
Executive Vice President and Chief Financial Officer
Ms. Costello has served as CFO since July 1, 2014. She is responsible for the Company's finance, treasury, capital management, accounting, investor relations, underwriting, procurement, and actuarial functions.
2025 Performance
In reviewing Ms. Costello’s performance, the Compensation Committee noted her meaningful contributions to the Company's exceptional financial results in 2025. Under her leadership, the Company exceeded its key financial targets and managed capital and expenses effectively, returning $2.2 billion to stockholders, including $1.6 billion in equity repurchases while continuing to invest in strategic priorities, including technology and artificial intelligence. Ms. Costello also helped the Company achieve credit rating upgrades from all three major rating agencies. These actions reflected Ms. Costello's effective leadership and accountability in executing the Company's strategic priorities through disciplined capital management and strong financial and operating performance.

2025 Compensation Decisions

• Salary. $850,000, a 6.3% increase from 2024.

• AIP Award. Target of $1,650,000, an increase of 22.2% from 2024. For 2025, the Compensation Committee approved an AIP award of $2,904,000 (176% of target), which was equal to the Company AIP funding level of 176% for 2025.

• LTI Award. In February 2025, the Compensation Committee granted her an LTI award of $3,000,000,an increase of 15.4% from the previous year, in the form of 25% stock options and 75% performance shares.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

ADIN MORRIS TOOKER
President
Mr. Tooker has served as the Company's President since February 1, 2025. He is responsible for overseeing Business Insurance, Personal Insurance, Enterprise Sales & Distribution, Enterprise Strategy, and Risk Services. Effective January 1, 2026 his responsibilities were expanded to include oversight of Employee Benefits and Claims.
2025 Performance
In reviewing Mr. Tooker’s performance, the Compensation Committee recognized 2025 as a year of expanded responsibility and strong execution for Mr. Tooker. Business Insurance delivered solid underwriting performance and growth in a challenging market, while Personal Insurance returned to target profitability with continued expansion of agency distribution. Innovation advanced materially under Mr. Tooker's oversight, building momentum toward becoming an AI-first company. Overall, the Committee concluded that Mr. Tooker demonstrated effective leadership and accountability in executing the Company's strategic priorities, including underwriting discipline, risk management, and stewardship of talent.

2025 Compensation Decisions

• Salary. $850,000, a 13.3% increase from 2024, reflecting his promotion to President during 2025.

• AIP Award. Target of $1,607,534, an increase of 46.5% from 2024. This reflects a proration between Mr. Tooker's initial 2025 AIP target of $1,150,000 as head of Business Insurance, and an AIP target of $1,650,000 as President effective in February 2025. For 2025, the Compensation Committee approved an AIP award of $2,829,300 (176% of target), which was equal to the Company AIP funding level of 176% for 2025.

• LTI Award. In February 2025, the Compensation Committee granted him an LTI award of $3,500,000, an increase of 105.9%, in the form of 25% stock options and 75% performance shares.

AMY STEPNOWSKI
Executive Vice President, Chief Investment Officer, and President of HIMCO
Ms. Stepnowski has served as Executive Vice President since August 1, 2020. She is responsible for the Company's investment operations.
2025 Performance
In reviewing Ms. Stepnowski's performance, the Compensation Committee noted strong, consistent investment results in 2025, with portfolio performance exceeding benchmarks. The Committee recognized her success in advancing HIMCO's investment strategy, strengthening third-party asset diversification, and maintaining high engagement and retention. Based on these factors, the Committee concluded that Ms. Stepnowski delivered strong financial and operating results and demonstrated effective leadership and accountability in executing the Company's long-term investment strategy and stewardship of talent.

2025 Compensation Decisions

• Salary. $650,000, an 8.3% increase from 2024.

• AIP Award. Target of $1,150,000, an increase of 4.5% from 2024. For 2025, the Compensation Committee approved an AIP award of $2,024,000 (176% of target), which was equal to the Company AIP funding level of 176% for 2025.

• LTI Award. In February 2025, the Compensation Committee granted her an LTI award of $1,900,000, an increase of 35.7% from the previous year, in the form of 25% stock options and 75% performance shares.

DONALD C. HUNT
Executive Vice President and General Counsel
Mr. Hunt has served as Executive Vice President since March 1, 2024. He is responsible for the Company's legal, compliance, regulatory, governance, ethics, sustainability, and government and industry relations functions.
2025 Performance
In reviewing Mr. Hunt's performance, the Compensation Committee recognized his strategic leadership during a year of heightened litigation and regulatory complexity. He provided trusted counsel to the CEO, Executive Leadership Team, and Board, protecting the Company from legal and reputational risks while advancing governance, ethics, and compliance. Overall, the Committee concluded that Mr. Hunt demonstrated effective leadership and accountability in executing the Company's strategic priorities, reinforcing a culture of integrity and accountability and protecting long-term shareholder value in a complex risk environment.

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2025 Compensation Decisions

• Salary. $650,000

• AIP Award. Target of $800,000. For 2025, the Compensation Committee approved an AIP award of $1,408,000 (176% of target), which was equal to the Company AIP funding level of 176% for 2025.

• LTI Award. In February 2025, the Compensation Committee granted him an LTI award of $1,350,000 in the form of 25% stock options and 75% performance shares.

DEEPA SONI
Former Executive Vice President, Chief Information and Operations Officer
Ms. Soni served as Executive Vice President from August 2, 2021 to March 27, 2025. She was responsible for The Hartford's technology, data and analytics, and information security. From March 2024 until her resignation, Ms. Soni was also responsible for The Hartford's customer-facing operations.

2025 Compensation Decisions

• Salary. $800,000, a 6.7% increase from 2024.

• AIP Award. Target of S1,350,000. however, because Ms. Soni voluntarily ceased employment during fiscal year 2025, she was not eligible to participate in the AIP for that year, and no bonus opportunity or performance targets applied to her.

• LTI Award. In February 2025, the Compensation Committee granted her an LTI award of $5,350,000 which was fully forfeited upon her voluntary termination.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
Process for Determining Senior Executive Compensation (Including NEOs)
COMPENSATION COMMITTEE
The Compensation Committee is responsible for reviewing the performance of and approving compensation awarded to those executives who either report to the CEO or who are subject to the filing requirements of Section 16 of the Exchange Act (other than the CEO). The Compensation Committee also evaluates the CEO’s performance and recommends his compensation for approval by the independent directors of the full Board. With this input from the Compensation Committee, the independent directors review the CEO’s performance and determine his compensation level in the context of the established goals and objectives for the enterprise and his individual performance. The Compensation Committee and the independent directors typically review performance and approve annual incentive awards for the prior fiscal year at their February meeting, along with annual LTI awards and any changes to base salary and target bonus for the current year. To assist in this process, the Compensation Committee, with the support of its consultant, reviews market and historical compensation information for each NEO to understand how each element of compensation relates to other elements and to the compensation package as a whole, including outstanding equity awards.

Highlights of Annual Compensation Design, Payout and Performance Goal-Setting Process

December to January
• Review feedback from Fall shareholder engagement
• Approve design of AIP and LTI programs for the upcoming year, including updates to Performance and Corporate Peer Groups
• Determine enterprise AIP funding based on the previous year's actual performance against the pre-established Compensation Core Earnings target and a review of qualitative factors
• Review Senior Executive stock ownership

February
• Review Senior Executive performance for previous year and determine individual AIP awards
• Establish AIP and LTI performance targets based on the Company's approved operating plan
• Review and approve current year total compensation recommendations for Senior Executives, including salary, AIP targets and LTI awards
• Establish Senior Executive leadership goals and objectives for the current year

May to July
• Review Say-on-Pay voting results and recommendations of proxy advisory firms
• Review results of the company's pay equity analysis
• Review talent succession planning

September
• Review Enterprise Risk Management's annual compensation risk assessment
• Review AIP and LTI program design for the coming year
• Receive independent consultant's annual report on executive compensation trends and regulatory trends

Ongoing
• Monitor the Company's year-to-date performance in relation to targets
• Review and consider compensation plans, policies and practices in light of company performance, strategy, shareholder feedback and best practices
• Periodic review of the Company’s key talent and employee engagement measures (e.g., attrition, hiring, promotion and employee engagement)
• Review executive perquisites
COMPENSATION CONSULTANT
Compensation Advisory Partners, LLP (“CAP”) is the Compensation Committee’s independent compensation consultant and has regularly attended Compensation Committee meetings since its engagement. Pursuant to the Compensation Committee’s charter, during its engagement, CAP has provided consulting services only to the Compensation Committee, the independent directors with respect to CEO compensation, and the Nominating and Corporate Governance Committee with respect to director compensation. CAP has provided market data, analysis, and advice regarding executive and director compensation. Following a review of its

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records and practice guidelines, CAP provided the Compensation Committee with a report that confirmed its conformity with independence factors under applicable SEC rules and the listing standards of the NYSE.
ROLE OF MANAGEMENT
Our Human Resources team supports the Compensation Committee in the execution of its responsibilities. Our Chief Human Resources Officer oversees the development of the materials for each Compensation Committee meeting, including market data, historical compensation and outstanding equity awards, individual and company performance metrics and compensation recommendations for consideration by the Compensation Committee (in the case of the CEO, by the independent directors). No member of our management team, including the CEO, has a role in determining their own compensation.
BENCHMARKING
On an annual basis, the Compensation Committee reviews and considers a number of factors in establishing or recommending a target total compensation opportunity for each individual including, but not limited to, market data, time in role, experience, sustained performance, retention, and internal pay equity. Although the Compensation Committee considers competitive market data, it does not target a specific market position. The various sources of compensation information the Compensation Committee uses to determine the competitive market for our executive officers are described in more detail below.
2025 Corporate Peer Group
The Compensation Committee reviews the peer group used for compensation benchmarking (the "Corporate Peer Group") periodically or upon a significant change in business conditions for the Company or its peers. As part of its review, the Compensation Committee considers many factors, including market capitalization, revenues, assets, lines of business and sources and destinations of talent. For this reason, the Corporate Peer Group differs from the Performance Peer Group described earlier for purposes of the TSR performance measure applicable to performance shares. The Compensation Committee did not make any changes to the Corporate Peer Group in 2025.
Data in millions – as of 12/31/2025(1)

Company Name(2)	Revenues	Assets	Market Cap
Allstate Corp.	$67,685	$119,758	$54,469
American International Group, Inc.	$26,639	$161,254	$46,161
Berkley (W. R.) Corp.	$14,708	$44,071	$26,647
Chubb Ltd.	$60,182	$272,327	$122,835
Cincinnati Financial Corp.	$12,631	$41,002	$25,481
CNA Financial Corp.	$14,989	$69,443	$12,922
Hanover Insurance Group, Inc.	$6,594	$16,946	$6,504
Lincoln National Corp.	$18,212	$417,204	$8,461
MetLife Inc.	$77,084	$745,166	$52,013
Principal Financial Group Inc.	$15,626	$341,377	$19,379
Progressive Corp.	$87,637	$123,039	$133,534
Travelers Companies Inc.	$48,828	$143,708	$64,702
Unum Group	$13,076	$63,519	$12,968
Voya Financial Inc.	$8,189	$178,859	$7,089
25TH PERCENTILE	$13,484	$65,000	$12,933
MEDIAN	$16,919	$133,374	$26,064
75TH PERCENTILE	$57,344	$248,960	$53,855
THE HARTFORD	$28,368	$85,997	$38,398
PERCENT RANK	62%	33%	58%
(1)Data provided by S&P Global Market Intelligence. The amounts shown in the “Revenues” column reflect adjustments by S&P Global Market Intelligence to facilitate comparability across companies.
(2)An additional four non-public companies are included in the Corporate Peer Group as they submit data to relevant compensation surveys utilized in determining appropriate pay levels for Senior Executives: Liberty Mutual, MassMutual, Nationwide Financial, and State Farm.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
Use of Corporate Peer Group Compensation Data
When evaluating and determining individual pay levels, the Compensation Committee periodically reviews compensation data prepared by third parties showing the 25th, 50th and 75th percentiles of various pay elements for the companies listed above. As noted previously, the Compensation Committee does not target a specific market position in pay.
The Compensation Committee also reviews general industry survey data published by third parties as a general indicator of relevant market conditions and pay practices, including perquisites. Neither the Compensation Committee nor management has any input into companies included in these general industry or financial services company surveys.

Compensation Policies and Practices
STOCK OWNERSHIP AND RETENTION REQUIREMENTS

Senior Executives are required to meet or exceed the following stock ownership levels within five years of appointment to position:

Level	(As a Multiple of Base Salary)
CEO	6x
Other NEOs	4x
Under the Executive Stock Ownership Requirement policy, the following forms of equity are recognized as contributing to the stock ownership requirements:
•Shares held directly by the executive;
•Shares held indirectly by trust, by immediate family members, or through the Company’s 401(k) and Excess Savings plans;
•Unvested performance shares (valued at 50% of target); and
•Unvested RSUs.
Unvested or vested and unexercised stock options are not counted for purposes of the requirements. The policy also provides that executives who have not achieved these stock ownership levels within five years of appointment are required to retain at least 50% of the shares acquired upon vesting and award distributions until the ownership requirements are fully met.

The Compensation Committee believes these requirements align the interests of our NEOs with shareholders, and reviews ownership levels annually. As of March 23, 2026, the CEO and each of the other active NEOs met their respective requirement.

TIMING OF EQUITY GRANTS
Equity grants may be awarded four times per year, on the second trading day following the filing of our Form 10-Q or 10-K for the prior period. Our practice is to grant annual equity awards following the filing of our Annual Report on Form 10-K. This timing ensures that grants are made at a time when the stock price reflects the most current public data regarding our performance and financial condition.

The Company does not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock. In addition, we generally do not grant stock options (i) during trading blackout periods established under our insider trading policy, or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

During fiscal year 2025, (i) none of our NEOs were awarded equity grants with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
CLAWBACK POLICY
In September 2023, the Board approved a comprehensive Clawback Policy, revising and expanding upon our previous recoupment policy. The Clawback Policy governs the circumstances under which the Company must attempt to recover “erroneously awarded” incentive-based compensation paid to certain executive officers to the extent such compensation was based on a misstated financial reporting measure that results in an accounting restatement, as required by SEC rules and NYSE listing standards. The Clawback Policy applies to time-based and performance-based incentive compensation. The Clawback Policy also incorporates our long-standing recoupment policy applicable to all employees, which has been in place since 2011, and allows for the recoupment of any incentive compensation (cash or equity) and/or severance paid or payable at any time to the extent such recoupment either (i) is required by applicable law or listing standards, or (ii) is necessary or appropriate in light of an employee’s action, or failure to act, which is inimical to the best interests of the Company.

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RISK MITIGATION IN PLAN DESIGN
Management has concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. Our Enterprise Risk Management function performs a risk review of any new incentive compensation plans or any material changes to existing plans annually and engages an independent third party to complete a comprehensive review of all incentive compensation plans every five years. In 2025, Enterprise Risk Management conducted its annual review and discussed the results of that review with the Compensation Committee. Enterprise Risk Management concluded that current incentive plans do not promote unnecessary risk-taking nor encourage the manipulation of reported earnings.
The following features of our executive compensation program guard against excessive risk-taking:

Feature	Rationale
Pay Mix
•A mix of fixed and variable, annual and long-term, and cash and equity compensation encourages strategies and actions that are in the Company’s long-term best interests
•A mix of performance periods: annual in AIP, 3 years for Performance Shares, and 10 years for Stock Options
•Long-term compensation awards and overlapping vesting periods encourage executives to focus on sustained company results and stock price appreciation

Performance Metrics	•Incentive awards based on a variety of performance metrics diversify the risk associated with any single indicator of performance
Equity Incentives
•Stock ownership requirements align executive and shareholder interests
•Equity grants are made only during a trading window following the release of financial results
•No reload provisions are included in any stock option awards

Plan Design
•Incentive plans are not overly leveraged, cap the maximum payout, and include design features intended to balance pay for performance with an appropriate level of risk-taking
•Our equity incentive plans do not allow:
◦Stock options with an exercise price less than the fair market value of our common stock on the grant date;
◦Re-pricing (reduction in exercise price) of stock options without shareholder approval; or
◦Single trigger vesting of awards upon a Change of Control if awards are assumed or replaced with substantially equivalent awards

Recoupment
•As described above, we have a comprehensive clawback policy, that requires the Company to recover incentive compensation in the event of an accounting restatement, and permits recovery for employee misconduct

HEDGING AND PLEDGING COMPANY SECURITIES
We have robust policies prohibiting our employees and directors from engaging in hedging, monetization, derivative, speculative and similar transactions involving Company securities. In addition, Directors and Senior Executives are prohibited from holding stock in a margin account or pledging stock as collateral for a loan.
POTENTIAL SEVERANCE AND CHANGE OF CONTROL PAYMENTS
The Company does not have individual employment agreements. NEOs are covered under a severance pay plan that provides severance in a lump sum equal to two times the sum of annual base salary plus target bonus, whether severance occurs before or after a change of control (no gross-up is provided for any change of control excise taxes that might apply). As a condition to receiving severance, Senior Executives must agree to restrictive covenants covering such items as non-competition, non-solicitation of business and employees, non-disclosure and non-disparagement.

The Company maintains change of control benefits to ensure continuity of management and to permit executives to focus on their responsibilities without undue distraction related to concerns about personal financial security if the Company is confronted with a contest for control. These benefits are also designed to ensure that in any such contest, management is not influenced by events that could occur following a change of control.

The 2025 Long Term Incentive Stock Plan and the legacy plan, the 2020 Stock Incentive Plan from which the 2025 awards were issued, provide for “double trigger” vesting on a change of control. If an NEO terminates employment for “Good Reason” or their employment is terminated without “Cause” (see definitions on page 69) within two years following a Change of Control (as defined in the plan), then any awards that were assumed or replaced with substantially equivalent awards vest. If the awards were not assumed or replaced with substantially equivalent awards, the awards vest immediately upon the Change of Control.
Effect of Tax and Accounting Considerations on Compensation Design
In designing our compensation programs, we consider the tax and accounting impact of our decisions. In doing so, we strive to strike a balance between designing appropriate and competitive compensation programs for our executives, maximizing the deductibility of such compensation, and, to the extent reasonably possible, avoiding adverse accounting effects and ensuring that any accounting consequences are appropriately reflected in our financial statements.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Tax considerations are factored into the design of our compensation programs, including compliance with the requirements of Section 409A of the Internal Revenue Code, which can impose additional taxes on participants in certain arrangements involving deferred compensation, and Sections 280G and 4999 of the Internal Revenue Code, which affect the deductibility of, and impose certain additional excise taxes on, certain payments that are made upon or in connection with a change of control.

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to any person who is a “covered employee” under this rule. The term “covered employee” includes any person who is or was a named executive officer of the Company under the proxy disclosure rules in any year after 2016. Accordingly, to the extent that compensation in excess of $1 million is payable to any such person, it is likely that the excess amount will not be deductible by the Company or its subsidiaries for federal income tax purposes.

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Report of the Compensation and Management Development Committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Report submitted as of March 25, 2026 by:
Members of the Compensation Committee:

Matthew E. Winter, Chair
Carlos Dominguez
Trevor Fetter
Teresa W. Roseborough
Virginia P. Ruesterholz

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
Executive Compensation Tables
Summary Compensation Table
The table below reflects total compensation paid to or earned by each NEO.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Christopher Swift Chairman and Chief Executive Officer	2025	1,200,000	—	10,982,790	3,412,500	5,808,000	30,468	680,454	22,114,212
	2024	1,200,000	—	10,072,800	3,000,000	4,719,000	25,133	326,415	19,343,348
	2023	1,200,000	—	5,747,175	5,250,000	3,861,000	37,310	312,765	16,408,250
Beth Costello Executive Vice President and Chief Financial Officer	2025	837,500	—	2,413,800	750,000	2,904,000	33,201	88,295	7,026,796
	2024	793,750	—	2,182,440	650,000	1,930,500	3,937	65,325	5,625,952
	2023	775,000	—	1,327,324	1,212,500	1,579,500	43,481	53,154	4,990,959
Adin Morris Tooker* President	2025	841,667	—	2,816,100	875,000	2,829,300	—	208,663	7,570,730
	2024	740,000	—	1,426,980	425,000	1,569,400	—	87,114	4,248,494
	2023	NA	NA	NA	NA	NA	NA	NA	NA
Amy Stepnowski Executive Vice President and Chief Investment Officer; President of HIMCO	2025	637,500	—	1,528,740	475,000	2,024,000	10,427	81,700	4,757,367
	2024	600,000	—	1,175,160	350,000	1,573,000	766	52,200	3,751,126
	2023	587,500	—	602,085	550,000	1,287,000	13,711	52,800	3,093,096
Donald Hunt* Executive Vice President and General Counsel	2025	637,500	—	1,086,210	337,500	1,408,000	8,576	67,000	3,544,786
	2024	NA	NA	NA	NA	NA	NA	NA	NA
	2023	NA	NA	NA	NA	NA	NA	NA	NA
Deepa Soni** Former Executive Vice President, Chief Information and Operations Officer	2025	369,318	—	4,304,610	1,337,500	—	—	79,875	6,091,303
	2024	741,667	—	1,343,040	400,000	1,561,100	—	52,575	4,098,382
	2023	687,500	—	766,290	700,000	936,000	—	57,733	3,147,523
*Mr. Tooker was not an NEO prior to 2024 and Mr. Hunt was not an NEO prior to 2025.
**Ms. Soni's employment with the Company terminated on June 22, 2025 and, as a result, she forfeited her 2025 performance share and 2025 stock option awards. A description of the treatment of Ms. Soni's outstanding equity awards is included in the Grants of Plan Based Awards Table on page 60.
(1)This column reflects the aggregate grant date fair value of performance shares calculated in accordance with FASB ASC Topic 718 for the fiscal years ended December 31, 2025, 2024 and 2023. Detail on the 2025 grants, which were made under The Hartford 2020 Stock Incentive Plan, is provided in the Grants of Plan Based Awards Table on page 60. The amounts in this column are not reduced for estimated forfeiture rates during the applicable vesting periods. Other assumptions used in the calculation of these amounts are included in footnote 19 of the Company's Annual Reports on Form 10-K for 2025 and 2024, and footnote 20 of the Company's Annual Report on Form 10-K for 2023.
    To determine the fair value of the 2025 performance share award under FASB ASC Topic 718, the market value on the grant date is adjusted to reflect the probable outcome of the performance condition(s), based in part on a Monte Carlo simulation and consistent with the estimated compensation cost to be recognized over the service period, determined as of the grant date. These adjustments result in a value under FASB ASC Topic 718 that is 107.28% of the market value on the grant date.
The number of shares payable under these awards will be based on the actual results as compared to pre-established performance conditions and can range from 0-200% of the target award. The value* of performance shares assuming the highest possible outcome of the performance conditions determined at the time of grant (200% of the target award) would be:

NEO (First initial, last name)	2025 Performance Shares ($) (February 25, 2025 grant date)	2024 Performance Shares ($) (February 27, 2024 grant date)	2023 Performance Shares ($) (February 28, 2023 grant date)
C. Swift	20,475,000	18,000,000	10,500,000
B. Costello	4,500,000	3,900,000	2,425,000
A. Morris Tooker	5,250,000	2,550,000	NA
A. Stepnowski	2,850,000	2,100,000	1,100,000
D. Hunt	2,025,000	NA	NA
D. Soni	8,025,000	2,400,000	1,400,000
*Does not include the value of any dividend equivalents credited on the performance shares during the performance period.

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Under the 2020 Stock Incentive Plan from which these awards were issued, no more than 3,000,000 shares in the aggregate can be granted to an individual employee with respect to any awards in a single calendar year, except in the event of a new hire or promotion.
(2)This column reflects the aggregate grant date fair value for the fiscal years ended December 31, 2025, 2024 and 2023 calculated in accordance with FASB ASC Topic 718. The amounts in this column are not reduced for estimated forfeitures during the applicable vesting periods. Other assumptions used in the calculation of these amounts are included in footnote 19 of the Company's Annual Report on Form 10-K for 2025, footnote 19 of the Company's Annual Report on Form 10-K for 2024, and footnote 20 of the Company's Annual Report on Form 10-K for 2023.
(3)This column reflects cash AIP awards paid for the respective years.
(4)This column reflects the actuarial increase, if any, in the present value of the accumulated benefits of the NEOs under all pension plans established by the Company (these plans were frozen as of December 31, 2012 and no longer accrue benefits, other than interest on cash balance benefits). The amounts were calculated using discount rate and form of payment assumptions consistent with those used in the Company’s GAAP financial statements. Actuarial assumptions for 2025 are described in further detail in footnote 2 of the Pension Benefits Table on page 63. Having joined the Company after December 31, 2012, when these plans were frozen, Ms. Soni and Mr. Tooker do not have a benefit under either pension plan.
(5)This column reflects amounts detailed in the Summary Compensation Table—All Other Compensation.

Summary Compensation Table - All Other Compensation
This table provides more details on the amounts presented in the “All Other Compensation” column in the Summary Compensation Table on page 58 for the NEOs.

Name	Year	Perquisites ($)(1)	Contributions or Other Allocations to Defined Contribution Plans ($)(2)	Total ($)
Christopher Swift	2025	604,754	75,700	680,454
Beth Costello	2025	19,720	68,575	88,295
Adin Morris Tooker	2025	141,663	67,000	208,663
Amy Stepnowski	2025	—	81,700	81,700
Donald Hunt	2025	—	67,000	67,000
Deepa Soni	2025	—	79,875	79,875
(1)As permitted by SEC rules, we have included the perquisites and other personal benefits that we provided in 2025 where the aggregate amount of such compensation to an NEO exceeds $10,000. Perquisite amounts for Mr. Swift include personal use of corporate aircraft not requiring reimbursement to the Company ($533,076), residential security assessment and enhancements, commuting costs, expenses related to an executive physical, expenses related to removal of personally identifiable information, and expenses associated with his spouse's attendance at business functions. Perquisite amounts for Ms. Costello include residential security assessment , expenses related to removal of personally identifiable information, and expenses associated with her spouse's attendance at business functions. Perquisite amounts for Mr. Tooker include personal use of corporate aircraft not requiring reimbursement to the Company ($109,228), residential security assessment, commuting costs, expenses related to an executive physical, expenses related to removal of personally identifiable information and expenses associated with his spouse's attendance at business functions. The value of personal use of Company aircraft reflects the incremental, variable operating costs invoiced to the Company for such flights (e.g., flight hours, fuel, and other trip‑related expenses), net of any reimbursement, and excludes fixed management and ownership costs.
(2)This column represents Company contributions under the Company’s tax-qualified 401(k) plan (The Hartford Investment and Savings Plan) and The Hartford Excess Savings Plan (the “Excess Savings Plan”), a non-qualified plan established to “mirror” the qualified plan to facilitate deferral of amounts that cannot be deferred under the 401(k) plan due to Internal Revenue Code limits. Additional information can be found under the “Excess Savings Plan” section of the Non-Qualified Deferred Compensation Table beginning on page 64.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
Grants of Plan Based Awards Table
This table discloses information about equity awards granted to the NEOs in 2025 pursuant to the 2020 Stock Incentive Plan. The table also discloses potential payouts under the AIP. Actual AIP payouts are reported in the Summary Compensation Table on page 58 under the heading “Non-Equity Incentive Plan Compensation.” Equity awards have been rounded to the nearest whole share or option.

Name	Plan	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
C. Swift	2025 AIP		1,155,000	3,300,000	9,900,000
	Stock Options	2/25/2025								99,403	116.41	3,412,500
	Performance Shares	2/25/2025				10,260	87,943	175,887				10,982,790
B. Costello	2025 AIP		577,500	1,650,000	4,950,000
	Stock Options	2/25/2025								21,847	116.41	750,000
	Performance Shares	2/25/2025				2,255	19,328	38,656				2,413,800
A. Morris Tooker(5)	2025 AIP		562,637	1,607,534	4,822,602
	Stock Options	2/25/2025								25,488	116.41	875,000
	Performance Shares	2/25/2025				2,631	22,550	45,099				2,816,100
A. Stepnowski	2025 AIP		402,500	1,150,000	3,450,000
	Stock Options	2/25/2025								13,836	116.41	475,000
	Performance Shares	2/25/2025				1,428	12,241	24,482				1,528,740
D. Hunt	2025 AIP		280,000	800,000	2,400,000
	Stock Options	2/25/2025								9,831	116.41	337,500
	Performance Shares	2/25/2025				1,015	8,698	17,395				1,086,210
D. Soni(6)	2025 AIP		472,500	1,350,000	4,050,000
	Stock Options	2/25/2025								38,960	116.41	1,337,500
	Performance Shares	2/25/2025				4,021	34,469	68,937				4,304,610
(1)The “Threshold” column shows the payout amount for achieving the minimum level of performance for which an amount is payable under the AIP at 35% of target (no amount is payable if this level of performance is not reached). The “Maximum” column shows the maximum amount payable at 300% of target (the maximum amount payable for an individual AIP award). The actual 2025 AIP award for each NEO is reported in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.
(2)The performance shares granted on February 25, 2025 vest on December 31, 2027, the end of the three year performance period. The vesting percentage is based on the Company’s TSR performance relative to the 2025 Performance Peer Group (as described on page 53) and performance based on pre-established Compensation Core ROE targets. These two measures are weighted in a 1:2 ratio (as described on page 46), and each one has an independent minimum payout level of 35% of target. The “Threshold” column for this grant represents 11.7% of target, which reflects the minimum possible amount that could be paid under these awards (no amount is payable if the threshold level of performance is not reached for at least one performance measure). The “Maximum” column for this grant represents 200% of target and is the maximum amount payable. See Payments upon Termination or Change of Control table for a description of the circumstances in which vesting is accelerated.
(3)The options granted in 2025 to purchase shares of the Company's common stock vest 1/3 per year on each anniversary of the grant date and each option has an exercise price equal to the fair market value of one share of common stock on the grant date. The value of each stock option award is $34.33 and was determined under FASB ASC Topic 718 by using a hybrid lattice/Monte-Carlo based option valuation model; this value was not reduced to reflect estimated forfeitures during the vesting period. See Payments upon Termination or Change of Control table for a description of the circumstances in which vesting is accelerated.
(4)The NYSE closing price per share of the Company’s common stock on February 25, 2025, the date of the 2025 LTI grants for the NEOs, was $116.41. To determine the fair value of the 2025 performance share award under FASB ASC Topic 718, the market value on the grant date is adjusted to reflect the probable outcome of the performance condition(s), based in part on a Monte Carlo simulation and consistent with the estimated aggregate compensation cost to be recognized over the service

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period, determined as of the grant date. These adjustments result in a value under FASB ASC Topic 718 that is 107.28% of the market value on the grant date.
(5)Mr. Tooker's annual target amount of $1,650,000 which took effect February 1, 2025 was prorated to $1,607,534 to account for his original target of $1,150,000.
(6)The amounts reported reflect incentive awards that were subsequently forfeited, or not earned, as a result of Ms. Soni’s voluntary termination on June 22, 2025.
Outstanding Equity Awards at Fiscal Year-end Table
This table shows outstanding stock option awards classified as exercisable and unexercisable and the number and market value of any unvested or unearned equity awards outstanding as of December 31, 2025 and valued using $137.80, the NYSE closing price per share of the Company’s common stock on December 31, 2025.

Name	Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Christopher Swift	2/28/2017	302,908		48.89	2/28/2027
	2/27/2018	284,819		53.81	2/27/2028
	2/26/2019	352,263		49.01	2/26/2029
	2/25/2020	327,679		55.27	2/25/2030
	2/23/2021	310,820		51.87	2/23/2031
	2/23/2022	301,932		69.41	2/23/2032
	2/28/2023	165,955	82,978	78.28	2/28/2033
	2/27/2024	38,804	77,610	95.74	2/27/2034			192,903	26,582,033
	2/25/2025		99,403	116.41	2/25/2035			177,322	24,434,972
Beth Costello	2/28/2017	35,339		48.89	2/28/2027
	2/27/2018	63,194		53.81	2/27/2028
	2/26/2019	75,790		49.01	2/26/2029
	2/25/2020	71,318		55.27	2/25/2030
	2/23/2021	67,204		51.87	2/23/2031
	2/23/2022	75,483		69.41	2/23/2032
	2/28/2023	38,328	19,164	78.28	2/28/2033
	2/27/2024	8,407	16,816	95.74	2/27/2034			41,796	5,759,489
	2/25/2025		21,847	116.41	2/25/2035			38,972	5,370,342
Adin Morris Tooker	2/27/2018	16,614		53.81	2/27/2028
	2/26/2019	26,687		49.01	2/26/2029
	2/25/2020	24,094		55.27	2/25/2030
	2/23/2021	25,202		51.87	2/23/2031
	2/23/2022	24,155		69.41	2/23/2032
	2/28/2023	16,200	8,101	78.28	2/28/2033
	2/27/2024	5,497	10,995	95.74	2/27/2034			27,328	3,765,798
	2/25/2025		25,488	116.41	2/25/2035			45,467	6,265,353
Amy Stepnowski	2/23/2022	10,065		69.41	2/23/2032
	2/28/2023	17,386	8,693	78.28	2/28/2033
	2/27/2024	4,527	9,055	95.74	2/27/2034			22,505	3,101,189
	2/25/2025		13,836	116.41	2/25/2035			24,682	3,401,180
Donald Hunt	2/28/2023					2,892	398,518
	2/27/2024	3,233	6,468	95.74	2/27/2034			16,075	2,215,135
	2/25/2025		9,831	116.41	2/25/2035			17,537	2,416,599

(1) Stock options granted to the NEOs vest and become exercisable 1/3 per year on each anniversary of the grant date and generally expire on the tenth anniversary of the grant date. See “(2) Accelerated Stock Option Vesting” on page 68 following the Payments upon Termination or Change of Control table for a description of the circumstances in which vesting is accelerated.
(2) This column reflects RSUs granted to Mr. Hunt, which vest on the third anniversary of the grant date. See the Payments upon Termination or Change of Control table for a description of the circumstances in which vesting is accelerated. Dividend equivalents are credited on RSUs, which remain subject to the same terms and conditions as the underlying RSUs to which they relate and are paid if the underlying RSUs vest.
(3) This column reflects the market value of RSUs granted to Mr. Hunt.

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(4) This column represents unvested performance share awards at 200% of target assuming that the Company has achieved the highest performance level with respect to awards granted on February 27, 2024 and February 25, 2025. Dividend equivalents are credited on performance shares, which remain subject to the same terms and conditions as the underlying performance shares to which they relate and are paid only if, and to the extent that, the underlying performance shares vest and are paid out. See “(3) Accelerated Vesting of Performance Shares and Other LTI Awards” on page 68 following the Payments upon Termination or Change of Control table for a description of the circumstances in which vesting is accelerated for performance shares.
(5) This column reflects the market value of performance shares at 200% of target, plus the value of dividend equivalents credited on the performance shares, as of December 31, 2025.
Option Exercises and Stock Vested Table
This table provides information regarding option awards exercised and stock awards that vested during 2025. The numbers have been rounded to the nearest whole dollar or share.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Christopher Swift	294,481	24,142,998	124,384	17,852,769
Beth Costello	35,340	2,636,717	28,727	4,123,140
Adin Morris Tooker	42,230	3,243,356	12,142	1,742,770
Amy Stepnowski	48,690	3,251,110	13,031	1,870,290
Donald Hunt	—	—	4,313	537,608
Deepa Soni	65,043	3,173,472	—	—
(1)The amounts in this column reflect the aggregated dollar value realized upon the exercise of vested stock options during 2025. The value realized is the difference between the fair market value of common stock on the date of exercise and the exercise price of the option.
(2)The numbers in this column reflect the total shares of common stock paid out on stock awards that vested in 2025. This includes, for each NEO except Ms. Soni, performance shares granted on February 28, 2023 that vested on December 31, 2025 and paid out at 176% of target following the Compensation Committee’s February 17, 2026 certification as further outlined on page 48. In addition, the amount shown for Mr. Hunt includes 2,536 shares of common stock realized upon the vesting of his February 23, 2022 RSU award on February 23, 2025
(3) The value realized on vesting for the performance share awards is based on the NYSE closing price per share of the Company's common stock on February 17, 2026 ($143.53), the date the Compensation Committee certified the vesting percentage.

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Pension Benefits Table
The table below shows the number of years of credited service, the actuarial present value of the accumulated pension benefit, and the actual cash balance account as of December 31, 2025 under the Company’s tax-qualified pension plan (The Hartford Retirement Plan for U.S. Employees, or the “Retirement Plan”) and the non-qualified pension plan (The Hartford Excess Pension Plan II, or the “Excess Pension Plan”) for each of the NEOs.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Actual Cash Balance Account or Accrued Benefit ($)	Payments During Last Fiscal Year ($)
Christopher Swift	Retirement Plan	2.83	92,672	93,205	—
	Excess Pension Plan	2.83	515,412	518,372	—
Beth Costello	Retirement Plan	8.67	192,753	204,842	—
	Excess Pension Plan	8.67	239,630	254,660	—
Adin Morris Tooker	Retirement Plan	—	—	—	—
	Excess Pension Plan	—	—	—	—
Amy Stepnowski	Retirement Plan	4.33	97,914	104,645	—
	Excess Pension Plan	4.33	33,276	35,564	—
Donald Hunt	Retirement Plan	5.42	98,106	106,493	—
	Excess Pension Plan	5.42	638	693	—
Deepa Soni	Retirement Plan	—	—	—	—
	Excess Pension Plan	—	—	—	—
(1)This column reflects the years of credited service under the Retirement Plan and Excess Pension Plan (each a "Plan" or together the "Plans") as of December 31, 2012. Benefit accruals ceased as of December 31, 2012 under each Plan. As of December 31, 2025, Messrs. Swift and Hunt and Mses. Costello and Stepnowski were vested at 100% in their cash balance accounts under the Plans. Having joined the Company after December 31, 2012, when these Plans were frozen, Mr. Tooker and Ms. Soni do not have a benefit under either Plan.
(2)The present value of accumulated benefits under each Plan is calculated assuming that benefits commence at age 65, no pre-retirement mortality, a lump sum form of payment and the same actuarial assumptions used by the Company for U.S. GAAP financial reporting purposes. The present value is determined using a discount rate of 5.43%, and the cash balance amounts are projected to age 65 using an assumed interest crediting rate of 4.09% for 2026 and 4.54% for 2027 and beyond.
Cash Balance Formula
For employees hired on or after January 1, 2001, including Messrs. Swift and Hunt and Mses. Costello and Stepnowski, retirement benefits accrued under the cash balance formula until December 31, 2012. Effective December 31, 2012, the cash balance formula under the Retirement Plan and the Excess Pension Plan was frozen for all Plan participants, including the NEOs. Interest continues to be credited on previously accrued amounts, at a rate of 3.3% or based on the 10 year Treasury rate, whichever is greater. All Plan participants are currently vested in their account balances, which they may elect to receive following termination of employment in the form of a single lump sum payment or an actuarially-equivalent form of annuity.
In the event of a Change of Control (as defined in the Excess Pension Plan), each NEO would automatically receive a lump sum of the value of their Excess Pension Plan cash balance benefit as of the date of the Change of Control, provided that the Change of Control also constitutes a “change in control” as defined in regulations issued under Section 409A of the Internal Revenue Code.

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Non-qualified Deferred Compensation
Excess Savings Plan
NEOs, as well as other employees, may contribute to the Company’s Excess Savings Plan, a non-qualified plan established as a “mirror” to the Company’s tax-qualified 401(k) plan (The Hartford Investment and Savings Plan). The Excess Savings Plan is intended to facilitate deferral of amounts that cannot be deferred under the 401(k) plan for employees whose compensation exceeds the Internal Revenue Code limit for the 401(k) plan ($350,000 in 2025). When an eligible employee’s annual compensation reaches that Internal Revenue Code limit, the eligible employee can contribute up to six percent (6%) of compensation in excess of that limit to the Excess Savings Plan, up to a combined $1 million annual limit on compensation for both plans. The Company makes a matching contribution to the Excess Savings Plan in an amount equal to 100% of the employee’s contribution. Company contributions to the Excess Savings Plan are fully vested and plan balances are payable in a lump sum following termination of employment.
The table below shows the notional investment options available under the Excess Savings Plan during 2025 and their annual rates of return for the calendar year ended December 31, 2025, as reported by the administrator of the Excess Savings Plan. The notional investment options available under the Excess Savings Plan correspond to the investment options available to participants in the 401(k) plan.
Excess Savings Plan Notional Investment Options

Name of Fund	Rate of Return (for the year ended December 31, 2025)	Name of Fund	Rate of Return (for the year ended December 31, 2025)
The Hartford Stock Fund	28.04%	Vanguard Target Retirement 2020 Trust	12.23%
ISP International Equity Fund(1)	29.83%	Vanguard Target Retirement 2025 Trust	14.70%
ISP Active Large Cap Equity Fund(2)	16.88%	Vanguard Target Retirement 2030 Trust	16.33%
ISP Small/Mid Cap Equity Fund(3)	7.51%	Vanguard Target Retirement 2035 Trust	17.60%
State Street S&P 500 Index Non-Lending Series Fund	17.85%	Vanguard Target Retirement 2040 Trust	18.86%
Hartford Stable Value Fund	2.78%	Vanguard Target Retirement 2045 Trust	20.09%
Hartford Total Return Bond HLS Fund(4)	2.65%	Vanguard Target Retirement 2050 Trust	21.51%
SSgA Real Asset Fund	19.77%	Vanguard Target Retirement 2055 Trust	21.54%
Vanguard Federal Money Market Fund	4.22%	Vanguard Target Retirement 2060 Trust	21.55%
State Street Global All Cap Equity Ex-U.S. Index Non-Lending Series Fund	32.65%	Vanguard Target Retirement 2065 Trust	21.52%
State Street Russell Small/Mid Cap Index Non-Lending Series Fund	12.63%	Vanguard Target Retirement 2070 Trust	21.48%
Vanguard Target Retirement Income Trust	11.36%	Wellington Core Bond Plus Collective Trust (5)	4.84%
(1)The ISP International Equity Fund is a multi-fund portfolio made up of two underlying mutual funds that provides a blended rate of return. The underlying funds are the Wellington International Opportunities Collective Trust Fund (50%) and Acadian All-Country World ex USA Value Equity Class A Fund (50%). The Wellington International Opportunities Collective Trust Fund replaced the Hartford International Opportunities HLS Fund on May 1, 2025. The Acadian All-Country World ex USA Value Equity Class A Fund replaced the Sprucegrove All Country World ex USA CIT Fund on August 11, 2025.
(2)The ISP Active Large Cap Equity Fund is a multi-fund portfolio made up of two underlying funds that provides a blended rate of return. The underlying funds are the Hartford Dividend and Growth HLS Fund (50%) and the Loomis Sayles Large Cap Growth Fund (50%).
(3)The ISP Small/Mid Cap Equity Fund is a multi-fund portfolio made up of four underlying funds that provides a blended rate of return. The underlying funds are the T. Rowe Price QM U.S. Small-Cap Growth Equity Fund (20%), Chartwell Investment Partners Small Cap Value Fund (20%), JP Morgan Mid Cap Growth Fund (30%) and Leeward Investments Mid Cap Value Fund (30%).
(4)The Hartford Total Return Bond HLS Fund was removed as an investment option on April 30, 2025. The rate of return shown represents return from January 1, 2025 through April 30, 2025.
(5)The Wellington Core Bond Plus Collective Trust was added as an investment option on May 1, 2025. The rate of return shown represents return from May 1, 2025 through December 31, 2025.

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Non-Qualified Deferred Compensation - Excess Savings Plan Table
The table below shows the NEO and company contributions, the aggregate earnings credited, and the total balance of each NEO’s account under the Excess Savings Plan as of December 31, 2025.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Christopher Swift	39,000	39,000	323,346	—	2,505,821
Beth Costello	39,000	39,000	87,481	—	1,433,792
Adin Morris Tooker	39,000	39,000	156,423	—	1,206,147
Amy Stepnowski	39,000	39,000	204,482	—	1,411,056
Donald Hunt	39,000	39,000	116,462	—	780,554
Deepa Soni	39,000	39,000	100,178	—	611,922
(1)The amounts shown reflect executive contributions to the Excess Savings Plan during 2025 with respect to AIP awards paid in 2025 in respect of performance during 2024. These amounts are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table in the 2025 proxy statement.
(2)The amounts shown reflect the Company’s matching contributions into the Excess Savings Plan based on the NEO's executive contributions in 2025. These amounts are also included with the Company's contributions to the 401(k) plan in the “All Other Compensation” column of the Summary Compensation Table on page 58.
(3)The amounts shown represent investment gains (or losses) during 2025 on notional investment funds available under the Excess Savings Plan (which mirror investment options available under the Company's 401(k) plan). No portion of these amounts is included in the Summary Compensation Table on page 58 as the Company does not provide above-market rates of return.
(4)The amounts shown represent the cumulative amount that has been credited to each NEO’s account under the applicable plan as of December 31, 2025. The amounts reflect the sum of the contributions made by each NEO and the Company since the NEO first began participating in the Excess Savings Plan (including executive and company contributions reported in the Summary Compensation Tables in previous years), adjusted for any earnings or losses as a result of the performance of the notional investments. The reported balances are not based solely on 2025 service. The December 31, 2024 aggregate balances are included in the “Aggregate Balance at Last FYE” column of the Non-Qualified Deferred Compensation - Excess Savings Plan table in the 2025 proxy statement.

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Potential Payments upon Termination or Change of Control
The following section provides information concerning the value of potential payments and benefits as of December 31, 2025 that would be payable to NEOs following termination of employment under various circumstances or in the event of a Change of Control (as defined on page 70). Benefit eligibility and values as of December 31, 2025 vary based on the reason for termination.
Severance Pay for Senior Executives
The NEOs participate in The Hartford Senior Executive Officer Severance Pay Plan ("Severance Plan"). The Severance Plan provides specified payments and benefits to participants upon termination of employment as a result of severance eligible events. The Severance Plan applies to the NEOs and other executives that the Chief Human Resources Officer (the “Plan Administrator”) approves for participation. As a condition to participate, the NEOs must agree to such restrictive covenants as are required by the Plan Administrator. In addition to confidentiality and non-disparagement provisions that continue after termination of employment, the NEOs have agreed that, while employed and for a one-year period following a termination of employment, they are subject to non-competition and non-solicitation provisions.
If an NEO is involuntarily terminated, other than for Cause (as defined on page 69), the NEO would receive a lump sum severance amount equal to two times the sum of their annual base salary and the target AIP award, both determined as of the involuntary termination date, payable within 60 days of termination (upon signing a release of claims in favor of the Company). Treatment of the AIP award for the year in which the termination occurs, outstanding and unvested LTI awards and other benefits as of the termination date if an NEO is involuntarily terminated other than for Cause (including if the NEO is, or is not, retirement eligible) are described in Footnotes 1, 2, 3 and 5 to the table below.
Treatment upon a Change of Control
If, within the two year period following a Change of Control (as defined on page 70), (1) the NEO is involuntarily terminated by the Company other than for Cause, or (2) the NEO voluntarily terminates employment with the Company for Good Reason (as defined on page 70), then the NEO would receive a lump sum severance amount equal to two times the sum of their annual base salary and the target AIP award (upon signing a release of claims in favor of the Company). All NEOs would be eligible for a pro rata AIP award , except that the pro rata AIP award payable would be at least the same percentage of the target level of payout as is generally applicable to executives whose employment did not terminate. LTI awards would not vest automatically upon a Change of Control so long as the Compensation Committee determines that, upon the Change of Control, the awards would either continue to be honored or be replaced with substantially equivalent alternative awards. If the awards were so honored or replaced, then those awards would fully vest if, within the two year period following the Change of Control, (1) the NEO was involuntarily terminated by the Company other than for Cause, or (2) the NEO voluntarily terminated employment with the Company for Good Reason. If the NEO is terminated for Cause, all unvested options and stock awards would be cancelled and neither severance nor AIP would be paid.

In the event of a Change of Control, the NEO would receive a lump sum equal to the present value of their benefit under the Excess Pension Plan and their Excess Savings Plan balance, provided that the Change of Control also constituted a “change in control” as defined in regulations issued under Section 409A of the Internal Revenue Code.

No gross-up would be provided for any excise taxes that apply to an NEO upon a Change of Control.
Other Benefits in the Event of Death or Disability
In the event of death, an NEO would receive a company-paid life insurance benefit in addition to whatever voluntary group term life insurance coverage is in effect. The Company paid benefit would equal two times salary with a cap of $1,000,000, unless the employee had elected a flat amount of $50,000.

In the event of disability, the NEO would be entitled to short and long term disability benefits if they were disabled in accordance with the terms of the applicable plan. Upon the commencement of long term disability benefits and while in receipt of long term disability benefits, each NEO would be eligible to participate in company health benefit and life insurance plans for up to a maximum of three years.
Eligibility for Retirement Treatment
For AIP awards, an NEO will receive retirement treatment if they meet the following retirement definition as of the last date paid: (i) the NEO is at least age 55 with at least 5 years of service, and (ii) age plus service equals or exceeds 65 (the "Rule of 65"). All of the active NEOs were eligible to receive retirement treatment for their AIP awards as of December 31, 2025, under the Rule of 65, as described in Footnote 1 below.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
For the 2023, 2024 and 2025 LTI awards, an NEO will receive retirement treatment if they provide written notice three months in advance of their planned retirement date, continue to perform their job responsibilities satisfactorily, and meet the Rule of 65. All of the active NEOs were eligible to receive retirement treatment for their 2023, 2024 and 2025 LTI awards under the Rule of 65, as described in Footnotes 2 and 3 below.
Payments upon Termination or Change of Control
The table and further discussion below address benefits that would be payable to the NEOs as of December 31, 2025 assuming their termination of employment on December 31, 2025 under various circumstances or in the event of a Change of Control effective December 31, 2025. The benefits discussed below are in addition to:

•The vested stock options set forth in the Outstanding Equity Awards at Fiscal Year-End Table on page 61,

•The vested performance shares set forth in the Option Exercises and Stock Vested Table on page 62,

•The vested pension benefits set forth in the Pension Benefits Table on page 63, and

•The vested benefits set forth in the Non-Qualified Deferred Compensation Table on page 65 (benefits payable from the Excess Savings Plan).

The amounts shown for accelerated stock option and other LTI vesting are calculated using the NYSE closing price per share of the Company’s common stock on December 31, 2025 of $137.80.

Payment Type	Christopher Swift	Beth Costello	Adin Morris Tooker	Amy Stepnowski	Donald Hunt

VOLUNTARY TERMINATION OR RETIREMENT
2025 AIP Award ($)(1)	5,808,000	2,904,000	2,829,300	2,024,000	1,408,000
Accelerated Stock Option Vesting ($)(2)	10,329,357	2,315,230	1,489,810	1,194,213	482,329
Accelerated Performance Share Vesting ($)(3)	25,508,503	5,564,916	5,015,576	3,251,185	2,315,867
Accelerated Other LTI Vesting ($)(3)	—	—	—	—	398,518
Benefits Continuation and Outplacement ($)(5)	—	—	—	—	—
TOTAL TERMINATION BENEFITS ($)	41,645,860	10,784,146	9,334,686	6,469,398	4,604,714

INVOLUNTARY TERMINATION – NOT FOR CAUSE
2025 AIP Award ($)(1)	5,808,000	2,904,000	2,829,300	2,024,000	1,408,000
Cash Severance ($)(4)	9,000,000	5,000,000	4,915,068	3,600,000	2,900,000
Accelerated Stock Option Vesting ($)(2)	10,329,357	2,315,230	1,489,810	1,194,213	482,329
Accelerated Performance Share Vesting ($)(3)	25,508,503	5,564,916	5,015,576	3,251,185	2,315,867
Accelerated Other LTI Vesting ($)(3)	—	—	—	—	398,518
Benefits Continuation and Outplacement ($)(5)	38,775	45,742	47,226	45,742	46,481
TOTAL TERMINATION BENEFITS ($)	50,684,635	15,829,888	14,296,980	10,115,140	7,551,195

CHANGE OF CONTROL/ INVOLUNTARY TERMINATION NOT FOR CAUSE OR TERMINATION FOR GOOD REASON
2025 AIP Award ($)(1)	5,808,000	2,904,000	2,829,300	2,024,000	1,408,000
Cash Severance ($)(4)	9,000,000	5,000,000	4,915,068	3,600,000	2,900,000
Accelerated Stock Option Vesting ($)(2)	10,329,357	2,315,230	1,489,810	1,194,213	482,329
Accelerated Performance Share Vesting ($)(3)	25,508,503	5,564,916	5,015,576	3,251,185	2,315,867
Accelerated Other LTI Vesting ($)(3)	—	—	—	—	398,518
Benefits Continuation and Outplacement ($)(5)	38,775	45,742	47,226	45,742	46,481
TOTAL TERMINATION BENEFITS ($)	50,684,635	15,829,888	14,296,980	10,115,140	7,551,195

INVOLUNTARY TERMINATION – DEATH OR DISABILITY
2025 AIP Award ($)(1)	5,808,000	2,904,000	2,829,300	2,024,000	1,408,000
Accelerated Stock Option Vesting ($)(2)	10,329,357	2,315,230	1,489,810	1,194,213	482,329
Accelerated Performance Share Vesting ($)(3)	25,508,503	5,564,916	5,015,576	3,251,185	2,315,867
Accelerated Other LTI Vesting ($)(3)	—	—	—	—	398,518
Benefits Continuation ($)(5)	55,114	76,013	80,465	76,013	78,232
TOTAL TERMINATION BENEFITS ($)	41,700,974	10,860,159	9,415,151	6,545,411	4,682,946

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
(1) 2025 AIP Award
Voluntary Termination or Retirement. Generally, upon a voluntary termination of employment during 2025, the NEO would not be eligible to receive an AIP award for 2025 unless the Compensation Committee determined otherwise. However, an NEO who is eligible for retirement treatment for an AIP award would be entitled to receive a pro rata award for 2025 based on the portion of the year served, payable no later than March 15 following the calendar year of termination. All NEOs in the table above were eligible for retirement treatment as of December 31, 2025 under the AIP. The amounts shown represent the actual award payable for 2025, as reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 58.
Involuntary Termination – Not For Cause. Each NEO would be eligible for a pro rata portion of their 2025 AIP award. The amounts shown represent the actual award payable for 2025, as reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 58.
Involuntary Termination – Not For Cause, or a Termination For Good Reason, Within Two Years Following a Change of Control. Each NEO would be eligible for a pro rata portion of their 2025 AIP award, commensurate with amounts received by the executives who did not terminate employment. The amounts shown represent the actual award payable for 2025, as reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 58.
Involuntary Termination For Cause. No AIP award would be payable.
Death or Disability. Each NEO would receive a 2025 AIP award comparable to the award that would have been paid had they been subject to an involuntary termination (not for Cause).
(2) Accelerated Stock Option Vesting
Voluntary Termination or Retirement. For a voluntary termination, all unvested options would be canceled, unless the Compensation Committee determined otherwise. Each NEO would be entitled to exercise stock options vested as of the date of their termination of employment within the four-month period following termination of employment but not beyond the scheduled expiration date.
If the NEO is retirement eligible, unvested stock options would immediately vest. Vested options would need to be exercised no later than the scheduled expiration date. All NEOs in the table above were eligible for retirement treatment as of December 31, 2025 on their 2023, 2024 and 2025 option awards.
Involuntary Termination – Not For Cause. Each NEO would be entitled to pro rata vesting of unvested stock options as long as the options had been outstanding for at least one year from the date of grant. Stock options vested as of the date of termination of employment would need to be exercised within the four-month period following termination of employment but not beyond the scheduled expiration date.
If the NEO is retirement eligible, unvested stock options would immediately vest. Vested options would need to be exercised no later than the scheduled expiration date. All NEOs in the table above were eligible for retirement treatment as of December 31, 2025 on their 2023, 2024, and 2025 option awards.
Change of Control. Stock options would not automatically vest upon a Change of Control so long as the Compensation Committee determined that, upon the Change of Control, the awards would either be honored or replaced with substantially equivalent alternative awards. If the stock option awards were so honored or replaced, then vesting of those awards would only be accelerated if the NEO’s employment were to be terminated within two years following the Change of Control without Cause or by the NEO for Good Reason. Stock options, if vested upon the Change of Control, would be exercisable for the remainder of their original term. The amounts shown in the Change of Control section of the table provide the value of accelerated stock option vesting presuming that all options were to vest upon a Change of Control on December 31, 2025 (i.e., that the stock option awards were not honored or replaced, or that the NEOs were terminated at the time of the Change of Control without Cause) or quit for Good Reason.
Involuntary Termination For Cause. All stock options would be canceled.
Death or Disability. All unvested stock options would fully vest and would need to be exercised no later than the scheduled expiration date.
(3) Accelerated Vesting of Performance Shares and Other LTI Awards
Voluntary Termination or Retirement. For a voluntary termination, unvested performance shares would be canceled as of the termination of employment date, unless the Compensation Committee determined otherwise. For retirement eligible employees, restricted stock units and the 2024and 2025 performance share awards would vest, subject to the Company's performance against performance measures and the NEO's compliance with a non-competition provision. As of December 31, 2025, all NEOs in the table above were eligible to receive retirement treatment on their outstanding restricted stock units and on their performance share awards, subject to the Company's performance against performance measures and the NEO's compliance with the non-competition provision. The amounts shown included dividend equivalents accrued as of December 31, 2025 on all awards.
Involuntary Termination – Not For Cause. All of the NEOs would receive full vesting, subject to the Company's performance against performance measures, in their restricted stock units and 2024 and 2025 performance share awards due to eligibility

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
for retirement treatment, subject to the NEO's compliance with the non-competition provision. The amount shown is the value the NEO would be entitled to at the end of the respective performance period for these awards to which pro rata or full payment applies, based on $137.80, the closing stock price on December 31, 2025 , and payout at target. The amounts shown include dividend equivalents accrued as of December 31, 2025 on all awards.
Change Of Control. The restricted stock units and 2024 and 2025 performance share awards would not automatically vest upon a Change of Control so long as the Compensation Committee determined that, upon the Change of Control, the awards would either be honored or replaced with substantially equivalent alternative awards. If the restricted stock units and performance share awards were so honored or replaced, then vesting of those awards would only be accelerated if the NEO’s employment were to be terminated within two years following the Change of Control without Cause or by the NEO for Good Reason. The amounts shown in the Change of Control section of the table indicate the value of accelerated vesting presuming that all awards were to vest upon the Change of Control (i.e., the performance share awards were not honored or replaced, or that the NEOs were terminated at the time of the Change of Control without Cause or quit for Good Reason), based on $137.80, the closing stock price on December 31, 2025, and a payout at target. The Compensation Committee could determine that performance share awards would pay out at greater than the target amount if it determined that actual performance exceeded target upon Change in Control. The amounts shown include dividend equivalents accrued on all awards.
Involuntary Termination For Cause. All unvested awards would be canceled.
Death or Disability. Restricted stock units would vest in full and be payable within 90 days of the termination date. Performance share awards granted in 2024 and 2025 would vest in full at target and be payable within 60 days of the termination date. The amounts shown include dividend equivalents accrued as of December 31, 2025 on all awards.
(4) Cash Severance Payments
Voluntary Termination or Retirement, Involuntary Termination For Cause, Death or Disability. No benefits would be payable.
Involuntary Termination - Not For Cause Before or After a Change of Control, or Termination For Good Reason Within Two Years Following a Change of Control. Each NEO would receive a severance payment calculated as a lump sum equal to two times the sum of base salary and the target AIP award at the time of termination (assumed to be December 31, 2025 for this purpose).
In the event of termination after a Change of Control, if the aggregate present value of payments contingent on the Change of Control would result in payment by the NEO of an excise tax on “excess parachute payments,” as described in regulations under Sections 280G and 4999 of the Internal Revenue Code, then the severance amounts shown would be reduced if, as a result, the NEO would thereby receive more on an after-tax basis than they would receive if the reduction in the severance amount was not made. The amounts shown assume that such reduction does not occur.
(5) Benefits Continuation and Outplacement
Voluntary Termination or Retirement. No benefits would be payable: executive outplacement services would not be provided and health benefit coverage ends. NEOs who terminate employment after attaining age 55 and completing 10 years of service can elect coverage under a company high deductible health plan until age 65 at their own expense.
Involuntary Termination - Not For Cause, Before or After A Change of Control, or Termination For Good Reason Within Two Years Following a Change of Control. Each NEO would be provided executive outplacement services and up to one year of health benefits at the employee cost. The amounts shown represent the estimated employer cost of health coverage continuation for one year and executive outplacement services.
Involuntary Termination - Disability or Death. Each NEO would be provided 36 months of life and health benefits continuation from the date of termination due to long term disability. The amounts shown represent the estimated employer cost of life and health coverage continuation for three years.

Treatment of NEO upon Termination
Upon her termination of employment, Ms. Soni did not receive severance or other termination-related payments, and all unvested equity awards were forfeited in accordance with their terms.

DEFINITIONS
“Cause” as used above is defined differently, depending upon whether an event occurs before or after a Change of Control.
•    Prior to a Change of Control, “Cause” is generally defined as termination for misconduct or other disciplinary action. With respect to 2025 LTI awards, prior to a Change of Control, "Cause" is defined as termination of the executive's employment due to the executive engaging in any of the following (as determined by the Company in its sole discretion): (i) the willful failure to perform substantially the executive's employment-related duties; (ii) the executive's willful or serious

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
misconduct that has caused or could reasonably be expected to result in material injury to the business or reputation of the Company; (iii) the executive's conviction of, or entering a plea of guilty or nolo contendere to, a crime constituting a felony; or (iv) the executive's breach of any written covenant or agreement with the Company or any material written policy of the Company.
•    Upon the occurrence of a Change of Control, “Cause” is generally defined as the termination of the executive’s employment due to: (i) a felony conviction; (ii) an act or acts of dishonesty or gross misconduct which result or are intended to result in damage to the Company’s business or reputation; or (iii) repeated violations by the executive of the obligations of their position, which violations are demonstrably willful and deliberate and which result in damage to the Company’s business or reputation.
“Change of Control” is generally defined as:
•     The filing of a report with the SEC disclosing that a person is the beneficial owner of 40% or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;
•     A person purchases shares pursuant to a tender offer or exchange offer to acquire stock of the Company (or securities convertible into stock), provided that after consummation of the offer, the person is the beneficial owner of 20% or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;
•     The consummation of a merger, consolidation, recapitalization or reorganization of the Company approved by the stockholders of the Company, other than in a transaction immediately following which the persons who were the beneficial owners of the outstanding securities of the Company entitled to vote in the election of directors of the Company immediately prior to such transaction are the beneficial owners of at least 55% of the total voting power represented by the securities of the entity surviving such transaction entitled to vote in the election of directors of such entity in substantially the same relative proportions as their ownership of the securities of the Company entitled to vote in the election of directors of the Company immediately prior to such transaction;
•     The consummation of a sale, lease, exchange or other transfer of all or substantially all the assets of the Company approved by the stockholders of the Company; or
•     Within any 24 month period, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director (A) was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause, and (B) was not designated by a person who has entered into an agreement with the Company to effect a merger or sale transaction described above.
“Good Reason” is generally defined as:
•    The assignment of duties inconsistent in any material adverse respect with the executive’s position, duties, authority or responsibilities, or any other material adverse change in position, including titles, authority or responsibilities;
•     A material reduction in base pay or target AIP award;
•     Being based at any office or location more than 50 miles from the location at which services were performed immediately prior to the Change of Control (provided that such change of office or location also entails a substantially longer commute);
•     A failure by the Company to obtain the assumption and agreement to perform the provisions of the Senior Executive Officer Plan by a successor; or
•     A termination asserted by the Company to be for cause that is subsequently determined not to constitute a termination for Cause.

CEO Pay Ratio
For 2025, Mr. Swift had total compensation, as reported in the Summary Compensation Table on page 58, of $22,114,212, while our median employee (excluding the CEO) had total compensation of $113,040, yielding a CEO pay ratio of 196 times the median. Annual base salary at year-end 2025 was used to determine the median employee; no statistical sampling was used. The median employee's total compensation was calculated in the same manner as for the CEO in the Summary Compensation Table. All non-U.S. employees were excluded using the 5% de minimis rule (225 employees were based in the U.K., 39 in India, 8 in Canada, 6 in Singapore, 5 in Hong Kong, and 4 in Switzerland).

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Pay Versus Performance
The table below provides information about the relationship between "Compensation Actually Paid" (as defined by the SEC) to NEOs and certain financial performance metrics of the Company. Compensation Actually Paid does not represent amounts actually received by the individuals during the year or the compensation decisions described in the "Compensation Discussion and Analysis” on page 39. Compensation Actually Paid is an amount calculated in accordance with SEC rules and includes, among other things, year-over-year changes in the fair value of unvested equity-based awards.

					Value of Initial Fixed $100 Investment Based on:(4)
Year	Summary Compensation Table (SCT) Total for CEO ($)(1)	Compensation Actually Paid (CAP) to CEO ($)(2)	Average SCT Total for Other NEOs ($)(1)	Average CAP to Other NEOs ($)(3)	Company TSR ($)	Peer Group TSR ($)	Net Income ($ in millions) (4)	Compensation Core Earnings ($ in millions) (5)
2025	22,114,212	48,028,798	5,798,196	8,361,245	312	210	3,836	3,743
2024	19,343,348	48,649,863	4,430,989	8,551,319	244	202	3,111	3,152
2023	16,408,250	11,750,729	3,710,379	3,144,402	176	159	2,504	2,737
2022	16,086,469	26,534,011	5,409,204	8,245,362	162	146	1,819	2,561
2021	15,824,348	38,804,005	4,793,726	10,351,296	144	132	2,371	2,163
(1) The CEO for each year reported was Christopher Swift. The names of each of the other NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Beth Costello, Adin Tooker, Amy Stepnowski, Don Hunt, and Deepa Soni; (ii) for 2024, Beth Costello, Adin Tooker, Deepa Soni, and Amy Stepnowski; (iii) for 2023, Beth Costello, David Robinson, Deepa Soni, and Amy Stepnowski; (iv) for 2022, Beth Costello, Douglas Elliot, David Robinson, and Deepa Soni; and (v) for 2021, Beth Costello, Douglas Elliot, David Robinson, Amy Stepnowski, and William Bloom.

(2) In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the CEO's total compensation for each year to determine the compensation actually paid. For purposes of the pension valuation adjustments shown below, there was no pension service or prior service cost.

Year	SCT Total ($)	Less: Change in Pension Value ($)	Less: Stock Awards from SCT and Option Awards from SCT ($)	Year-End Fair Value of Unvested Equity Awards and Applicable Dividend Equivalents Granted in the Year ($)	Change in Fair Value of Unvested Equity Awards and Applicable Dividend Equivalents Granted in Prior Years ($)	Vesting Date Fair Value of Equity Awards and Applicable Dividend Equivalents Granted and Vested in the Year ($)	Change in Fair Value of Equity Awards and Applicable Dividend Equivalents Granted in Prior Years Which Vested in the Year ($)	CAP ($)
2025	22,114,212	30,468	14,395,290	19,622,393	12,994,580	—	7,723,371	48,028,798
2024	19,343,348	25,133	13,072,800	17,572,818	13,283,469	—	11,548,161	48,649,863
2023	16,408,250	37,310	10,997,175	10,390,607	(298,113)	—	(3,715,530)	11,750,729
2022	16,086,469	—	10,153,500	14,890,747	5,123,290	—	587,005	26,534,011
2021	15,824,348	8,184	9,626,475	19,016,242	9,006,971	—	4,591,103	38,804,005
(3) In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding the CEO) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2. For purposes of the pension valuation adjustments shown below, there was no pension service or prior service cost.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Year	SCT Total ($)	Less: Change in Pension Value ($)	Less: Stock Awards from SCT and Option Awards from SCT ($)	Year-End Fair Value of Unvested Equity Awards and Applicable Dividend Equivalents Granted in the Year ($)	Change in Fair Value of Unvested Equity Awards and Applicable Dividend Equivalents Granted in Prior Years ($)	Vesting Date Fair Value of Equity Awards and Applicable Dividend Equivalents Granted and Vested in the Year ($) (a)	Change in Fair Value of Equity Awards and Applicable Dividend Equivalents Granted in Prior Years Which Vested in the Year ($)	CAP ($)
2025	5,798,196	10,441	3,184,892	2,947,715	2,084,628	—	726,039	8,361,245
2024	4,430,989	1,176	1,988,155	2,672,537	1,872,359	—	1,564,765	8,551,319
2023	3,710,379	21,025	1,760,857	1,663,735	(48,651)	—	(399,179)	3,144,402
2022	5,409,204	—	2,842,980	3,231,047	1,053,592	938,364	456,135	8,245,362
2021	4,793,726	1,170	2,362,389	4,335,398	1,972,862	340,965	1,271,904	10,351,296
(a) Equity awards vest during the year granted only in the case of retirement. Retirements occurred in 2022 and 2021 for Messrs. Elliot and Bloom, respectively.

(4) Reflects the value of a fixed $100 investment on December 31, 2020. The peer group used for this purpose is the published industry index: S&P Insurance Composite Index, the same peer group used for purposes of the performance graph included in the Company’s Annual Reports on Form 10-K for each of the fiscal years ended December 31, 2025, 2024, 2023, 2022 and 2021.

(5) The Compensation Core Earnings definition and a reconciliation from U.S. GAAP net income available to common stockholders to Compensation Core Earnings for each year in the table are provided in Appendix A.

FINANCIAL PERFORMANCE MEASURES

As described in greater detail in “Compensation Discussion and Analysis” the Company’s executive compensation program is heavily weighted toward variable compensation and designed to promote long-term shareholder value creation and support our strategy. The most important financial performance measures used by the Company to link compensation actually paid to the Company’s NEOs to Company performance are as follows:

•Compensation Core Earnings
•Compensation Core ROE
•TSR

ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE

Below are graphs showing the relationship of “Compensation Actually Paid” to our CEO and the average for our other NEOs in 2021, 2022, 2023, 2024 and 2025 relative to (i) TSR; (ii) net income; and (iii) Compensation Core Earnings:

Description of Relationships

CAP vs. TSR
CAP (Millions of Dollars)
TSR (Dollars)
$60
$50
$40
$30
$20
$10
0
$350
$300
$250
$200
$150
$100
$50
$0
$38.8
$10.4
$144.3
$26.5
$8.2
$162.0
$11.8
$3.1
$175.9
$48.6
$8.6
$243.7
$48.0
$8.4
$312.1
2021
2022
2023
2024
2025
CEO CAP (Millions of Dollars)
Other NEO CAP (Millions of Dollars)
TSR (Dollars)

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

Description of Relationships

CAP vs. Net Income and Compensation Core Earnings

CAP (Millions of Dollars)
Net Income and Compensation Core Earnings (Billions of Dollars)
$60
$50
$40
$30
$20
$10
$0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$.5
$0.0
2021
2022
2023
2024
2025
$38.8
$10.4
$2.4
$2.2
$26.5
$8.2
$2.6
$1.8
$11.8
$3.1
$2.7
$2.5
$48.6
$8.6
$3.2
$3.1
$48.0
$8.4
$3.8
$3.7
CEO CAP (Millions of Dollars)
Other NEO CAP (Millions of Dollars)
Net Income (Billions of Dollars)
Compensation Core Earnings (Billions of Dollars)

Company TSR vs. S&P Insurance Composite Index TSR
Description of Relationships
$350
$300
$250
$200
$150
$100
$50
$0
2020 (Base Investment)
2021 (1 Year TSR)
2022 (2 Year TSR)
2023 (3 Year TSR)
2024 (4 Year TSR)
2025 (5 Year TSR)
Company TSR (Dollars)
S&P P&C Insurance Index TSR (Dollars)

	Base Investment 2020	1-Year TSR	2-Year TSR	3-Year TSR	4-Year TSR	5-Year TSR
The Hartford Insurance Group	$100.00	$144.27	$162.04	$175.85	$243.66	$312.08
S&P Insurance Composite Index	$100.00	$132.12	$145.50	$158.97	$201.61	$209.85

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any of the company's filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the company specifically incorporates such information by reference.

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Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
Shareholder Proposal

04
Shareholder Proposal on the Right to Act by Written Consent
We have received notice of the intention of shareholder John Chevedden to present the following proposal at the Annual Meeting. In accordance with federal securities regulations, the text of the shareholder proposal and supporting statement appears below exactly as received, other than minor formatting changes. The contents of the proposal or supporting statement are the sole responsibility of the proponent, and we are not responsible for the content of the proposal or any inaccuracies it may contain. The Company will promptly provide the address of the proponent and the number of shares owned by the proponent upon request directed to the Company’s Corporate Secretary.
Proposal 4 - Support for Shareholder Right to Act by Written Consent
Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any discrimination or restriction based on length of stock ownership). This includes shareholder ability to initiate any appropriate topic for written consent.
Hartford shareholders have a particular need for the right to act by written consent because it is considerably more difficult than necessary for Hartford shareholders to call for a special shareholder meeting.
Delaware law considers it reasonable for 10% of shareholders to call a special meeting — yet Hartford made the threshold 25% of shareholders based on all shares outstanding and then excluded all Hartford shares that were not long-term shares, which excludes the Hartford shares most likely to call for a special shareholder meeting.
The threshold 25% of shareholders based on all Hartford shares outstanding is only a token right to call for a special shareholder meeting. If Hartford claims otherwise then Hartford can give one example of the shareholders of any company the size of Hartford or larger that have ever called for a special shareholder meeting and the meeting actually took place.
Acting by written consent is hardly ever used by shareholders but the main point of having a right to act by written consent is that it gives shareholders greater standing to engage effectively with management when Hartford is underperforming.
If Hartford directors and management know that Hartford shareholders can act by written consent they will have a greater incentive to perform.
Challenging news reports regarding Hartford emerged in 2025 and it would be easy for shareholders to find similar news reports for 2026:
Hartford reported net realized losses of $49 million before tax in Q1 of 2025.
The underlying loss and loss adjustment expense (LAE) ratio in Business Insurance saw a slight increase in all 3 reported quarters of 2025 compared to 2024, largely attributed to higher loss ratios in workers' compensation.
The second quarter 2025 general liability underlying loss ratio was also higher than 2024.
In Q1 of 2025, the homeowners' combined ratio was significantly higher than the previous year (133 vs. 96) due to higher current accident year (CAY) catastrophe losses.
The Q1 of 2025 expense ratio in Personal Lines increased due to higher direct marketing costs and commission ratios.
The Group Disability loss ratio in Q2 of 2025 increased due to a higher incidence of short-term disability claims, as well as a slight increase in long-term disability incidence.
Hartford cautioned shareholders about important risks and uncertainties, including "the possibility of unfavorable loss reserve development on legacy exposures."
An independent review said that customers reported sharp premium increases after collision claims.
Please vote yes:
Shareholder Right to Act by Written Consent — Proposal 4

74	www.thehartford.com

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal

☒
The Board of Directors recommends that shareholders vote "AGAINST" this Proposal for the following reasons:
•The Hartford already provides a meaningful special meeting right that reflects market practice and investor expectations.
•Written consent would bypass the safeguards of a meeting – reducing transparency and equal access among shareholders.
•Written consent can enable rushed or coercive outcomes and undermine Board effectiveness.
•The Hartford is committed to strong corporate governance practices and provides shareholders with other channels to effectively raise concerns outside the annual meeting cycle.

After careful consideration, the Board of Directors has concluded that the Proposal is unnecessary and not in the best interests of the Company or its shareholders.
The Hartford already provides a meaningful special meeting right that reflects market practice and investor expectations.

In February 2025, the Board amended the Company’s By-Laws to allow shareholders holding at least 25% of the Company’s common stock, and who satisfy certain reasonable procedures, to require that the Company call a special meeting. The 25% threshold is within the common range used by large U.S. companies and has been supported by many institutional investors as an appropriate guardrail against frequent or duplicative special meetings. It ensures that the significant costs and distraction associated with a special meeting are undertaken only when a meaningful portion of the shareholder base believes a meeting is warranted. Feedback received from institutional investors during last year’s engagement indicated general satisfaction with the terms of this right.

This right also ensures that all shareholders receive advance notice, consistent information, and an equal opportunity to participate – protections that are not provided in the written‑consent process.

Written consent would bypass the safeguards of a meeting – reducing transparency and equal access among shareholders.

Action by written consent is not subject to the same rigorous notice, discussion and disclosure requirements as a duly called special meeting. Furthermore, allowing a small number of shareholders to act without the procedural protections of a meeting can disenfranchise a significant number of other shareholders who may learn of corporate actions only after they are effectively complete.

Written consent can enable rushed or coercive outcomes and undermine Board effectiveness.

Written consents can be solicited privately and on uneven timetables, facilitating fragmented processes, short-term pressure campaigns, or serial actions that do not benefit from robust debate among all shareholders at a single time and on the same information. This can expose the Company to governance instability and coercive, short‑term pressure, permitting rapid changes to corporate governance or Board composition without the deliberation, dialogue, and orderly procedures of a duly called shareholder meeting. The Board believes that a meeting-based framework supports the Company’s long‑term strategy, protects shareholder value, and aligns with the expectations of our largest institutional investors, many of whom have historically opposed written‑consent proposals at companies with strong existing shareholder rights.

The Hartford is committed to strong corporate governance practices and provides shareholders with other channels to effectively raise concerns.

As described on page 13, The Hartford’s Board and management regularly consider best practices in corporate governance and shareholder feedback and modify our governance policies and practices as warranted. Among these practices, the Company provides shareholders with multiple channels to raise concerns. For example:
•Since 2011, the Company annually reaches out to shareholders representing over 50% of shares outstanding to solicit their feedback on issues important to them; in recent years, our Lead Director has also engaged directly with shareholders.

2026 Proxy Statement	75

Proxy Summary	Governance	Audit	Compensation	Shareholder Proposal
•Shareholders may communicate directly with non-management directors, or raise a complaint or concern, by contacting EthicsPoint, an external vendor retained by the Company to take calls and report concerns to the appropriate persons for proper handling.
•If important matters arise between annual meetings, special shareholder meetings may be called by a majority of Board or the Board’s Chairman or pursuant to the aforementioned shareholder special meeting right.

In light of the Company’s existing special meeting right, the risks and limitations inherent in written consent, and the Company’s strong corporate governance and engagement practices, the Board believes that adoption of this Proposal is unnecessary and not in the best interests of the Company and its shareholders.

Accordingly, the Board of Directors unanimously recommends a vote “AGAINST” this proposal.

76	www.thehartford.com

Information On Stock Ownership
Information on Stock Ownership
Directors and Executive Officers
The following table shows, as of March 23, 2026: (1) the number of shares of our common stock beneficially owned by each director and NEO, and (2) the aggregate number of shares of common stock and common stock-based equity (including RSUs, performance shares granted at target and stock options that will not vest or become exercisable within 60 days, as applicable) held by all directors, NEOs and Section 16 executive officers as a group.

As of March 23, 2026, no individual director, NEO or Section 16 executive officer beneficially owned 1% or more of the total outstanding shares of our common stock. The directors, NEOs and Section 16 executive officers as a group beneficially owned approximately 1.3% of the total outstanding shares of our common stock as of March 23, 2026.

Name of Beneficial Owner	Common Stock(1)	Total(2)
Thomas A. Bartlett	1,537	1,537
Beth Costello	527,566	631,828
Larry D. De Shon	16,698	16,698
Carlos Dominguez	29,970	29,970
Trevor Fetter(3)	140,602	140,602
Donald Hunt	12,287	66,468
Donna James	12,983	12,983
Annette P. Rippert	3,142	3,142
Teresa W. Roseborough	34,709	34,709
Virginia P. Ruesterholz	50,065	50,065
Deepa Soni	21,353	21,353
Amy Stepnowski	81,347	144,397
Christopher Swift(4)	2,395,003	2,875,097
Adin Morris Tooker	190,444	303,020
Matthew E. Winter	17,761	17,761
Kathleen Winters	3,307	3,307
All directors, NEOs and Section 16 executive officers as a group (20 persons)(5)	3,601,039	4,520,219
(1)All shares of common stock are owned directly except as otherwise indicated below. Pursuant to SEC regulations, shares of common stock beneficially owned include shares of common stock that, as of March 23, 2026: (i) may be acquired by directors, NEOs and Section 16 executive officers upon the vesting or distribution of stock-settled RSUs or the exercise of stock options exercisable within 60 days after March 23, 2026, (ii) are allocated to the accounts of Section 16 executive officers under the Company’s tax-qualified 401(k) plan, (iii) are held by Section 16 executive officers under The Hartford Employee Stock Purchase Plan or (iv) are owned by a director’s, NEO's or a Section 16 executive officer’s spouse or minor child. Of the number of shares of common stock shown above, the following shares may be acquired upon exercise of stock options as of March 23, 2026 or within 60 days thereafter by: Ms. Costello, 434,578 shares; Mr. Hunt, 9,744 shares; Ms. Soni, 0 shares; Ms. Stepnowski, 49,810 shares; Mr. Swift, 1,937,189 shares; Mr. Tooker, 152,236 shares; and all NEOs and Section 16 executive officers as a group, 2,609,890 shares.
(2)This column shows the individual’s total stock-based holdings in the Company, including the securities shown in the “Common Stock” column (as described in footnote 1), plus RSUs that vest and stock options that become exercisable more than 60 days after March 23, 2026, and all outstanding performance shares (at target).
(3)The amount shown includes 80,945 shares of common stock held by a trust for which Mr. Fetter serves as trustee.
(4)The amount shown includes 40,003 shares of common stock held by Mr. Swift’s spouse and 156,251 held in two trusts for which Mr. Swift or his spouse serves as trustee.
(5)The amount shown includes 811 shares of common stock allocated to the accounts of two Section 16 executive officers under the Company’s tax-qualified 401(k) plan.

2026 Proxy Statement	77

Information On Stock Ownership
Certain Shareholders
The following table shows those persons known to the Company as of February 14, 2026 to be the beneficial owners of more than 5% of our common stock. In furnishing the information below, we have relied on information filed with the SEC by the beneficial owners.

Name(1) and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(2)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	24,135,643(3)	0.085
State Street Corporation One Lincoln Street Boston, MA 02111	16,712,364(4)	5.56%
(1)On February 13, 2024, The Vanguard Group, Inc. filed a Schedule 13G/A to report that it was the beneficial owner of 38,754,269 shares (12.89%) of our common stock as of December 29, 2023. In a Schedule 13G/A filed on March 27, 2026, Vanguard reported that it had completed an internal realignment and certain subsidiaries and/or business divisions would report beneficial ownership separately on a disaggregated basis. As a result, The Vanguard Group, Inc. reported that it no longer has, or is deemed to have, beneficial ownership over any shares of The Hartford’s common stock. As of April 6, 2026, no Vanguard-affiliated entity has filed a Schedule 13D or 13G reporting beneficial ownership of more than 5% of our outstanding common stock.
(2)The percentages contained in this column are based solely on information provided in Schedules 13G or 13G/A filed with the SEC by each of the beneficial owners listed above regarding their respective holdings of our common stock as of the dates set forth below.
(3)This information is based solely on information contained in a Schedule 13G/A filed on April 17, 2025 by BlackRock, Inc. to report that it was the beneficial owner of 24,135,643 shares of our common stock as of March 30, 2025. BlackRock has (i) sole power to vote or to direct the vote with respect to 21,774,127 of such shares; (ii) shared power to vote or to direct the vote with respect to none of such shares; (iii) sole power to dispose or direct the disposition of 24,135,643 of such shares; and (iv) shared power to dispose or direct the disposition of none of such shares.
(4)This information is based solely on information contained in a Schedule 13G filed on January 30, 2024 by State Street Corporation to report that it was the beneficial owner of 16,712,364 shares of our common stock as of December 31, 2023. State Street has (i) sole power to vote or to direct the vote with respect to none of such shares; (ii) shared power to vote or to direct the vote with respect to 11,304,205 of such shares and (iii) sole power to dispose or to direct the disposition of none of such shares; and (iv) shared power to dispose or direct the disposition of 16,691,974 of such shares.

78	www.thehartford.com

Information About The Meeting
Information about The Hartford’s Annual Meeting of Shareholders
Householding of Proxy Materials
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker. You may also call (800) 542-1061 or write to: Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of copies of the Notice of 2026 Annual Meeting of Shareholders, Proxy Statement and 2025 Annual Report by writing to Terence Shields, Corporate Secretary, The Hartford Insurance Group, Inc., One Hartford Plaza, Hartford, CT 06155.
Frequently Asked Questions
The Board of Directors of The Hartford is soliciting shareholders’ proxies in connection with the 2026 Annual Meeting of Shareholders, and at any adjournment or postponement thereof. The mailing to shareholders of the notice of Internet availability of proxy materials took place on or about April 9, 2026.
Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A:     Instead of mailing a printed copy of our proxy materials to each shareholder of record, the SEC permits us to furnish proxy materials by providing access to those documents on the Internet. Shareholders will not receive printed copies of the proxy materials unless they request them. The notice instructs you as to how to submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the notice for requesting them.
Q: How are shares voted if additional matters are presented at the Annual Meeting?
A:     Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxyholders, Donald C. Hunt, Executive Vice President and General Counsel, and Terence Shields, Corporate Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting in accordance with Delaware law and our By-laws.
Q: Who may vote at the Annual Meeting?

A:     Holders of our common stock at the close of business on March 23, 2026 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had 275,021,182 shares of common stock outstanding and entitled to be voted at the Annual Meeting. You may cast one vote for each share of common stock you hold on all matters presented at the Annual Meeting.
Participants in The Hartford Investment and Savings Plan (“ISP”) and The Hartford Deferred Restricted Stock Unit Plan (“Bonus Swap Plan”) may instruct plan trustees as to how to vote their shares using the methods described on page 80. The trustees of the ISP and the Bonus Swap Plan will vote shares for which they have not received direction in accordance with the terms of the ISP and the Bonus Swap Plan, respectively.
Participants in The Hartford's Employee Stock Purchase Plan (“ESPP”) may vote their shares as described on page 80.

2026 Proxy Statement	79

Information About The Meeting
Q: What vote is required to approve each proposal?

A: Proposal		Voting Standard
1	Election of Directors	A director will be elected if the number of shares voted “for” that director exceeds the number of votes “against” that director.
2	To ratify the appointment of our independent registered public accounting firm	An affirmative vote requires the majority of those shares present in person or represented by proxy and entitled to vote.
3	To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement	An affirmative vote requires the majority of those shares present in person or represented by proxy and entitled to vote.
4	Vote on shareholder proposal that the Company adopt written consent rights for shareholders	An affirmative vote requires the majority of those shares present in person or represented by proxy and entitled to vote.

Q: What is the difference between a “shareholder of record” and a “street name” holder?
A:     These terms describe the manner in which your shares are held. If your shares are registered directly in your name through Computershare, our transfer agent, you are a “shareholder of record.” If your shares are held in the name of a brokerage firm, bank, trust or other nominee as custodian on your behalf, you are a “street name” holder.

Q: How do I vote my shares?
A:     Subject to the limitations described below, you may vote by proxy:

By internet	By telephone

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903

By mailing your Proxy Card	At the annual meeting

Cast your ballot, sign your proxy card and send by mail	Follow the instructions on the virtual meeting site
When voting on proposal items 1-4, you may vote “for” or “against” the item or you may abstain from voting.
Voting Through the Internet or by Telephone Prior to the Annual Meeting. Whether you hold your shares directly as the shareholder of record or beneficially in “street name,” you may direct your vote by proxy without attending the Annual Meeting. You can vote by proxy using the Internet or a telephone by following the instructions provided in the notice you received.
Voting by Proxy Card or Voting Instruction Form. Each shareholder, including any employee of The Hartford who owns common stock through the ISP, the Bonus Swap Plan or the ESPP, may vote by using the proxy card(s) or voting instruction form(s) provided to them. When you return a proxy card or voting instruction form that is properly completed and signed, the shares of common stock represented by that card will be voted as you specified.

80	www.thehartford.com

Information About The Meeting

Q: Can I vote my shares at the virtual Annual Meeting?
A:     You may vote online during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/HIG2026, entering the 16-digit control number provided on your proxy card, voting instruction form or notice, and following the on-screen instructions.

Q: Can my shares be voted even if I abstain or don’t vote by proxy or attend the Annual Meeting?
A:     If you cast a vote of “abstention” on a proposal, your shares cannot be voted otherwise unless you change your vote (see below). Because they are considered to be present and entitled to vote for purposes of determining voting results, abstentions will have the effect of a vote against Proposal #2, Proposal #3, and Proposal #4. Note, however, that abstentions will have no effect on Proposal #1, since only votes “for” or “against” a director nominee will be considered in determining the outcome.
Abstentions are included in the determination of shares present for quorum purposes.
If you don’t vote your shares held in “street name,” your broker can vote your shares in its discretion on matters that the NYSE has ruled discretionary. The ratification of Deloitte & Touche LLP as independent registered public accounting firm is the only discretionary item under the NYSE rules. If no contrary direction is given, your shares will be voted on this matter by your broker in its discretion. The NYSE deems all of the other proposals as non-discretionary matters in which brokers may not vote shares held by a beneficial owner without instructions from such beneficial owner. Accordingly, if you fail to provide specific voting instructions, brokers will not be able to vote your shares for the election of directors, the advisory vote on compensation of our named executive officers, or the shareholder proposal for a shareholder right to act by written consent, and your shares will not be counted in the vote on those matters.
If you do not vote shares for which you are the shareholder of record, your shares will not be voted.
Q: What constitutes a quorum, and why is a quorum required?
A:     A quorum is required for our shareholders to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the Record Date will constitute a quorum, permitting us to conduct the business of the meeting. Abstentions and proxies submitted by brokers (even with limited voting power such as for discretionary matters only) will be considered “present” at the Annual Meeting and counted in determining whether there is a quorum present.
Q: Can I change my vote after I have delivered my proxy?
A:     Yes. If you are a shareholder of record, you may revoke your proxy at any time before it is exercised by:
1.Entering a new vote prior to the Annual Meeting at www.proxyvote.com or via telephone;
2.Giving written notice of revocation to our Corporate Secretary;
3.Submitting a subsequently dated and properly completed proxy card; or
4.Entering a new vote during the Annual Meeting at www.virtualshareholdermeeting.com/HIG2026 (your attendance at the Annual Meeting will not by itself revoke your proxy).
If you hold shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your proxy by voting online during the virtual Annual Meeting.
Q: Where can I find voting results of the Annual Meeting?
A:     We will announce preliminary voting results at the Annual Meeting and publish the results in a Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.

Q: How can I submit a proposal for inclusion in the 2027 proxy statement?
A:     We must receive proposals submitted by shareholders for inclusion in the 2027 proxy statement relating to the 2027 Annual Meeting no later than the close of business on December 10, 2026. For director nominees to be included in the 2027 proxy statement, nominations must be submitted no earlier than November 10, 2026 and no later than December 10, 2026. For director nominees to be included in the 2027 proxy statement, nominations must be submitted no earlier than November 10, 2026 and no later than December 10, 2026. Any proposal received after December 10, 2026, for inclusion in the 2027 proxy statement will not be included in our proxy materials for 2027. In addition, all proposals for inclusion in the 2027 proxy statement must comply with all of the requirements of Rule 14a-8 under the Exchange Act. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act. Our By-laws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. No such proposal may be presented at the 2027 Annual Meeting unless we receive notice of the proposal by Friday, February 19, 2027. Proposals should be addressed to Terence Shields, Corporate Secretary, The Hartford Insurance Group, Inc., One Hartford Plaza, Hartford, CT 06155. All proposals must comply with the requirements set forth in our By-laws, a copy of which may be obtained from our Corporate Secretary or on the Corporate Governance page of the investor relations section of our website at http://ir.thehartford.com.

2026 Proxy Statement	81

Information About The Meeting
Q: How may I obtain other information about The Hartford?
A:     General information about The Hartford is available on our website at www.thehartford.com. You may view the Corporate Governance page of the investor relations section of our website at http://ir.thehartford.com for the following information, which is also available in print without charge to any shareholder who requests it in writing:

SEC Filings	• Copies of this proxy statement • Annual Report on Form 10-K for the fiscal year ended December 31, 2025 • Other filings we have made with the SEC
Governance Documents
 • Articles of Incorporation
 • By-laws
 • Corporate Governance Guidelines (including guidelines for determining director independence and qualifications)
 • Charters of the Board’s committees
 • Code of Ethics and Business Conduct
 • Code of Ethics and Business Conduct for Members of the Board of Directors

Written requests for print copies of any of the above-listed documents should be addressed to Terence Shields, Corporate Secretary, The Hartford Insurance Group, Inc., One Hartford Plaza, Hartford, CT 06155.
For further information, you may also contact our Investor Relations Department at the following address: The Hartford Insurance Group, Inc., One Hartford Plaza, Hartford, CT 06155, or call (860) 547-2537.

82	www.thehartford.com

Information About The Meeting
Other Information
As of the date of this proxy statement, the Board of Directors has no knowledge of any business that will be properly presented for consideration at the Annual Meeting other than that described above. As to other business, if any, that may properly come before the Annual Meeting, the proxies will vote in accordance with their judgment.
Present and former directors and present and former officers and other employees of the Company may solicit proxies by telephone, telegram or mail, or by meetings with shareholders or their representatives. The Company will reimburse brokers, banks or other custodians, nominees and fiduciaries for their charges and expenses in forwarding proxy material to beneficial owners. The Company has engaged Sodali & Co to solicit proxies for the Annual Meeting for a fee of $16,000, plus the payment of Sodali & Co's out-of-pocket expenses. The Company will bear all expenses relating to the solicitation of proxies.
The proxy materials are available to you via the Internet. Shareholders who access the Company’s materials this way get the information they need electronically, which allows us to reduce printing and delivery costs and lessen adverse environmental impacts. The notice of Internet availability contains instructions as to how to access and review these materials. You may also refer to the notice for instructions regarding how to request paper copies of these materials.
We hereby incorporate by reference into this proxy statement “Item 10: Directors, Executive Officers and Corporate Governance of The Hartford” and “Item 12: Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
By order of the Board of Directors,
Terence Shields
Corporate Secretary
Dated: April 9, 2026
SHAREHOLDERS ARE URGED TO VOTE BY PROXY, WHETHER OR NOT THEY EXPECT TO ATTEND THE VIRTUAL ANNUAL MEETING. A SHAREHOLDER MAY REVOKE THEIR PROXY AND VOTE AT THE VIRTUAL ANNUAL MEETING (STREET HOLDERS MUST OBTAIN A LEGAL PROXY FROM THEIR BROKER, BANKER OR TRUSTEE TO VOTE AT THE VIRTUAL ANNUAL MEETING).

2026 Proxy Statement	83

Appendix A
Appendix A: Reconciliation of U.S. GAAP to Non-GAAP Financial Measures
The Hartford uses non-GAAP financial measures in this proxy statement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because The Hartford's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford's non-GAAP financial measures to those of other companies. Definitions and calculations of non-GAAP and other financial measures used in this proxy statement can be found below.

On January 1, 2023, the Company adopted FASB's LDTI guidance, which was applied on a modified retrospective basis as of January 1, 2021. Impacted prior periods in this document have been restated to reflect the adoption of LDTI where noted. For additional information refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements and Schedules in the Company's 2023 Annual Report on Form 10-K.

Core Earnings: The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Generally realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs – These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and excluding the deferred gain on retroactive reinsurance and related amortization of the deferred gain from core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.

In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.

Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. Below is a reconciliation of net income (loss) available to common stockholders to core earnings for the years ended December 31, 2025, 2024, 2023, 2022 and 2021.

84	www.thehartford.com

Appendix A

($ in millions)	Year Ended Dec. 31, 2025	Year Ended Dec. 31, 2024	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021
Net income available to common stockholders(1)	$3,815	$3,090	$2,483	$1,798	$2,350
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	96	56	152	626	(505)
Restructuring and other costs, before tax	—	2	6	13	1
Loss on extinguishment of debt, before tax	—	—	—	9	—
Integration and other non-recurring M&A costs, before tax	7	8	8	21	58
Change in deferred gain on retroactive reinsurance, before tax	(64)	(83)	194	229	246
Income tax expense (benefit)(2)	(9)	3	(76)	(200)	34
Core Earnings(1)	$3,845	$3,076	$2,767	$2,496	$2,184
(1) Adopting LDTI resulted in an after tax increase to net income and core earnings of $4 for 2022 and $6 for 2021.
(2) Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

Compensation Core Earnings: As discussed under “Annual Incentive Plan Awards” on page 44, at the beginning of each year, the Compensation Committee approves a definition of “Compensation Core Earnings,” a non-GAAP financial measure. Compensation Core Earnings is used to set AIP award targets and threshold levels below which no AIP award is earned. Below are the Compensation Committee’s 2025, 2024, 2023, 2022 and 2021 definitions of “Compensation Core Earnings” and reconciliations of core earnings to this non-GAAP financial measure.

($ in millions)	Year Ended Dec. 31, 2025	Year Ended Dec. 31, 2024	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021
Core Earnings as reported(1)	$3,845	$3,076	$2,767	$2,492	$2,178
Adjustments to reconcile core earnings to compensation core earnings, after tax:
Total catastrophe losses, including reinstatement premiums, state catastrophe fund assessments and terrorism losses, that are (below) or above the annual catastrophe budget	(210)	(35)	(13)	44	10
Prior accident year reserve development associated with asbestos and environmental reserves, net of reinsurance recoveries, included in core earnings	130	111	—	—	—
Entire amount of a (gain) or loss (or such percentage of a gain or loss as determined by the Compensation Committee) associated with any other unusual or non-recurring item, including but not limited to reserve development, litigation and regulatory settlement charges and/or prior/current year non-recurring tax benefits or charges	(14)	3	(17)	(24)	(4)
Total equity method earnings that are below the annual operating budget from the limited partnership that owns Talcott Resolution					19
Total Hartford Funds earnings that are below or (above) the annual operating budget	(8)	(3)	—	49	(40)
Compensation Core Earnings	$3,743	$3,152	$2,737	$2,561	$2,163
(1) Core Earnings as reported in this table for 2022 and 2021 do not reflect impacts of the Company's adoption of FASB's LDTI guidance.

2026 Proxy Statement	85

Appendix A
Core Earnings Margin: The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Employee Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Employee Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Employee Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. Below is a reconciliation of net income margin to core earnings margin for the year ended December 31, 2025.

Year Ended Dec. 31, 2025
Net income margin	7.8%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses before tax	0.5%
Income tax benefit	(0.1)%
Core earnings margin	8.2%

Core Earnings Return on Equity: The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of consolidated net income ROE to Consolidated Core earnings ROE is set forth below.

	Year Ended Dec. 31, 2025	Year Ended Dec. 31, 2024	Year Ended Dec. 31, 2023
Net Income available to common stockholders ROE	22.0%	19.9%	17.5%
Adjustments to reconcile net income ROE to core earnings ROE:
Net realized losses, excluded from core earnings, before tax	0.6%	0.4%	1.1%
Integration and other non-recurring M&A costs, before tax	—%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax	(0.4)%	(0.5)%	1.4%
Income tax benefit on items not included in core earnings	(0.1)%	—%	(0.5)%
Impact of AOCI, excluded from denominator of Core Earnings ROE	(2.7)%	(3.2)%	(3.8)%
Core earnings ROE	19.4%	16.7%	15.8%

86	www.thehartford.com

Appendix A
Compensation Core ROE: As discussed under "Long-Term Incentive Awards" on page 46, Compensation Core ROE is used to set performance share targets and threshold levels below which there is no payout. The adjustments described in the left hand column of the table below constitute the Compensation Committee’s 2025 definition of “Compensation Core ROE.” A reconciliation of U.S. GAAP net income to Compensation Core ROE for the 2025 performance share awards will not be available until the end of the performance period in 2027. Reconciliations for each year covered by the 2023 performance share awards are provided in the table below, with any variations from the 2025 performance share award definition explained in the notes below the table.

($ in millions)	Year Ended Dec. 31, 2025	Year Ended Dec. 31, 2024	Year Ended Dec. 31, 2023
Net income available to common shareholders as reported	$3,815	$3,090	$2,483
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses excluded from core earnings, before tax	96	56	152
Restructuring and other costs, before tax	—	2	6
Integration and other non-recurring M&A costs, before tax	7	8	8
Change in deferred gain on retroactive reinsurance, before tax	(64)	(83)	194
Income tax expense (benefit)	(9)	3	(76)
Core Earnings as reported	3,845	3,076	2,767
Adjusted for after tax:
Total catastrophe losses, including reinstatement premiums, state catastrophe fund assessments and terrorism losses that are (below) or above the catastrophe budget.(1)	(114)	(34)	(38)
Prior accident year reserve development associated with asbestos and environmental reserves, net of reinsurance recoveries, included in core earnings	130	111	—
Total Hartford Funds earnings that are below or (above) the annual operating budget as set for each year in February 2023	(1)	1	—
Entire amount of a loss (gain) associated with litigation and regulatory settlement charges and/or with prior/current year non-recurring tax benefits or charges	(14)	—	—
Core Earnings as adjusted	$3,846	$3,154	$2,729
Prior year ending common stockholders' equity, excluding accumulated other comprehensive income (AOCI)(2) as reported	$18,999	$17,842	$17,183
Current year ending common stockholders' equity, excluding AOCI as reported	$20,702	$18,999	$17,842
Average common stockholders' equity, excluding AOCI as reported	$19,851	$18,421	$17,513
Compensation Core ROE	19.4%	17.1%	15.6%
Average of 2023, 2024, and 2025 Compensation Core ROE = 17.4%
(1)The catastrophe budget for each year will be based on the multi-year outlook finalized in the first quarter of the year of grant.  The catastrophe budget will be adjusted only for changes in exposures between what is assumed in the multi-year outlook versus exposures as the book is actually constituted in each respective year.
(2)Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable U.S. GAAP measure see the "Common stockholders' equity, excluding AOCI" disclosure below.

2026 Proxy Statement	87

Appendix A
Common Stockholders' Equity, Excluding AOCI: This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable U.S. GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable U.S. GAAP measure, total stockholders' equity, is included below.

($ in millions)	As of Dec. 31, 2025	As of Dec. 31, 2024	As of Dec. 31, 2023	As of Dec. 31, 2022
Total stockholders' equity as reported	$18,979	$16,447	$15,327	$13,676
Less: Preferred stock	334	334	334	334
Less: AOCI	(2,057)	(2,886)	(2,849)	(3,841)
Common stockholders' equity, excluding AOCI as reported	20,702	18,999	17,842	17,183
Underlying Combined Ratio: This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable U.S. GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Below is a reconciliation of combined ratio to the underlying combined ratio for individual reporting segments for the year-ended December 31, 2025.

	Business Insurance	Personal Insurance
Combined Ratio	88.3	91.9
Impact of current accident year catastrophes and prior accident year development on combined ratio	0.2	(4.0)
Underlying Combined Ratio	88.5	88.0

Core Earnings Per Diluted Share: This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the U.S. GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable U.S. GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. Below is a reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share for the year-ended December 31, 2025.

Year Ended
Dec. 31, 2025
Net Income available to common stockholders per diluted share	$13.32
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses, excluded from core earnings, before tax	0.34
Integration and other non-recurring M&A costs, before tax	0.02
Change in deferred gain on retroactive reinsurance, before tax	(0.22)
Income tax expense (benefit) on items excluded from core earnings	(0.04)
Core earnings per diluted share	$13.42

Underlying Loss And Loss Adjustment Expense Ratio: This non-GAAP financial measure is the cost of non-catastrophe loss and loss adjustment expenses incurred in the current accident year divided by earned premiums. The loss and loss

88	www.thehartford.com

Appendix A
adjustment expense ratio is the most directly comparable U.S. GAAP measure. Management believes that the underlying loss and loss adjustment expense ratio is a performance measure that is useful to investors as it removes the impact of volatile and unpredictable catastrophe losses and prior accident year development ("PYD"). A reconciliation of the loss and loss adjustment expense ratio to the underlying loss and loss adjustment expense ratio for Personal Insurance is set forth below.

	Year Ended	Year Ended
	Dec. 31, 2025	Dec. 31, 2024
Loss and loss adjustment expense ratio	65.9	73.1
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	(4.0)	(5.1)
Underlying loss and loss adjustment expense ratio	61.9	68.1

2026 Proxy Statement	89

`

The Hartford Insurance Group, Inc.
2026 Annual Meeting of Shareholders

May 20, 2026 at 12:30 P.M.

Our Annual Meeting can be accessed virtually* at:
www.virtualshareholdermeeting.com/HIG2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
Notice of 2026 Annual Meeting of Shareholders, Proxy Statement and 2025 Annual Report are available at www.proxyvote.com.

V85797-P48686-Z92338

THE HARTFORD INSURANCE GROUP, INC.
Annual Meeting of Shareholders
May 20, 2026 12:30 P.M.
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Donald C. Hunt, Executive Vice President and General Counsel, and Terence Shields, Corporate Secretary, and each of them, as proxies of the undersigned, each with power to appoint their substitute, and hereby authorizes each or any of them to vote, as designated on the reverse side of this proxy, all shares of common stock of The Hartford Insurance Group, Inc. (the "Company") held of record, and all shares held in the Company's Dividend Reinvestment and Cash Payment Plan, the Hartford Investment and Savings Plan ("ISP") and the Hartford Deferred Restricted Stock Unit Plan ("Stock Unit Plan"), which the undersigned is entitled to vote if personally present at the virtual Annual Meeting of Shareholders of the Company at 12:30 P.M. E.D.T. at www.virtualshareholdermeeting.com/HIG2026, and at any adjournments or postponements thereof, and confers discretionary authority upon each such proxy to vote upon any other matter properly brought before the meeting.

If you own additional shares of common stock in a "street name" capacity (i.e. through a broker, nominee or some other agency that holds common stock for your account), including shares held in the Company's Employee Stock Purchase Plan, those shares are represented by a separate proxy provided by your broker or other nominee.

Shares of common stock for the accounts of Company employees who participate in the ISP and the Stock Unit Plan are held of record and are voted by the respective trustees of these plans. This card provides instructions to plan trustees for voting plan shares. To allow sufficient time for the trustees to tabulate the vote of plan shares, you must vote by telephone or online or return this proxy so that it is received by 5:00 p.m. E.D.T. on May 18, 2026.

Please specify your choices by marking the appropriate boxes on the reverse side of this Proxy. The shares represented by this Proxy will be voted as you designate on the reverse side. **IF NO DESIGNATION IS MADE, THE SHARES WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS: "FOR" THE ELECTION OF DIRECTOR NOMINEES NAMED IN ITEM 1, "FOR" ITEMS 2 AND 3, AND "AGAINST" ITEM 4. Please sign, date, and return this Proxy, or vote by telephone or through the Internet.**

Continued and to be signed on reverse side

THE HARTFORD INSURANCE GROUP, INC.
ONE HARTFORD PLAZA
MAILSTOP# H0-1-09 HARTFORD PLAZA
HARTFORD, CT 06155

SCAN TO
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 19, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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You may attend the meeting via the Internet and vote during the meeting. Have your 16-digit control number to access the above meeting web site and follow the instructions.

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V85796-P48686-Z92338

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HARTFORD INSURANCE GROUP, INC.

The Board of Directors recommends you vote "FOR" all nominees for election as directors:

1. Election of Directors

Nominee	For	Against	Abstain
1a. Tom Bartlett	☐	☐	☐
1b. Larry D. De Shon	☐	☐	☐
1c. Carlos Dominguez	☐	☐	☐
1d. Trevor Fetter	☐	☐	☐
1e. Donna James	☐	☐	☐
1f. Annette Rippert	☐	☐	☐
1g. Teresa W. Roseborough	☐	☐	☐
1h. Virginia P. Ruesterholz	☐	☐	☐
1i. Christopher J. Swift	☐	☐	☐
1j. Matthew E. Winter	☐	☐	☐
1k. Kathleen Winters	☐	☐	☐

The Board of Directors recommends you vote "FOR" proposals 2 and 3:

Proposal	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026	☐	☐	☐
3. Management proposal to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement	☐	☐	☐

The Board of Directors recommends you vote "AGAINST" proposal 4:

Proposal	For	Against	Abstain
4. Shareholder proposal that the Company adopt written consent rights for shareholders	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date